Exhibit 10.41

OMB Control No. 1505-0080

| AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT | 1. CONTRACT ID CODE | PAGE 1 OF PAGES 48 |
|---|---|---|

| 2. AMENDMENT/MODIFICATION NO. | 3. EFFECTIVE DATE | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable) |
|---|---|---|---|
| 0001 | See Block 16C | W-6-W2-03-TP-R03 005 | |

| 6. ISSUED BY CODE IRS0088 | 7. ADMINISTERED BY (If other than Item 6) CODE |
|---|---|
| Internal Revenue Service<br>6009 Oxon Hill Road, Suite 500<br>Oxon Hill, MD 20745 | See Item 6 |

| 8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code) | (x) | |
|---|---|---|
| OFFICIAL PAYMENTS CORPORATION 00051397<br>2333 SAN RAMON VALLEY BOULEVARD STE# 450<br>SAN RAMON, CA 945834456<br><br>OFFICIAL PAYMENTS CORPORATION | | 9A. AMENDMENT OF SOLICITATION NO.<br><br>9B. DATED (SEE ITEM 11) |
| | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.<br>TIRNO-09-C-00019<br>10B. DATED (SEE ITEM 13)<br>04/23/2009 |
| CODE / FACILITY CODE | | |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

12. ACCOUNTING AND APPROPRIATION DATA (If required)

None Net Increase: $0.00

| (x) | |
|---|---|
| | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: |
| X | D. OTHER Specify type of modification and authority)<br>Mutual Agreement Between The Parties |

The purpose of this Modification is as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. NAME AND TITLE OF SIGNER (Type or print) | | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | |
|---|---|---|---|
| NINA K. VELLAYAN, COO & EVP | | DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST | |
| 15B. CONTRACTOR/OFFEROR<br>[signature]<br>(Signature of person authorized to sign) | 15C. DATE SIGNED<br>10/27/09 | 16B. UNITED STATES OF AMERICA<br>BY [signature] Dianne L. Goosby<br>(Signature of Contracting Officer) | 16C. DATE SIGNED<br>10-30-2009 |

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

Control No. 1505-0080 CONTRACT ID CODE PAGE OF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 48 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE. DATE 0001 See Block 16C 4. REQIIISITION/PIIRCHASE REQ. NO. 5. PROJECT NO (If applicable) W-6-W2-03-TP-R03 005 6 ISSUED) BY CODE IRS0088 Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745 7. ADMINISTERED BY (If other than Item 6) CODE See Item 6 8. NAME AND ADDRESS OF CONTRACTOR ‘No. Street. county State and ZIP: Code) OFFICIAL PAYMENTS CORPORATION 00051397 2333 SAN RAMON VALLEY BOULEVARD STE# 450 SAN RAMON, CA 945834456 OFFICIAL PAYMENTS CORPORATION 10A. AMENDMENT OF SOLICITATION NO 10B DATED (SEE ITEM II) x 10A. MODIFICATION OF CONTRACT/OROISR NI) TIRNO-09-C-tJOOl 9 10B. DATFI) (SEE ITE3I 13,1 04/23/2009 CODE FACULTY CODE []. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers []is extended, [] is not extended Offers must acknowledge receipt of Ibis amendment prior 10 the hour and dale specified in the solicitation or as intended, by one of the following methods: (a) By completing Items 8 md 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATEI) FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may he made by telegram or letter, provided each Telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and damn specified. 12. ACCOUNTING AND APPROPRTION DATA f required) None Net Increase: $0.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED EN ITEM 14. [X] A. THISC CHANGE ORDER ISISSUED PURSUANT TO (Specify authority/ THE HANGES SFT FOR 14 ARE MADE IN THE CONTRACT ORDRER NO IN ITEM I0A B THE AISOVE NUMBER CONTRACT ORDER IS MODIFIED TO REFLECT ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFER ,ETC) SET FORTH IN ITIM 14’)PURSUANT TO THE AUTHORITY OF FAR 43.103(B) C.THE SUPPLEMENTAL AGREEMENT IS ENTERED 1410 PIIRSIJANE TO AIITIIORI1 V OF D OTHER Specify type of modification and authority) Mutual Agreement Between The Parties F. IMPORTANT: Contractor is not, E is required to sign this document and return copies to the issuing office. 4. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF.section headings. including ,solicitation /contract subject matter where feasible.) The purpose of this Modification is as follows: l6A. NAME AND TITI.I/ OF CONTRACTING OFFICFR (Type or print) DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST STANDARD FORM 30 (REV. 10-83) Except at provided herein, all Icons and conditions of the document referemmced in them 9A or 10A, as heretofore changed. renmain unchanged and in fall force and effect. I5A. NAME AND TITlE OF SIGNER (Type or print) 16B NAME AND TITLE OF CONTRACTING OFFER (type or print) DIANNEL L GOOSBY 202-283-1207/ CONTRACT SPECILIST 15B CONTRACTOR/OFFICER 15C DATED SIGNED 10/27/09 16B. UNITED STATES OF AMERICA BY (signature of contracting officer) 16C. DATED SIGNED 10-3—2009 30-105 Computer Generated STANDARD FORM 30 (REV.10-83) Prescribed by GSA FAR (48 CFR) 53.243

1.	The convenience fee for Option Years One (1) through four (4) are changed From 2.39% to 2.35% (CLINS — Convenience Fee — 1026, 2026, 3026, and 4026) with a $3.95 minimum fee.

2.	Add CLINS 1027, 2027, 3027, and 4027 entitled: Debit Card Flat Fee — fixed with a price of $3.95.

3.	Add under C.10 Schedule of Performance, to read as follows:

IRS Final Sign Off on Functional Requirements/User Interface Documentation — 08/21/2009.

4.	The 9th Contractor’s event to read as follows: Deliver Final Test Plans And Test Cases — 08/31/2009.

5.	The 10th Contractor’s event to read as follows: Begin internal application Testing — 09/07/2009.

6.	Section 2.3 is hereby changed as follows:

Natalie Boston Internal Revenue Service SE:W:CAS:SP:ATP:EP 5000 Ellin Road C8-437 New Carrollton, MD 20706

7.	Section C.1.5 — Contract Requirements are hereby included in the contract.

8.	Section 2.3 is hereby changed effective 01/01/2010 as follows: Steve Greenspan will be the Project Manger.

9.	All other terms and conditions remain unchanged.

Page - 2

TABLE OF CONTENTS		PAGE NOS.
1. SF 1449 FORM		1 - 2

2. ATTACHMENT 1, SUPPLIES OR SERVICES AND PRICES/COSTS		5 - 8
2.1	NO-COST, FIXED CONVENIENCE FEE RATE CONTRACT
		5
2.2	CONTRACT PRICING (CONVENIENCE FEE)	5
	2.2.1 BASE PERIOD	5
	2.2.2 OPTION PERIOD 1	6
	2.2.3 OPTION PERIOD 2	6
	2.2.4 OPTION PERIOD 3	7
	2.2.5 OPTION PERIOD 4	8

2.3	AUTHORITY — CONTRACTING OFFICER, CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE AND CONTRACTOR’S PROJECT MANAGER	9

2.4	PERIOD OF PERFORMANCE	10

2.5	PREPARATION FOR DELIVERY	10

2.6	MARKING OF SHIPMENTS	10

3. CLAUSES		11 - 24

FAR 52.252-2 CLAUSES INCORPORTATED BY REFERENCE
52.203-6	Restrictions on Subcontractor Sales to the Government (ALT 1) (FEB 2007)
52.204-4	Printed or Copied Double-Sided on On Recycled Paper (AUG 2000)
52.212-4	Contract Terms and Conditions (FEB 2007)
52.233-4	Applicable Law for Breach of Contract Claim (OCT 2004)
FAR 52.212-5 CONTRACT TERMS & CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE

Page - 3

TABLE OF CONTENTS	PAGE NOS.
ORDERS — COMMERCIAL ITEMS
FAR 52.216-1 CONTRACT TYPE
FAR 52.217-8 OPTION TO EXTEND SERVICES
FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT
FAR 52.237-3 CONTINUITY OF SERVICES
FAR 52.227-19 COMMERCIAL COMPUTER SOFTWARE — RESTRICTED RIGHTS
FAR 52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER — CENTRAL CONTRACTOR REGISTRATION
1052.204-9003 INFORMATION SECURITY TRAINING REQUIREMENT
1052.224-9000a DISCLOSURE OF INFORMATION-SAFEGUARDS
1052.224-9000(d) DISCLOSURE OF “SENSITIVE BUT UNCLASSIFIED” INFORMATION SAFEGUARDS
1052.224-9001(a) DISCLOSURE OF INFORMATION — CRIMINAL/CIVIL SANCTIONS
1052.224-9001(b) DISCLOSURE OF INFORMATION — SENSITIVE BUT UNCLASSIFIED USE ONLY
1052-204-9003 INFORMATION SECURITY TRAINING REQUIREMENTS
1052.224-9002 DISCLOSURE OF INFORMATION — INSPECTION

ATTACHMENTS

1. SUPPLIES/SERVICES AND PRICES/COSTS, ATTACHMENT 1 (SEE SECTION 2)	5 - 8

2. SECTION C, ATTACHMENT 2	25 - 47

3. APPENDIX A through C, ATTACHMENT 3	48

Page - 4

ATTACHMENT 1
2. SUPPLIES OR SERVICES AND PRICES/COSTS
2.1 NO COST, FIXED CONVENIENCE FEE RATE
This is a no cost to the Government, Fixed Convenience Fee Rate Contract. All fees authorized for use under the terms of this contract will not be paid by the Government.
2.2 CONTRACT PRICING (CONVENIENCE FEE)
2.2.1 BASE PERIOD – (April 2, 2009 through December 31, 2009)
Note: The Base Year is the transition period (April 2, 2009 through December 31, 2009).

CLIN DESCRIPTION	PRICE
0001 Electronic Payments	$0
0002 Monthly Development Status Reports	$0
0003 Daily Transaction Reports	$0
0004 Monthly Transaction Reports	$0
0005 Chargeback Reports	$0
0006 Exception Handling Reports	$0
0007 Ad Hoc Reports	$0
0008 Findings Reports	$0
0009 Marketing Reports	$0
0010 Capacity Analysis	$0
0011 System Security Plan	$0
0012 Security Features Users Guide	$0
0013 Configuration Management Plan	$0
0014 Risk Assessment Plan	$0
0015 Disaster Recovery Plan	$0
0016 Network Design and Architecture Schematic	$0
0017 Trusted Facilities Manual	$0
0018 Process and Data Flow Schematic	$0
0019 Funds Settlement Timeline	$0
0020 System Development Life Cycle Plan	$0
0021 Test Plans, Test Cases and Test Results	$0
0022 Functional Requirements/User Interface Documentation	$0
0023 Scripts/Call Flows/Screen Shots/Business Rules	$0
0024 Work Breakdown Structure/Schedule	$0
0025 Incident Reports	$0
0026 Convenience Fee — Fixed	$0

TOTAL NO COST, FIXED PRICE	$0

Page - 5

2.2.2 OPTION 1 — (January 1, 2010 through December 31, 2010 )

CLIN DESCRIPTION	PRICE
1001 Electronic Payments	$0
1002 Monthly Development Status Reports	$0
1003 Daily Transaction Reports	$0
1004 Monthly Transaction Reports	$0
1005 Chargeback Reports	$0
1006 Exception Handling Reports	$0
1007 Ad Hoc Reports	$0
1008 Findings Reports	$0
1009 Marketing Reports	$0
1010 1001 Capacity Analysis	$0
1011 System Security Plan	$0
1012 Security Features Users Guide	$0
1013 Configuration Management Plan	$0
1014 Risk Assessment Plan	$0
1015 Disaster Recovery Plan	$0
1016 Network Design and Architecture Schematic	$0
1017 Trusted Facilities Manual	$0
1018 Process and Data Flow Schematic	$0
1019 Funds Settlement Timeline	$0
1020 System Development Life Cycle Plan	$0
1021 Test Plans, Test Cases and Test Results	$0
1022 Functional Requirements/User Interface Documentation	$0
1023 Scripts/Call Flows/Screen Shots/Business Rules	$0
1024 Work Breakdown Structure/Schedule	$0
1025 Incident Reports	$0
1026 Convenience Fee — Fixed	2.35	%*
*(There is a $3.95 minimum fee)
1027 Debit Card Flat Fee — Fixed	$3.95

TOTAL FIXED PRICE	$0

2.2.3 OPTION 2 — (January 1, 2011 through December 31, 2011)

CLIN DESCRIPTION	PRICE
2001 Electronic Payments	$0
2002 Monthly Development Status Reports	$0
2003 Daily Transaction Reports	$0
2004 Monthly Transaction Reports	$0
2005 Chargeback Reports	$0
2006 Exception Handling Reports	$0

Page - 6

2007 Ad Hoc Reports	$0
2008 Findings Reports	$0
2009 Marketing Reports	$0
2010 Capacity Analysis	$0
2011 System Security Plan	$0
2012 Security Features Users Guide	$0
2013 Configuration Management Plan	$0
2014 Risk Assessment Plan	$0
2015 Disaster Recovery Plan	$0
2016 Network Design and Architecture Schematic	$0
2017 Trusted Facilities Manual	$0
2018 Process and Data Flow Schematic	$0
2019 Funds Settlement Timeline	$0
2020 System Development Life Cycle Plan	$0
2021 Test Plans, Test Cases and Test Results	$0
2022 Functional Requirements/User Interface Documentation	$0
2023 Scripts/Call Flows/Screen Shots/Business Rules	$0
2024 Work Breakdown Structure/Schedule	$0
2025 Incident Reports	$0
2026 Convenience Fee — Fixed	2.35	%*
*(There is a $3.95 minimum fee)
2027 Debit Card Flat Fee — Fixed	$3.95

TOTAL FIRM FIXED PRICE	$0

2.2.4 OPTION 3 — (January 1, 2012 through December 31, 2012)

CLIN DESCRIPTION	PRICE
3001 Electronic Payments	$0
3002 Monthly Development Status Reports	$0
3003 Daily Transaction Reports	$0
3004 Monthly Transaction Reports	$0
3005 Chargeback Reports	$0
3006 Exception Handling Reports	$0
3007 Ad Hoc Reports	$0
3008 Findings Reports	$0
3009 Marketing Reports	$0
3010 Capacity Analysis	$0
3011 System Security Plan	$0
3012 Security Features Users Guide	$0
3013 Configuration Management Plan	$0
3014 Risk Assessment Plan	$0
3015 Disaster Recovery Plan	$0
3016 Network Design and Architecture Schematic	$0
3017 Trusted Facilities Manual	$0
3018 Process and Data Flow Schematic	$0
3019 Funds Settlement Timeline	$0
3020 System Development Life Cycle Plan	$0

Page - 7

3021 Test Plans, Test Cases and Test Results	$0
3022 Functional Requirements/User Interface Documentation	$0
3023 Scripts/Call Flows/Screen Shots/Business Rules	$0
3024 Work Breakdown Structure/Schedule	$0
3025 Incident Reports	$0
3026 Convenience Fee — Fixed	2.35	%*
*(There is a $3.95 minimum fee)
3027 Debit Card Flat Fee — Fixed	$3.95

TOTAL FIXED PRICE	$0

2.2.5 OPTION 4 — (January 1, 2013 through December 31, 2013)

CLIN DESCRIPTION	PRICE
4001 Electronic Payments	$0
4002 Monthly Development Status Reports	$0
4003 Daily Transaction Reports	$0
4004 Monthly Transaction Reports	$0
4005 Chargeback Reports	$0
4006 Exception Handling Reports	$0
4007 Ad Hoc Reports	$0
4008 Findings Reports	$0
4009 Marketing Reports	$0
4010 Capacity Analysis	$0
4011 System Security Plan	$0
4012 Security Features Users Guide	$0
4013 Configuration Management Plan	$0
4014 Risk Assessment Plan	$0
4015 Disaster Recovery Plan	$0
4016 Network Design and Architecture Schematic	$0
4017 Trusted Facilities Manual	$0
4018 Process and Data Flow Schematic	$0
4019 Funds Settlement Timeline	$0
4020 System Development Life Cycle Plan	$0
4021 Test Plans, Test Cases and Test Results	$0
4022 Functional Requirements/User Interface Documentation	$0
4023 Scripts/Call Flows/Screen Shots/Business Rules	$0
4024 Work Breakdown Structure/Schedule	$0
4025 Incident Reports	$0
4026 Convenience Fee — Fixed	2.35%
*(There is a $3.95 minimum fee)
4027 Debit Card Flat Fee — Fixed	$3.95

TOTAL FIXED PRICE	$0

Page - 8

2.3 AUTHORITY – CONTRACTING OFFICER, CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE AND CONTRACTOR’S PROJECT MANAGER
(a) The Contracting Officer for administration of this contract is:
Dianne L. Goosby
Internal Revenue Service
6009 Oxon Hill Road, Room 500 Oxon
Hill, Maryland 20745
The telephone number for the Contracting Officer is: (202) 283-1207.
The Contracting Officer, in accordance with Subpart 1.6 of the Federal Acquisition Regulation, is the only person authorized to make or approve any changes in any of the requirements of this contract, and withstanding any clauses contained elsewhere in this contract, the said authority remains solely with the Contracting Officer. In the event the Contractor makes any changes at the direction of any person other than the Contracting Officer, the changes will be considered to have been made without authority an no adjustment will be made in the contract price to cover any increase in cost incurred as a result thereof.
(b) The Contracting Officer’s Technical Representative (COTR) for this contract is:
Natalie Boston
Internal Revenue Service
SE:W:CAS:SP:ATP:EP
5000 Ellin Road C8-437
New Carrollton, MD 20706
The telephone number for the COTR is: (202) 283-0764.
The COTR will represent the Contracting Officer in the administration of technical details within the scope of this contract. The COTR is also responsible for the final inspection and acceptance of all reports, and such other responsibilities as may be specified in the contract. The COTR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. The COTR does not have authority to alter the Contractor’s obligations or to change the contract specifications, price, terms or conditions. If, as a result of technical discussions, it is desirable to modify contract obligations or the statement of work, changes will be issued in writing and signed by the Contracting officer.
The COTR assignment for this contract may be change at any time by the Government without prior notice to the Contractor. The Contractor will be notified of the change.
(c) The Contractor’s designated Project Manager for this contract is:
Steve Johnson
The telephone number for the Project Manager is (925) 855-5040.

Page - 9

The Contractor shall provide a Project Manager for this contract who shall have the authority to make any no-cost contract technical decisions, or special arrangement regarding this contract. The Project Manager shall be responsible for the overall management and coordination of this contract and shall act as the central point of contact with the Government. The Project Manager shall have full authority to act for the Contractor in the performance of the required services. The Project Manager, or a designated representative, shall meet with the COTR to discuss problem areas as they occur. The Project Manager, or designated representative shall respond within four hours after notification of the existence of a problem. The Project Manager shall be able to fluently read, write, and speak the English language.
2.4 PERIOD OF PERFORMANCE
The period of performance shall commence on April 2, 2009 through December 31, 2009, with four (4) one year option periods, as follows:

Base Period:	April 2, 2009	through	December 31, 2009

Option Period I :	January 1, 2010	through	December 31, 2010

Option Period II:	January 1, 2011	through	December 31, 2011

Option Period III:	January 1, 2012	through	December 31, 2012

Option Period IV:	January 1, 2013	through	December 31, 2013
2.5 PREPARATION FOR DELIVERY
(a) The Contractor’s best commercial practice is required for delivery to all delivery points at no cost to the Government. The use of asbestos, excelsior, or shredded paper (all types including waxed paper, computer paper, and similar hydroscopic or non-neutral material) is prohibited.
(b) The Contractor shall notify the Point of Contact at each delivery point at lease five business days prior to the anticipated date of delivery.
2.6 MARKING OF SHIPMENTS
(a) The Contractor shall mark all shipments in accordance with best commercial practices at no cost to the Government.
(b) The Contractor shall mark each container with the following Information:
(1)	IRS Contract Number and Title,

(2)	Delivery Address,

(3)	Point of Contact (including Name and Telephone Number) (see Delivery Order Block No. 6)

(4)	Sequential container Contents.

(5)	Identification of Container Contents.

Page - 10

3. CLAUSES
FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text may be accessed electronically at this address:
http://www.acquisition.gov/comp/far/current/html/52_301Matrix.html

Clause
Number	Title	Date
52.203-6	Restrictions on Subcontractor Sales to the Government (ALT 1)	(FEB 2007)
(OCT 1995)
52.204-4	Printed or Copied Double-Sided on	(AUG 2000)
On Recycled Paper
52.212-4	Contract Terms and Conditions	(FEB 2007)
52.233-4	Applicable Law for Breach of Contract Claim	(OCT 2004)

FAR 52.212-5 Contract Terms And Conditions Required To Implement Statutes Or Executive Orders—Commercial Items (Sept 2008)
     (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          (1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).
          (2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78)
     (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
[Contracting Officer check as appropriate.]
          ☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
          ☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).
          ☑ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
          ☐ (4) [Reserved]

Page - 11

          ☐ (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).
               ☐ (ii) Alternate I (Oct 1995) of 52.219-6.
               ☐ (iii) Alternate II (Mar 2004) of 52.219-6.
          ☐ (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).
               ☐ (ii) Alternate I (Oct 1995) of 52.219-7.
               ☐ (iii) Alternate II (Mar 2004) of 52.219-7.
          ☐ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).
          ☐ (8)(i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4)).
               ☐ (ii) Alternate I (Oct 2001) of 52.219-9.
               ☐ (iii) Alternate II (Oct 2001) of 52.219-9.
          ☐ (9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).
          ☐ (10) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).
          ☐ (11)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEPT 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
               ☐ (ii) Alternate I (June 2003) of 52.219-23.
          ☐ (12) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
          ☐ (13) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
          ☐ (14) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).
          ☐ (15) 52.219-28, Post Award Small Business Program Rerepresentation (June 2007) (15 U.S.C. 632(a)(2)).
          ☐ (16) 52.222-3, Convict Labor (June 2003) (E.O. 11755).
          ☑ (17) 52.222-19, Child Labor — Cooperation with Authorities and Remedies (Feb 2008) (E.O. 13126).
          ☐ (18) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
          ☑ (19) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
          ☑ (20) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
          ☑ (21) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
          ☑ (22) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

Page - 12

          ☐ (23) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
          ☐ (24)(i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).
               ☐ (ii) Alternate I (Aug 2007) of 52.222-50.
          ☐ (25)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).
               ☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
          ☐ (26) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).
          ☐ (27)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).
               ☐ (ii) Alternate I (DEC 2007) of 52.223-16.
          ☐ (28) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).
          ☐ (29)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).
               ☐ (ii) Alternate I (Jan 2004) of 52.225-3.
               ☐ (iii) Alternate II (Jan 2004) of 52.225-3.
          ☐ (30) 52.225-5, Trade Agreements (NOV 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
          ☐ (31) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
          ☐ (32) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).
          ☐ (33) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).
          ☑ (34) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
          ☐ (35) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
          ☑ (36) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).
          ☐ (37) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).
          ☑ (38) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
          ☑ (39) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
          ☐ (40)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).
               ☐ (ii) Alternate I (Apr 2003) of 52.247-64.

Page - 13

     (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
     [Contracting Officer check as appropriate.]
          ☐ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act —Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).
     (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.
          (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
          (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settelement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
          (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
     (e)(1) Notwithstanding the requirements of the clauses in paragraphs(a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than

Page - 14

those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
               (i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
               (ii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
               (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
               (iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
               (v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
               (vi) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
                (vii) 52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.
               (viii) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
               (ix) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
               (x) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
          (2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(End of clause)
     Alternate I (Feb 2000). As prescribed in 12.301(b)(4), delete paragraph (d) from the basic clause, redesignate paragraph (e) as paragraph (d), and revise the reference to “paragraphs (a), (b), (c), or (d) of this clause in the redesignated paragraph (d) to read “paragraphs (a), (b), and (c) of this clause.
FAR 52.216-1 TYPE OF CONTRACT (APR 1984)
The Government contemplates award of a No-Cost to the Government, Fixed Convenience Fee Rate contract resulting from this solicitation.
(End of Provision)

Page - 15

52.217-8 Option to Extend Services.
     As prescribed in 17.208(f), insert a clause substantially the same as the following:
Option to Extend Services (Nov 1999)
     The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days.
(End of clause)
52.217-9 Option to Extend the Term of the Contract.
     As prescribed in 17.208(g), insert a clause substantially the same as the following:
Option to Extend the Term of the Contract (Mar 2000)
     (a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.
     (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.
(End of clause)
52.227-19 Commercial Computer Software License.
     As prescribed in 27.409(g), insert the following clause:
Commercial Computer Software License (Dec 2007)
     (a) Notwithstanding any contrary provisions contained in the Contractor’s standard commercial license or lease agreement, the Contractor agrees that the Government will have the rights that are set forth in paragraph (b) of this clause to use, duplicate or disclose any commercial computer software delivered under this contract. The terms and provisions of this contract shall comply with Federal laws and the Federal Acquisition Regulation.

Page - 16

     (b)(1) The commercial computer software delivered under this contract may not be used, reproduced, or disclosed by the Government except as provided in paragraph (b)(2) of this clause or as expressly stated otherwise in this contract.
          (2) The commercial computer software may be —
               (i) Used or copied for use with the computer(s) for which it was acquired, including use at any Government installation to which the computer(s) may be transferred;
               (ii) Used or copied for use with a backup computer if any computer for which it was acquired is inoperative;
               (iii) Reproduced for safekeeping (archives) or backup purposes;
               (iv) Modified, adapted, or combined with other computer software, provided that the modified, adapted, or combined portions of the derivative software incorporating any of the delivered, commercial computer software shall be subject to same restrictions set forth in this contract;
               (v) Disclosed to and reproduced for use by support service Contractors or their subcontractors, subject to the same restrictions set forth in this contract; and
               (vi) Used or copied for use with a replacement computer.
          (3) If the commercial computer software is otherwise available without disclosure restrictions, the Contractor licenses it to the Government without disclosure restrictions.
     (c) The Contractor shall affix a notice substantially as follows to any commercial computer software delivered under this contract:
Notice-Notwithstanding any other lease or license agreement that may pertain to, or accompany the delivery of, this computer software, the rights of the Government regarding its use, reproduction and disclosure are as set forth in Government Contract No. TIRNO-09-C-00019.
(End of clause)
52.232-33 Payment by Electronic Funds Transfer — Central Contractor Registration.
     As prescribed in 32.1110(a)(1), insert the following clause:
Payment by Electronic Funds Transfer — Central Contractor Registration
(Oct 2003)
     (a) Method of payment.
           (1) All payments by the Government under this contract shall be made by electronic funds transfer (EFT), except as provided in paragraph (a)(2) of this clause. As used in this clause, the term “EFT” refer’s to the funds transfer and may also include the payment information transfer.
          (2) In the event the Government is unable to release one or more payments by EFT, the Contractor agrees to either—
               (i) Accept payment by check or some other mutually agreeable method of payment; or

Page - 17

               (ii) Request the Government to extend the payment due date until such time as the Government can make payment by EFT (but see paragraph (d) of this clause).
     (b) Contractor’s EFT information. The Government shall make payment to the Contractor using the EFT information contained in the Central Contractor Registration (CCR) database. In the event that the EFT information changes, the Contractor shall be responsible for providing the updated information to the CCR database.
     (c) Mechanisms for EFT payment. The Government may make payment by EFT through either the Automated Clearing House (ACH) network, subject to the rules of the National Automated Clearing House Association, or the Fedwire Transfer System. The rules governing Federal payments through the ACH are contained in 31 CFR Part 210.
     (d) Suspension of payment. If the Contractor’s EFT information in the CCR database is incorrect, then the Government need not make payment to the Contractor under this contract until correct EFT information is entered into the CCR database; and any invoice or contract financing request shall be deemed not to be a proper invoice for the purpose of prompt payment under this contract. The prompt payment terms of the contract regarding notice of an improper invoice and delays in accrual of interest penalties apply.
     (e) Liability for uncompleted or erroneous transfers.
          (1) If an uncompleted or erroneous transfer occurs because the Government used the Contractor’s EFT information incorrectly, the Government remains responsible for—
               (i) Making a correct payment;
               (ii) Paying any prompt payment penalty due; and
               (iii) Recovering any erroneously directed funds.
          (2) If an uncompleted or erroneous transfer occurs because the Contractor’s EFT information was incorrect, or was revised within 30 days of Government release of the EFT payment transaction instruction to the Federal Reserve System, and—
               (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or
               (ii) If the funds remain under the control of the payment office, the Government shall not make payment, and the provisions of paragraph (d) of this clause shall apply.
     (f) EFT and prompt payment. A payment shall be deemed to have been made in a timely manner in accordance with the prompt payment terms of this contract if, in the EFT payment transaction instruction released to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.
     (g) EFT and assignment of claims. If the Contractor assigns the proceeds of this contract as provided for in the assignment of claims terms of this contract, the Contractor shall require as a condition of any such assignment, that the assignee shall register separately in the CCR database and shall be paid by EFT in accordance with the terms of this clause. Notwithstanding any other requirement of this contract, payment to an ultimate recipient other than the Contractor, or a financial institution properly recognized under an

Page - 18

assignment of claims pursuant to Subpart 32.8, is not permitted. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information that shows the ultimate recipient of the transfer to be other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (d) of this clause.
     (h) Liability for change of EFT information by financial agent. The Government is not liable for errors resulting from changes to EFT information made by the Contractor’s financial agent.
     (i) Payment information. The payment or disbursing office shall forward to the Contractor available payment information that is suitable for transmission as of the date of release of the EFT instruction to the Federal Reserve System. The Government may request the Contractor to designate a desired format and method(s) for delivery of payment information from a list of formats and methods the payment office is capable of executing. However, the Government does not guarantee that any particular format or method of delivery is available at any particular payment office and retains the latitude to use the format and delivery method most convenient to the Government. If the Government makes payment by check in accordance with paragraph (a) of this clause, the Government shall mail the payment information to the remittance address contained in the CCR database.
(End of clause)
52.237-3 Continuity of Services.
     As prescribed in 37.110(c), insert the following clause:
Continuity of Services (Jan 1991)
     (a) The Contractor recognizes that the services under this contract are vital to the Government and must be continued without interruption and that, upon contract expiration, a successor, either the Government or another contractor, may continue them. The Contractor agrees to—
          (1) Furnish phase-in training; and
          (2) Exercise its best efforts and cooperation to effect an orderly and efficient transition to a successor.
     (b) The Contractor shall, upon the Contracting Officer’s written notice, (1) furnish phase-in, phase-out services for up to 90 days after this contract expires and (2) negotiate in good faith a plan with a successor to determine the nature and extent of phase-in, phase-out services required. The plan shall specify a training program and a date for transferring responsibilities for each division of work described in the plan, and shall be subject to the Contracting Officer’s approval. The Contractor shall provide sufficient experienced personnel during the phase-in, phase-out period to ensure that the services called for by this contract are maintained at the required level of proficiency.

Page - 19

     (c) The Contractor shall allow as many personnel as practicable to remain on the job to help the successor maintain the continuity and consistency of the services required by this contract. The Contractor also shall disclose necessary personnel records and allow the successor to conduct on-site interviews with these employees. If selected employees are agreeable to the change, the Contractor shall release them at a mutually agreeable date and negotiate transfer of their earned fringe benefits to the successor.
     (d) The Contractor shall be reimbursed for all reasonable phase-in, phase-out costs (i.e., costs incurred within the agreed period after contract expiration that result from phase-in, phase-out operations) and a fee (profit) not to exceed a pro rata portion of the fee (profit) under this contract.
(End of clause)
1052.224-9000(a) Disclosure of Information-Safeguards (January 1998)
In performance of this contract, the Contractor agrees to comply and assume responsibility for compliance by its employees with the following requirements:
(1) All work shall be performed under the supervision of the contractor or the contractor’s responsible employees.
(2) Any return or return information made available shall be used only for the purpose of carrying out the provisions of this contract. Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Inspection by or disclosure to anyone other than an officer or employee of the contractor shall require prior written approval of the Internal Revenue Service. Requests to make such inspections or disclosures should be addressed to the IRS Contracting Officer.
(3) Should a person (contractor or subcontractor) or one of his/her employees make any unauthorized inspection(s) or disclosure(s) of confidential tax information, the terms of the Default (Fixed Price Supply and Service)clause (FAR 52.249-8), incorporated herein by reference, may be invoked, and the person (contractor or subcontractor) will be considered to be in breach of this contract.
(4) (Include here any additional safeguards provided by the requisitioner.)
[End of Clause]
1052.224-9000(d) Disclosure of “Sensitive but Unclassified” Information Safeguards (March 2008)
Any Treasury Department Information made available or to which access is provided, and which is marked or should be marked “Sensitive but Unclassified Use Only”, shall be used only for the purpose of carrying out the provisions of this contract and

Page - 20

shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Disclosure to anyone other than an officer or employee of the contractor or subcontractor at any tier shall require prior written approval of the IRS. Requests to make such disclosure should be addressed to the IRS Contracting Officer.
[End of Clause]
1052.2249001A IRSAP 1052.224-9001(a) Disclosure of Information — Criminal/Civil Sanctions (January 1998)
(1) Each officer or employee of any person (contractor or subcontractor) at any tier to whom returns or return information is or may be disclosed shall be notified in writing by the person (contractor or subcontractor) that returns or return information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such returns or return information for a purpose or to an extent unauthorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as five years, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized future disclosure of returns or return information may also result in an award of civil damages against the officer or employee in an amount not less than $1,000 with respect to each instance of unauthorized disclosure plus in the case of willful disclosure or a disclosure which is the result of gross negligence, punitive damages, plus the cost of the action. These penalties are prescribed by IRC Sections 7213 and 7431 and set forth at 26 CFR 301.6103(n)-1.
(2) Each officer or employee of any person (contractor or subcontractor) to whom returns or return information is or may be disclosed shall be notified in writing by such person that any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract and that inspection of any such returns or return information for a purpose or to an extent not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000.00 or imprisonment for as long as 1 year, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized inspection of returns or return information may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000.00 for each act of unauthorized inspection with respect to which such defendant is found liable or the sum of the actual damages sustained by the plaintiff as a result of such unauthorized inspection plus in the case of a willful inspection or an inspection which is the result of gross negligence, punitive damages, plus the costs of the action. The penalties are prescribed by IRC Sections 7213A and 7431.
(3) Additionally, it is incumbent upon the contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a. Specifically, 5 U.S.C. 552a(I)(1), which is made applicable to contractors by 5 U.S.C. 552a(m)(1), provides that any officer or

Page - 21

employee of a contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.
[End of Clause]
1052.224-9001(b) Disclosure of Information-Sensitive but Unclassified Use Only (March 2008)
Each officer or employee of the contractor or subcontractor at any tier to whom “Sensitive but Unclassified Use Only” information may be made available or disclosed shall be notified in writing by the contractor that “Sensitive but Unclassified Use Only” information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such “Sensitive but Unclassified Use Only” information, by any means, for a purpose or to an extent unauthorized herein, may subject the offender to criminal sanctions imposed by 18 U.S.C. Sections 641 and 3571. Section 641 of 18 U.S.C. provides, in pertinent part, that whoever knowingly converts to his use or the use of another, or without authority sells, conveys, or disposes of any record of the United States or whoever receives the same with the intent to convert it to his use or gain, knowing it to have been converted, shall be guilty of a crime punishable by a fine or imprisoned up to ten years or both.
[End of Clause]
1052.224-9002 IRSAP 1052.224-9002 Disclosure of Information — Inspection (December 1988)
The Internal Revenue Service shall have the right to send its officers and employees into the offices and plants of the contractor for inspection of the facilities and operations provided for the performance of any work under this contract. On the basis of such inspection, the Contracting Officer may require specific measures in cases where the contractor is found to be noncompliant with contract safeguards.
[End of Clause]
1052.204-9003 Information Security Training Requirements (Mar 2008)
INFORMATION SECURITY TRAINING REQUIREMENTS (Mar 2008)
(a) The Federal Information Security Management Act of 2002 (FISMA) requires

Page - 22

each federal agency to provide periodic information security awareness training to all employees, including contractors, involved in the management, use, or operation of Federal information and information systems. In addition, IRS contractors and their employees are subject to the Taxpayer Browsing Protection Act of 1997, which prohibits willful unauthorized inspection of returns and return information. Violation of the Act could result in civil and criminal penalties.
(b) Contractors and their employees who require staff-like access to IRS information or information systems at an IRS facility or a contractor-owned/managed facility shall complete IRS security awareness training annually, as specified in the contract.
NOTE: “IRS information” means Sensitive But Unclassified (SBU) information, which includes Federal tax returns or return information, Official Use Only (OUO) information, Personally Identifiable Information (PII) and Privacy Act information.
(c) The specified training shall be completed within 30 days of award. Annually thereafter, contractor employees shall complete the briefing during the 2nd Quarter and up to April 30, of the fiscal year. Contractor employees assigned to a contract during the period of performance shall complete the required training within 30 days of their start work date.
(d) Contractors shall verify in writing within 30 days of award, and by May 12, of each year thereafter, that all of their affected employees have successfully completed the specified training. Verification reports shall be signed by an official with the legal authority to bind the Contractor.
(e) The IRS will provide access to the training material. Electronic copies of the Information Protection Briefing and ?Awareness Briefing Certification Form? are available on MITS Cybersecurity website, http://mass.web.irs.gov/ITSec/ContractorSecurityTraining.asp. A PowerPoint version of the briefing and copy of the certification form are available for contractors that do not have access to the IRS intranet by the COTR.
(f) No work shall be performed until the contractor employee has completed the specified briefing. If the required training is not completed within the time frame specified, the contractor employee’s application for system and/or building access will be suspended and any current access will be terminated.
[End of clause]
Alternate 1 (JUN 2007)
Substitute the following paragraphs (c), (d) and (f) for paragraphs (c), (d) and (f) of

Page - 23

the basic clause when an existing contract, task/delivery/purchase order, interagency agreement, or BPA is being modified.
(c) All training shall be completed within 30 days of contract modification and annually thereafter during the 2nd Quarter and up to April 30, of the fiscal year. Contractor employees assigned to a contract during the period of performance shall complete the required training within 30 days of their start work date.
(d) Contractors shall certify in writing within 30 days of contract modification, and annually thereafter by May 12, that all of their affected employees have successfully completed the specified training. Certifications shall be signed by an official with the legal authority to bind the Contractor.
(f) If the required training is not completed within the time frame specified, the contractor employee’s application for system and/or building access will be suspended and any current access will be terminated.

Page - 24

ATTACHMENT 2
STATEMENT OF WORK
Entitled
Electronic PAYMENT
(E-PAYMENT)

Page - 25

C.1 STATEMENT OF WORK
C.1.1 INTRODUCTION
The Internal Revenue Service (IRS) is one of the largest processors of information in the world, collecting more than $2.2 trillion annually.1 Transactions include receiving and processing tax-related data, such as individual and business tax returns, information returns, refunds and payments. While some of these transactions are electronic, the IRS still devotes significant resources to convert data provided by its information exchange partners into an electronically processable format.
As described in the IRS Strategic Plan, we are planning to improve service to taxpayers by improving service options for the taxpaying public, facilitating participation in the tax systems by all sectors of the public and simplifying the tax process. This will be accomplished as we increase the scope and accessibility of electronic payment services and simplify the paying experience for all taxpayers. We will continue to launch new and enhanced filing and payment programs to create an environment where electronic interaction is the preferred option for our customers. Electronic payment options will be enhanced allowing for greater flexibility for the taxpayer through more choices. To do so, we will continue to partner with private industry to develop products that will encourage taxpayers to electronically pay estimated and balance due taxes.
Since January 1999, individual taxpayers have been able to electronically pay the balance due on individual tax returns by way of an electronic funds withdrawal or credit card payment. Currently, individuals and various business taxpayers can pay electronically by authorizing an electronic funds withdrawal (direct debit) from a checking or savings account via a personal computer or an authorized e-file provider; by credit card using a touch-tone phone or via the Internet; or by credit card through an integrated e-file and e-pay solution. These payment options are made possible by the Taxpayer Relief Act (TRA) of 1997, which authorized the acceptance of tax payments via any commercially acceptable means.
In the 2008 filing season, taxpayers could (1) pay by phone or Internet using a credit card through two service providers; (2) electronically file and pay by credit card through service providers who partner with software developers; and (3) electronically file and pay by electronic funds withdrawal through authorized IRS e-file providers and commercial tax preparation software.
C.1.2. SCOPE
The primary objective of this Statement of Work (SOW) will focus on expanding the use of electronic payment methods to collect federal tax payments and encouraging taxpayers to use electronic media to interact with the IRS.
NOTE: This would exclude any ACH origination system or products and services provided by financial institutions.
The IRS is seeking to expand the electronic payments initiative through additional partnerships with private industry. To this end, the Government is interested in awarding contracts that will increase the number of electronically filed balance due returns and other taxpayer forms and related payments. The IRS is looking for ways to build upon and expand this initiative to improve service for balance due filers who e-file and to attract others to the program. Expansion shall include payment methods that do not require IRS to receive, process and store paper checks and money orders. This may include, but is not limited to, the acceptance of electronic fund transfers, intermediary conversion of paper checks and money orders to electronic transactions, or credit card transactions.
The Government intends to award at least two, no more than three, non-monetary, zero-dollar contracts in calendar year 2009 for filing season 2010. The resultant contracts will encompass a base period of nine (9)

1	The data was derived from the IRS 2005 Data Book.

Page - 26

months and four, 12-month option periods, that may extend the contract period of performance through filing season 2013. These contracts will be for electronic payment services that allow electronic and paper filers to make individual and/or business federal tax payments by electronic means. As described in the Taxpayer Relief Act of 1997, the Secretary of Treasury is authorized to receive internal revenue taxes through any commercially acceptable means. However, the Secretary may not pay any fee or provide any other consideration under any related contracts.
Pursuant to Federal Acquisition Regulation (FAR) Part 12, entitled, “Acquisition of Commercial Items” this requirement as set forth is a “commercial item” acquisition, as defined in FAR 2.101. Therefore, the IRS is seeking proposed solutions that are based upon commercial products that are currently offered in the market place as of the release date of this solicitation and proven approaches. The Government requires that the service providers have a proven history of accepting Electronic payments commercially at the time of proposal submission.
A brief examination of this definition demonstrates that “commercial item” includes commercial products with minor modifications, installation and other services such as integration, which support commercial items and, combinations of products and services. Also, services offered and sold based on established catalog or market prices are included as are non-developmental items sold competitively to multiple State and local governments. The FAR definition of “commercial item” can be found in Attachment 3, Appendix A.
Integrated e-file and e-pay credit card service provider option is available non-competitively and is outside of the scope of this RFP. Refer to the Credit Card Bulk Provider Requirements document (Attachment 3, Appendix B) for information on how to become an integrated e-file and e-pay credit card service provider.
C.1.3. OBJECTIVE
The IRS is looking for the best solutions for making electronic payment options the preferred method for paying taxes. Specifically, the objective of this solicitation is to tap the creativity of the private sector to identify and present approaches to move balance due return payments and other tax forms with related payments to primarily electronic transactions.
Electronic payment options should simplify payment transactions in such a way as to encourage taxpayers to explore other opportunities for electronic exchanges with the IRS. A goal is to communicate that electronic payment options are (1) convenient, safe and secure and (2) a normal outgrowth of the trend in electronic filing and overall e-commerce. We are looking for approaches that are convenient, minimize cost to the taxpayer and ensure privacy and security.
C.1.4. BACKGROUND
The IRS received 132.5 million tax year 2004 individual returns. Of that total, 68.5 million were filed electronically – 7.2 million of which were balance due returns (a 42% increase over the prior year’s electronic balance due return volume). In FY 2005, nearly 1.5 million electronic 1040 payments equaling $3.1 billion were received. More than 1.16 million Federal tax payments were made by electronic funds withdrawal, an increase of 39 percent over the prior year. In 2005, approximately 1.5 million Federal tax payments were made by credit card, an increase of 54 percent over the prior year. While these growth rates are encouraging, the initiative is still maturing.
The charts below represent return and payment data from years 2003 and 2005.

Page - 27

INDIVIDUAL ELECTRONIC PAYMENT AVERAGE AMOUNT (FY 2005)

	Electronic Funds Withdrawal	Credit Card
Form 1040	$2,188	$1,823
Form 4868	$14,734	$3,236
Form 1040ES	$4,105	$3,619

Income Tax Returns (TY 2003)	Number of Returns	Amount
Total returns	130,423,626
Returns with Income tax withheld	114,861,706	$703,758,484
Payment with Extension Request	1,333,579	$38,303,188
Estimated tax payments	11,576,213[2]	$182,906,911
Tax due at time of filing	21,072,333	$73,741,408
Source: IRS, Statistics of Income, Individual Complete Report 2003, Publication 1304, September 2005.

[2]	Approximately, 34 million distinct Form 1040ES payments were made which were applied to the above returns.

Business Tax Returns – Balance Due (Processing Year 2003)	Number of Returns	Amount (in thousands)
Annual Federal Unemployment Tax Returns (F940)	2,393,865	$329,781,163
Quarterly Employment Tax Return (F941)	6,121,496	$8,531,515,026
Corporate Tax Return (1120 series)	482,434	$7,397,069,148
Highway Use Tax (Form 2290)	428,408	$774,685,778
Source: IRS, Statistics of Income. This sample of business tax payment volumes is not intended to be all inclusive of the Filing Season 2008 electronic payment initiative.
C.1.5 CONTRACT REQUIREMENTS
The Contractor shall accept MasterCard and VISA Credit and Debit, American Express, Discover, NYCE, PULSE, and STAR cards for making federal tax payments.
The Contractor shall accept by way of Web applications only, two new additional payment options for payment of federal taxes. (1) Bill Me Later (BML) and (2) American Express Membership Rewards. The Contractor shall introduce a new federal only website URL: (Official Payments Federal Payments Website (www.officialpayments.com/fed), in which all Web applicants will have access to, for making federal tax payments. The Contractor shall introduce a new federal only IVR: (Official Payments Federal Payments IVR (888-UPAY-TAX), in which all applicants will have access to, for making federal tax payments.
Some transactions charge a convenience fee of 2.35% of the tax payment with a $3.95 minimum fee. Other transactions charge a flat/fixed rate fee of $3.95 per transaction. The convenience fee charge is based on the method and card being used.
The Contractor shall notify IVR applicants that the additional payment options and website URL, are available to Web applicants only. The Contractor will also inform the IVR applicants that the 2.35% convenience fee (with a $3.95 minimum) and the flat/fixed rate fee of $3.95, as applicable, shall also be available to IVR applicants.
The Contractor shall introduce the two new payment options, the new website URL, and the new IVR that is listed above, on January 1, 2010 for the commencement of the 2010 Filing Season.

Page - 28

C.2 MINIMUM MANDATORY BUSINESS REQUIREMENTS
An offeror’s proposal must meet all of the Government’s minimum mandatory requirements in order to be considered for contract award.
C.2.1 The Contractor shall provide an electronic payment processing service that allows taxpayers to make federal tax payments through convenient, safe and secure means, which will also reduce governmental costs and improve cash flow to the federal government.
C.2.2 The Contractor shall provide a system that allows a wide array of taxpayers’ (i.e. domestic, international) access for making federal income and business tax payments. All Interactive Voice Response (IVR) and Internet applications are required to provide taxpayers with a unique toll-free number and web address (URL) for the completion of federal payments only.
C.2.3 The Contractor shall exercise best practices and industry standards for preparing and maintaining systems and application documentation.
C.2.4 The Contractor shall settle funds through the Treasury Financial Agent (TFA). All funds must settle within 24 — 48 hours (cards only — see Attachment 3, Appendix B, Credit Card Bulk Provider Requirements document). Electronic payments should be received by the Treasury in a timely manner and in the ordinary course of business.
C.2.5 The Contractor shall provide only guaranteed payments to the Government for federal taxes owed. Funds must be available in the Contractor’s designated bank account one business day after the settlement file is submitted.
C.2.6 The Contractor shall comply with electronic payment regulations of the Internal Revenue Code, including Section 301.6311-2, Payment by credit card and debit card and any subsequent updates and revisions (Attachment 3, Appendix C).
C.2.7 The Contractor shall provide a system that accepts one or more types of federal income (i.e. 1040, 1040ES, 4868) and business (i.e. 94X) tax payments including balance due, extension and estimated payments. The IRS reserves the right to increase tax payment types annually. Payments shall be accepted in accordance with written filing season credit card processing periods as defined by the IRS.
C.2.8 The Contractor shall minimize duplicate and erroneous payment opportunities by establishing processes to prevent users from submitting multiple, identical payments and comply with the limits on the number of payments that can be made per taxpayer per tax type in accordance with IRS guidelines. An integrated database that centrally regulates such limitations, independent of the payment channel, e.g., IVR or Web, shall be used.
C.2.9 The Contractor shall provide an accuracy rate of 99% or higher for all transmitted transaction data as provided by the taxpayer. This includes accuracy of electronic payment data forwarded to the Service by the Contractor that may be impacted by intermediate actions taken by the Contractor necessary for coding, applying, and transmitting payment data. Any adjustments to transaction files resulting from failure to correctly verify and validate payment information shall be the responsibility of the Contractor.
C.2.10 The Contractor shall implement systems controls to prevent duplicate payments that could result from multiple transmissions of a settlement file or other errors resulting from the completion and transmission of identical payment transactions. Duplicate payments caused by insufficient system controls will adversely impact the Contractor’s accuracy rate.

Page - 29

C.2.11 The Contractor shall inform taxpayers of the dollar amounts of all fees, if any, related to the payment transaction and obtain taxpayers’ acknowledgement or acceptance of fees prior to completing any payment transactions. The Contractor’s proposed method for obtaining taxpayer’s acknowledgement or acceptance of fees must be approved in advance by the Government.
C.2.12 If a fee is charged, the Contractor shall charge a convenience fee that minimizes cost to the taxpayer. Historically, the fee has been no greater than 2.49% per payment transaction. The Contractor shall submit changes to any fee structure to the IRS for review and approval.
C.2.13 The Contractor shall submit payment data files in accordance with the Credit Card Bulk Provider Requirements for transmitting payment data to the Government’s TFA. The Contractor shall forward settlement files to the TFA one business day prior to settlement.
C.2.14 The Contractor shall secure entity validation, in accordance with the Credit Card Bulk Provider Requirements, prior to forwarding settlement files to the TFA. The Contractor must establish processes to inform users that an entity (Social Security Number or Employer Identification Number) reject occurred. The Contractor shall exercise due diligence in notifying taxpayers of entity rejections.
C.2.15 The Contractor shall convert payment transactions to Automated Clearing House (ACH) debit authorizations and settle funds through the TFA. The Contractor shall submit daily, payment detail records or settlement files using the American National Standards Institute (ANSI) X12 Electronic Data Interchange (EDI) 813 transaction set. The TFA will initiate one bulk debit each business day from the Contractor’s account, which must be established for this purpose.
C.2.16 The Contractor shall provide settled funds where the payment transaction date is less than 11 days prior to the settlement date (cards only). In the event that funds settlement is delayed beyond this period due to a reject condition, such as invalid entity, the payment must be re-initiated and the new payment date submitted for posting.
C.2.17 The Contractor shall retain transaction logs (i.e. card authorization logs) for 72 months from the date of each transaction. The information in such logs shall include transaction type, date and time, credit card number (if applicable), amount of transaction, and approval/confirmation number. This requirement shall survive the life of this contract, and the Government will have the right to inspect such logs upon reasonable notice to the Contractor.
C.2.18 The Contractor shall, in accordance with C.10 Schedule of Performance, complete any necessary modifications to software, systems, and services in accordance with its commercial business practices to conform to the provisions of IRS regulations promulgated under U.S.C. 6311 (d)(1). This contract is considered modified automatically to incorporate by reference the current provisions of such regulations during the life of this contract.
C.2.19 The Contractor shall provide a merchant descriptor on the taxpayer’s card statement describing the tax payment amount as a unique line item entitled “U S Treasury Tax Payment”.
C.2.20 The Contractor shall provide a merchant descriptor on the taxpayer’s card statement describing the transaction fee amount as a unique line item.
C.2.21 The Contractor shall conduct post implementation review of live application including production monitoring, reporting, user/non-user surveys and user free-form comments.
C.2.22 The Contractor shall provide federal taxpayers 24 hour x 7 days a week access to electronic payment options and networks employed by the Contractor at a rate equal to or exceeding 95% availability on any given calendar day. This includes the total number of customers successfully

Page - 30

accessing the Contractor’s electronic transaction network on the first attempt compared to the total number of attempts as well as overall availability.
C.2.23 The Contractor shall ensure that certain edits and actions are performed to confirm the validity of taxpayer information and ensure that the federal tax payment will be applied accurately and as intended by taxpayers.
C.2.24 The Contractor shall provide an acknowledgement or confirmation of payment acceptance to the taxpayer. In the event that other companies are subcontracted to participate in the program, the Contractor shall negotiate with the sub-contractors to minimize all fees or surcharges assessed.
C.2.25 The Contractor shall provide taxpayers with confirmation of payment transactions through the payment means (for example, IVR, Internet, etc.) used to complete the payment. An integrated database shall be used, whereby; taxpayers may verify both IVR and Internet payments through either payment application.
C.2.26 The Contractor shall provide taxpayers live and automated customer service including frequently asked questions and problem resolution assistance. Live customer service assistance shall be available, at a minimum, Monday through Friday, 7:00 am to 7:00 pm, local time.
C.2.27 The Contractor shall exercise due diligence in notifying taxpayers of entity and payment rejections. Processes and procedures shall be documented and subject to IRS’s review and approval.
C.2.28 The Contractor shall provide a Funds Settlement Timeline, detailing payment data flow from transaction authorization to settlement, which will be reviewed and approved by IRS. Any funds held overnight from one business day to the next business day shall be subject to U.S. Treasury penalties and interest.
C.2.29 The Contractor shall provide documentation to the Government before the program commences, of application test plans, test cases and test results and certification. See C.10 Schedule of Performance.
C.2.30 The Contractor shall provide documentation to the Government before the program commences, of the transaction processing networks employed in the program and the network’s interfaces. Documentation requirements include, but are not limited to, network design and architecture, capacity analysis, risk assessment, disaster recovery plan, configuration management plan and information security plan. Configuration control and management shall be exercised and documented as system and functionality changes occur.
C.2.31 The Contractor shall provide initial and final functional requirements and user interface documentation to the Government, including but not limited to interactive voice response scripts and call flows, web pages, desktop software input and information screens, application design and architecture schematics describing (a) work processes, business rules, error conditions and data flow from payment initiation through completion and (b) customer service functions and outputs (reports, etc.) for review and approval before the program commences. Once the program commences, subsequent functionality and user interface changes (scripts, web screens, etc.) must be approved by the IRS before any change is implemented.
C.2.32 The Contractor shall provide incident reports of any material network outages, work stoppages, or other payment processing problems. This includes but is not limited to systemic problems related to authorizing credit on-line and human errors that result in duplicate payments or non-payment. Outages and stoppages in excess of one hour are considered to be material in nature during non-peak processing periods.
C.2.33 All outages during peak processing are considered material. Peak processing periods

Page - 31

include, but are not limited to, the seven-day period ending on the 15th day of January, April, June, September and October (or the next business day if the 15th falls on a weekend or holiday). The Contractor shall inform the Contracting Officer’s Technical Representative (COTR) of all incidents within 24 hours of occurrence or awareness, and shall provide an incident report within 5 business days. Incident reports shall include a description of the incident, the cause, number of taxpayers impacted and dollars involved, duration of the incident, and actions taken by the Contractor to remedy the incident.
C.2.34 The Contractor shall pay any and all transaction fees to subcontractors related to the completion of the payment transaction.
C.2.35 The Contractor shall provide a Work Breakdown Schedule (WBS), using MS Project, covering the system development life cycle and update the WBS regularly to reflect current task status.
C.2.36 The Contractor shall provide a primary and backup transaction processing system and complete necessary contingency planning to ensure that disaster recovery processes include actions to continue transaction processing in the event of unplanned events. Backup systems should be deployed within one hour after the primary system experiences an outage.
C.2.37 The Contractor shall comply with technical, procedural and security requirements and controls as defined by the IRS. The Contractor must meet the IRS system and data security requirements in the areas of computer, communications, personnel, physical, procedural and training requirements and controls.
C.2.38 The Contractor shall provide necessary systems and data accesses to the Government’s representative performing independent verification and validation (IV&V) reviews of system’s readiness, including, but not limited to, application functionality testing, stress testing, vulnerability testing and security testing. In addition, a trusted facility manual (systems administrator manual) shall be a key component of the IV&V review. The IV&V Review will be based on federal law and IRS computer security policy and guidance [as described in the Computer Security Act of 1987, Taxpayer Browsing Protection Act of 1997, Federal Information Systems Management Act (FISMA) of 2002, National Institute of Standards and Technology publications (NIST SP 800-26 and SP 800-53 rev 1), Office of Management and Budget (OMB) circulars, Federal Information Processing Standards (FIPS 200 & 201), Treasury Directives (TD P 71-10 & 85-01) and applicable Internal Revenue Manuals (IRM) and subsequent revisions] as well as best practices and industry standards.
C.2.39 The Contractor shall implement systems controls that provide fraud detection and limit fraudulent payment transactions. The system shall have the capability to prevent transactions from certain cards or to certain accounts. The Contractor must incorporate best practices and industry standards.
C.2.40 The Contractor shall complete annual integrated readiness testing with IRS and TFA (includes use of simulated payment data on test systems and production systems). The tests shall cover the Contractor’s primary and back-up host sites and ensure readiness to accept transactions as well as forward settlement files from both sites. Refer to the C.10, Schedule of Performance.
C.2.41 The Contractor shall perform full cycle, live transaction processing (all applications) through the back-up site for a 24-hour period. This will be scheduled annually, coordinated with the TFA and completed prior to the January start-up.
C.2.42 The Contractor shall maintain the confidentiality of any information relating to electronic payment transactions with absolutely no disclosure or use except to the extent authorized by written procedures promulgated by the IRS pursuant to 26 U.S.C. 6311(e) (3).
C.2.43 The Contractor and their employees who have or could potentially have access to taxpayer information are subject to the Taxpayer Browsing Protection Act of 1997

Page - 32

provisions, section 6103 provisions of the Act and IRS mandatory briefing requirements. The Information Protection briefing must be given annually and must be completed by a date specified by the IRS. The contractor shall provide documentation that the briefing was reviewed by individuals (specify the names) assigned to the contract.
C.2.44 The Contractor shall maintain the confidentiality of any information relating to Federal/State electronic payment transactions completed in a single transaction. This includes absolutely no disclosure or use of information collected during this transaction for any purpose other than processing the transaction to the U.S. Treasury or appropriate State. Information collected during the transaction shall not be disclosed or used for any purpose prohibited by law and the Internal Revenue Code.
C.2.45 The Contractor shall actively encourage and promote the use of electronic payment product(s).
C.2.46 The Contractor shall provide a Marketing Plan and deliverables that support and facilitate public awareness of IRS e-file and electronic payments. The Marketing Plan should describe planned marketing products and/or tools, targeted audience and the distribution timeline. The Plan shall also describe (1) any planned use of IRS e-file key messages and/or logo on marketing products; (2) defined measures for success; and, (3) method for tracking the number of unique taxpayers that pay electronically as a result of marketing products/tools. All marketing products/tools shall be provided to the Government in draft for review and approval at least 3 business days prior to the due date. See C.12, Public Release of Information.
C.2.47 Upon the expiration (or termination) of the Contract, all user interface methods (payment IVR, customer service IVR and Web) must be updated to inform taxpayers that the payment services are no longer available and refer taxpayers to the IRS customer service number and web site for assistance. The related messages shall also inform users how to contact the Contractor for problem resolution. The Contractor must provide draft scripts and web screens for review and approval prior to implementation. The approved messages shall be in effect for a period of no less than 150 days after contract expiration or termination. The IRS will approve any subsequent changes before they are implemented. The requirements to provide problem resolution support to users shall exceed the life of the Contract.
C.2.48 The Contractor is subject to Section 508 of the Rehabilitation Act of 1973 (as amended by the Workforce Investment Act of 1998) and the Architectural and Transportation Barriers Compliance Board Electronic and Information Technology (EIT) Accessibility Standards (36 CFR Part 1194). The electronic payment processing service must meet applicable accessibility provisions of part 1194 Subparts B, C and D; such as, 1194.22 Web-bases Intranet/Internet Information and Applications and 1194.23 Telecommunications Products in accordance with FAR 39.2 (Section 508 Applicable Standards, Attachment 3, Appendix D).
C.3 REHABILITATION ACT OF 1973, SECTION 508 IT ACCESSIBILITY REQUIREMENTS
A. General
1. Purpose (Reference 36 CFR 1194.1)
(a) The below technical standards are those issued by the Architectural and Transportation Barriers Compliance Board (Access Board), pursuant to Section 508 (a) (2) (A) of the Rehabilitation Act Amendments of 1998 (29 U.S.C. § 794 (d)) as enacted in the Workforce Investment Act of 1998. (The Access Board is an independent Federal agency established by Section 502 of the Rehabilitation Act (29 U.S.C. 792) whose primary mission is to promote accessibility for individuals with disabilities.)

Page - 33

(b) Section 508 requires that when Federal agencies develop, procure, maintain, or use electronic and information technology, Federal employees with disabilities have access to and use of information and data that is comparable to the access and use by Federal employees who are not individuals with disabilities, unless an undue burden would be imposed on the agency. Section 508 also requires that individuals with disabilities, who are members of the public seeking information or services from a Federal agency, have access to and use of information and data that is comparable to that provided to the public who are not individuals with disabilities, unless an undue burden would be imposed on the agency.
2. Application (Reference 36 CFR 1194.2)
(a) This section does not apply to Electronic and Information Technology that is acquired by the contractor incidental to the contract, or is neither used nor accessed by Federal employees or members of the public, and contractor employees in their professional capacity are not considered members of the public.
(b) For any EIT product proposed in response to this solicitation as a deliverable that is a commercial item (as defined by the Federal Acquisition Regulation, Subpart 2.101) or any EIT product to be developed in response to this solicitation, that will be available to meet this contract’s delivery requirements, the contractor must represent within his proposal that the product(s) complies with all of the below standards. The contractor must complete the matrix, Electronic & Information Technology (E&IT) Accessibility Evaluation, located in Attachment 3, Appendix G, and submit it with his/her proposal.
(c) If such product does not comply with all of the below standards, the contractor must specify each specific standard that is not met.
(d) Full compliance of the Section 508 applicable technical standards must be obtained prior to implementation on January 1, 2010. IRS will reserve the right to test the Contractor for full compliance of the applicable Section 508 standards and provisions prior to implementation of services.
C.4 1052.239-9008 Section 508 Information, Documentation, and Support (SEP 2006)
In accordance with 36 CFR 1194, Subpart D, the electronic information technology (EIT) products and product support services furnished in performance of this contract shall be documented to indicate the current conformance level with Section 508 of the Rehabilitation Act of 1973, per the 1998 Amendments, and the Architectural and Transportation Barriers Compliance Board’s Electronic and Information Technology Accessibility Standards. At no time during the performance of the award shall the level of conformance go below the level of conformance in place at the time of award. At no additional cost, the contractor shall provide information, documentation, and support relative to the supplies and services as described in Attachment 3, Appendix D. The Contractor shall maintain this detailed listing of compliant products for the full contract term, including all forms of extensions, and shall ensure that it is current within five calendar days after award and within three calendar days of changes in products being utilized as follows:
(c)	Product support documentation provided to end-users shall be made available in alternate formats upon request, at no additional charge.

(d)	End-users shall have access to a description of the accessibility and compatibility features of products in alternate formats or alternate methods upon request, at no additional charge.

(e)	Support Services for products shall accommodate the communication needs of end-users with disabilities.

Page - 34

[End of clause]
C.5 1052.239-9009 Section 508 Conformance (SEP 2006)
Each electronic and information technology (EIT) product and/or product related service delivered under the terms of this contract, at a minimum, shall conform to the applicable accessibility standards at 36 CFR 1194 at the level of conformance specified in Attachment 3, Appendix D.
The following technical standards have been determined to be applicable to this contract:
☐ 1194.21, Software applications and operating systems.
☐(a)	☐(b) ☐(c) ☐(d) ☐(e) ☐(f) ☐(g) ☐(h) ☐(i) ☐(j) ☐(k) ☐(l)
☑ 1194.22, Web-based intranet and internet information and applications.
☑(a)	☑(b) ☑(c) ☑(d) ☑(e) ☐(f) ☑(g) ☑(h) ☑(i) ☑(j) ☐(k) ☑(l) ☑(m) ☑(n) ☑(o) ☐(p)
☑ 1194.23, Telecommunications products.
☐(a)	☐(b) ☑(c) ☑(d) ☐(e) ☐(f) ☐(g) ☐(h) ☐(i) ☑(j) ☐(k)
☐ 1194.24, Video and multimedia products.
☐(a)	☐(b) ☐(c) ☐(d) ☐(e)
☐ 1194.25, Self contained, closed products.
☐(a)	☐(b) ☐(c) ☐(d) ☐(e) ☐(f) ☐(g) ☐(h) ☐(i) ☐(j)
☐ 1194.26, Desktop and portable computers.
☐(a)	☐(b) ☐(c) ☐(d)
The standards do not require the installation of specific accessibility-related software or the attachment of an assistive technology device, but merely require that the EIT be compatible with such software and devices so that it can be made accessible if so required by the agency in the future.
The follow functional performance criteria (36 CFR 1194.31) apply to this contract.
☑	(a) At least one mode of operation and information retrieval that does not require user vision shall be provided, or support for assistive technology used by people who are blind or visually impaired shall be provided.

☑	(b) At least one mode of operation and information retrieval that does not require visual acuity greater than 20/70 shall be provided in audio and enlarged print output working together or independently, or support for assistive technology used by people who are visually impaired shall be provided.

☑	(c) At least one mode of operation and information retrieval that does not require user hearing shall be provided, or support for assistive technology used by people who are deaf or hard of hearing shall be provided.

Page - 35

☑	(d) Where audio information is important for the use of a product, at least one mode of operation and information retrieval shall be provided in an enhanced auditory fashion, or support for assistive hearing devices shall be provided.

☑	(e) At least one mode of operation and information retrieval that does not require user speech shall be provided, or support for assistive technology used by people with disabilities shall be provided.

☑	(f) At least one mode of operation and information retrieval that does not require fine motor control or simultaneous actions and that is operable with limited reach and strength shall be provided.
[End of clause]
C.6 HIGHLY DESIRABLE FEATURES
The Government’s highly desirable features will be considered as part of the award determination.
C.6.1 System Design
C.6.1.1 It is highly desirable that the Contractor provide a payment processing system that has both English and Spanish language capabilities, if applicable.
C.6.2 System Security and Test
C.6.2.1 It is highly desirable that the Contractor utilize and provide a separate test environment from production.
C.6.3 Management and Customer Service
C.6.3.1 It is highly desirable that the Contractor provide bilingual (English and Spanish) customer service representatives.
C.6.3.2 It is highly desirable that the Contractor provide appropriate staff during peak processing periods.
C.6.3.3 It is highly desirable that the Contractor provide clear, concise messaging and consistent treatment.
C.6.3.4 It is highly desirable that the Contractor provide timely and effective responsiveness to all taxpayer and government inquires.
C.6.4 Marketing and Deliverables
C.6.4.1 It is highly desirable that the Contractor utilize documentation management and defect reporting tools to organize and control systems, applications and documentation changes and track problems from the point of awareness to resolution.
C.6.4.2 It is highly desirable that the Contractor include all business rules in the functional application documents, if applicable.

Page - 36

C.7 DUTIES AND RESPONSIBILITIES OF THE GOVERNMENT
The Government’s, that is, the Internal Revenue Service’s, duties and responsibilities during the term of this contract will be to:
C.7.1 Provide electronic record specifications necessary for funds settlement and posting of tax data related to the electronic payment transactions.
C.7.2 Provide functional requirements documentation annually, outlining validity checks and processing periods.
C.7.3 Designate Treasury Financial Agent(s) to act on the Government’s behalf for settlement of funds in payment of taxes owed.
C.7.4 Provide outline of required reports — see C.9, Deliverables.
C.7.5 Provide an Electronic Payments Brochure and poster annually, by mail.
C.7.6 Provide no monetary consideration to the Contractor for electronic payment transactions.
C.7.7 Process credit card chargeback actions in accordance with its written procedures. This shall include reimbursing the Contractor for unauthorized or erroneous charges that are substantiated by the cardholder and approved by the Contractor’s duly authorized management representative. The Contractor shall have completed and delivered the appropriate IRS chargeback form and supporting documentation to the IRS as described in IRS chargeback procedures. Such chargeback requests shall be processed based on the Contractor’s determination of the appropriateness of this action as signified by its authorized claimant’s signature. In the event, the IRS notifies the Contractor of duplicate payments that may be subject to chargeback action, it is incumbent upon the Contractor to research the nature of the duplicate payment and timely initiate the appropriate action. Chargeback requests received within 150 days of the contract end date will be processed in accordance with the previously established procedures.
C.7.8 Complete annual Contractor Performance Report based on standard evaluation criteria (such as quality of product or service; timeliness of performance; and business relations) used throughout the Agency.
C.7.9 Provide a hyperlink from the IRS Web Site to the Contractor’s Web Site. IRS may identify participating partners in its information materials or products. All decisions involving these or other marketing decisions will be solely at the discretion of the IRS.
C.8 KEY PERSONNEL
C.8.1 CONTRACTOR’S KEY PERSONNEL
Key personnel are those contractor personnel considered to be essential to the performance of the contract. The Contractor’s Program Manager as described in Section 2.1, is designated as key, and may only be replaced with the approval of the Contracting Officer, in accordance with the terms and conditions of C.8.2, entitled, “SUBSTITUTION OF KEY PERSONNEL”.
C.8.2 SUBSTITUTION OF KEY PERSONNEL

Page - 37

The Contractor shall notify the Contracting Officer and COTR, prior to making any changes to key personnel. No changes in key personnel will be made unless the Contractor can demonstrate that the qualifications of prospective replacement personnel are equal to or better than qualifications of the key personnel being replaced. All proposed substitutes shall have qualifications equal to or better than the person being replaced. The CO shall be notified in writing of any proposed substitution at least 15 days or 30 days if a Security Clearance is obtained in advance of the proposed substitution.
C.9 DELIVERABLES
The Contractor shall submit the following deliverables in accordance with C.2 Contract Requirements and C.10 Schedule of Performance. All deliverables will be submitted electronically. Documentation formatting and contents are subject to inspection, verification and approval by the Contracting Officer’s Technical Representative (COTR) and/or IRS representative.
Deliverables Summary:
Electronic Payments
Monthly Development Status Reports
Daily Transaction Reports
Monthly Transaction Reports
Chargeback Reports (If Applicable)
Exception Handling Reports
Ad Hoc Reports
Findings Reports
Marketing Reports
Capacity Analysis
System Security Plan
Security Features Users Guide
Configuration Management Plan
Risk Assessment Plan
Disaster Recovery Plan
Network Design and Architecture Schematic
Trusted Facility Manual (System Administrator Manual)
Process and Data Flow Schematic
Funds Settlement Timeline
System Development Life Cycle
Test Plans, Test Cases and Test Results (including test data output reports)
Functional Requirements/User Interface Documentation (as applicable)
Scripts, User Interface Screens and General User Information Materials
Work Breakdown Structure/Schedule (as described in C.2 and C.10)
Incident Reports (as described in C.2)
C.9.1 ELECTRONIC PAYMENTS
The required data fields for each tax payment include (See also, the Credit Card Bulk Provider Requirements document):
7	a nine character Taxpayer Identification Number [first social security number (SSN) as shown on the tax return for the year for which the payment applies or the employer identification number (EIN)],

Page - 38

8	four character name control (provided to Contractor in the entity validation response file, 824 transaction set),

9	payment type,

10	tax period ending date (six character date field),

11	payment amount,

12	payment authorization date,

13	daytime telephone number, and

14	confirmation number.
C.9.2 MONTHLY DEVELOPMENT STATUS REPORTS
Upon the commencement of initial requirements meeting through the implementation date, the Contractor shall provide monthly development reports by the 5th day of each month. The report shall be provided to the Contracting Officer’s Technical Representative (COTR). The report shall contain the following information:
3	date of report,

4	project manager name,

5	project manager telephone number, fax number and e-mail address,

6	a brief description of the work accomplished, emphasizing the progress made since the last reporting period,

7	a description of any unresolved and/or anticipated problems, if any (include schedule impacts),

8	an estimate of the percent of work accomplished to date, and

9	a statement on the status of the program as it relates to the work breakdown schedule, either confirming that milestones are on schedule or explaining the nature and extent of the pending delay.
C.9.3 DAILY AND MONTHLY TRANSACTION REPORTS
The Contractor shall provide daily and cumulative monthly transaction reports. The reports shall cover the post-implementation progress of the program. Daily reports shall be provided no later than 9:00 am Eastern Time and should include all prior day transactions and cumulative data. Monthly reports shall be provided by the 5th day of each month and include all prior month transactions cumulative data and reconcile any adjustments made during that month. The report shall be provided to the Contracting Officer’s Technical Representative (COTR). The report shall contain the following information:
4.	date of report,

5.	period covered,

6.	total number of transactions,

7.	dollar amount of transactions,

8.	total number of successful (authenticated) attempts,

9.	dollar amount of successful (authenticated) attempts,

10.	volume by tax type,

11.	dollars by tax type,

Page - 39

12.	volume by card type,

13.	dollars by card type

14.	average payment amount,

15.	largest dollar payment amount,

16.	total number of failed (unauthenticated) attempts, abandoned or incomplete transactions,

17.	reasons for failed (unauthenticated) attempts,

18.	customer service activity,

19.	report of entity rejects, where the user has provided invalid entity information,

20.	aggregate payment volumes by payment type and dollar amount shall be provided daily, and

21.	historical data should also be provided to compare changes in volumes from the prior year.
C.9.4 CREDIT CARD CHARGEBACK REPORTS (IF APPLICABLE)
The Contractor shall provide weekly reports of all credit card chargeback actions identifying the transaction date, dollar amount, action request date, and reason for action. These actions shall be in conformance with chargeback procedures issued by the IRS and meet the definition of chargebacks provided by the Contractor and agreed to by the IRS. These reports shall be sent to the designated IRS point of contact (POC) and the COTR by close of business each Friday. Additionally, the Contractor shall be responsible for monitoring for trends or patterns of suspicious activity and reporting this information to the COTR.
C.9.5 EXCEPTION HANDLING REPORTS
The Contractor shall provide a monthly report of transactions requiring exception handling such as payments requiring manual correction due to the entry of an erroneous taxpayer identification number (SSN/EIN) or tax year/tax period. The report shall be provided by the 5th day of each month. The report shall be provided to the Contracting Officer’s Technical Representative (COTR).
C.9.6 AD HOC REPORTS
The Contractor shall provide ad hoc reports as necessary. Ad hoc reports may include but are not limited to reporting information that supports or further defines incident reports where payment transactions are delayed or otherwise impacted. Incident reports should be provided as described in C.2.The report shall be provided to the Contracting Officer’s Technical Representative (COTR).
C.9.7 FINDINGS REPORT
The Contractor shall provide an initial and supplemental findings report. A copy of the report shall be provided to the Contracting Officer’s Technical Representative (COTR) and the IRS Senior Manager or his/her designee. The report shall describe:
a.	The program features,

b.	conduct and findings of the program as they relate to the Contractor’s and any subcontractor’s performance (including a summary of all payment transactions, special features such as Spanish language, recurring payments and payment reminders, any problems, changes made during the filing season and lessons learned),

Page - 40

c.	recommendations for improvement including changes to the Contractor’s and/or IRS processes,

d.	practitioner and/or client feedback including customer satisfaction survey results,

e.	customer service activity based on automated and live assistance provided; and

f.	summary of trends or patterns of suspicious activity.
The initial report shall include activity occurring between January 1 and April 30 (each year). The supplemental report shall be submitted which includes a summary of the initial report’s findings and activity from May 1 through December 31 (each year). See Schedule of Performance for due dates.
C.9.8 MARKETING REPORTS
The Contractor shall provide an initial and supplemental marketing report in conjunction with the Findings Reports described above. The reports shall contain a narrative description of (1) accomplishments; (2) cooperative marketing stats including the number of unique visits to and from the Contractor’s Web site by way of a hyperlink established with the IRS; and (3) measurement of success (for example, number of unique taxpayers that electronically pay as a result of the marketing campaign and special offers). The initial report shall include activity occurring between January 1 and April 30 of each year during the life of the contract. The supplemental report shall include a summary of the initial report’s findings and activity from May 1 through December 31 (each year).
C.9.9 CAPACITY ANALYSIS
The Contractor shall provide an assessment of the level of storage and transaction processing capability of the computer system/network.
C.9.10 SYSTEM SECURITY PLAN
The Contractor shall provide a description of procures that address computer and data security. The intent of these procedures is to ensure the integrity, availability, appropriate access, and appropriate use of data and systems within the group. Plan should address system integrity, data integrity, access controls, handling of sensitive data (if any), incident reporting, training and continuity of operation.
The system security plan should:
a. Provide an overview of the security requirements of the system and describe the controls in place or planned for meeting those requirements
b. Identify responsibilities and expected behavior of all individuals who access the system
c. Serve as documentation of the structured process of planning adequate, cost-effective security protection for a system
The system security plan should identify and define in detail:
a. The processing environment (Components of the system, Major application or General Purpose)
b. The sensitivity of the information processed, transmitted and/or stored (Confidential, Secret, Top Secret, Classified, Unclassified but Sensitive, etc.) and why it is classified as such (SSN data, Credit Card data, etc.)
c. The laws and regulations pertaining to the system (OMB A-130, Privacy Act, etc.)
d. Identify management, operational, and technical controls
e. Identify plans for testing the security controls
f. Procedures for providing access to users

Page - 41

g. Identify an Incident Response Plan
h. Identify Security and Awareness Training Plans
i. Management commitment and approval (authorization to operate)
C.9.11 SECURITY FEATURES USER GUIDE
The Contractor shall provide information describing security mechanisms and features used to protect applications.
The Security Features Users Guide should identify:
a. Explanation of how the security mechanisms in a specific system work, so that users are able to consistently and effectively use them
b. Identify Behavior of Rules or Acceptable Use policy w/signature requirements (users responsibilities)
c. Identify security related commands for users (i.e., changing passwords, reporting incidents, etc.)
d. Identify groups and their associated privileges
e. Identify where users can obtain additional information concerning their system(s)
f. Management commitment and approval (authorization to operate)
C.9.12 CONFIGURATION MANAGEMENT PLAN
The Contractor shall provide a description of the process of identifying and defining the items in the system, controlling the change of these items throughout their lifecycle, recording and reporting the status of items and change requests, and verifying the completeness and correctness of items.
Configuration Management Plan should identify:
a. Configuration Identification — Baselines established for the project/system, the components and documentation that comprise the system
b. Configuration Control Procedures — Procedures for controlling the preparation and dissemination of change request to documentation, system components, or software; procedures for considering the impact for the requested modification
c. Configuration accounting to include audits
d. Problem reporting and corrective actions to include a back-out plan
e. A description of the tools, techniques and methodologies used
f. Management commitment and approval (authorization to operate)
C.9.13 RISK ASSESSMENT PLAN
The Contractor shall provide an assessment of the vulnerabilities and threats to the organization’s information resources and infrastructures in achieving business objectives and deciding what counter measures to take in reducing risk to an appropriate acceptable level.
A Risk Assessment Plan should address/identify:
a. Internal and external threats to the integrity, confidentiality, and availability of systems and data supporting critical operations and assets
b. Policies and procedures that are based on the risk assessments associated with the operations and assets for programs and systems that cost-effectively reduce information security risks to an acceptable level and ensure compliance with prescribed policies and procedures, and applicable requirements
c. Security awareness training to inform personnel of information security risks associated with the activities of personnel and responsibilities of personnel in complying with agency policies and procedures designed to reduce such risks
d. Periodic management testing and evaluation of the effectiveness of information security policies and procedures
e. A process for ensuring remedial action to address any significant deficiencies

Page - 42

f. Procedures for detecting, reporting, and responding to security incidents, including mitigating risks associated with such incidents before substantial damage occurs, notifying and consulting with the appropriate law enforcement officials and other offices and authorities
g. Appropriate reporting to proper authorities (IRS or other) of weaknesses and remedial actions
h. Management commitment and approval (authorization to operate)
C.9.14 DISASTER RECOVERY PLAN
The Contractor shall provide a description of the resources, actions, tasks and data required to manage the business recovery process in the event of a business interruption. The plan is designed to assist in restoring the business process within the stated disaster recovery goals.
The Disaster Recovery Plan should identify:
a. The priorities, resources, and procedures necessary to ensure that essential operational tasks can be continued after disruption to a system
b. Identify the backup site
c. Scheduled test and results
d. Management commitment and approval (authorization to operate)
C.9.15 NETWORK DESIGN AND ARCHITECTURE SCHEMATICS
The Contractor shall provide a diagram of the e-payment system of both the primary and back-up sites.
The diagram must include all access points, firewalls, routers, switches, hubs, email servers, database servers, IDS, IPS, etc
C.9.16 TRUSTED FACILITY MANUAL
The Contractor shall provide a description of how to configure and install a specific secure system, operate the system in a secure manner, and make effective use of the system privileges and protection mechanisms to control access to administrative functions and databases.
The Trusted Facility Manual should identify:
a.	Provides specific guidance to administrators on how to configure and install the system

b.	How to administer and operate the system in a secure manner

c.	How to avoid risks and improper use of administrative functions that would compromise the system

d.	Procedures for examining and maintaining the audit files as well as the detailed audit record structure for each type of audit shall be given

e.	Management commitment and approval (authorization to operate)
C.9.17 PROCESS AND DATA FLOW SCHEMATIC
The Contractor shall provide detailed description of the user’s experience when interacting with the e - payment application(s) from beginning to end — describe activities in each step.
C.9.18 FUNDS SETTLEMENT TIMELINE
The Contractor shall provide a funds settlement timeline — detailing path of funds from authorization to ACH debit from bulk account.
C.9.19 SYSTEM DEVELOPMENT LIFE CYCLE
The Contractor shall provide a description of the stages involved in the information system development project, from an initial feasibility study through maintenance of the completed application.

Page - 43

C.9.20 TEST PLANS, TEST CASES AND TEST RESULTS
The Contractor shall provide all security and privacy and functional application test plans, test cases and results.
C.9.21 FUNCTIONAL DOCUMENTATION — SCRIPTS, SCREENS, CALL FLOWS, USER GUIDES, ETC.
The Contractor shall provide all necessary documentation for the functional applications; i.e. IVR scripts, call flow diagrams, web documentation (i.e. screen shots), business rules, user guides, etc.
C.9.22 REFERENCE:
Public Laws
1) Public Law 93 – 579, Privacy Act of 1974, as Amended
2) Public Law 97 – 255, Federal Managers’ Financial Integrity Act (FMFIA) of 1982
3) Public Law 99 – 474, The Computer Fraud and Abuse Act of 1986
4) Public Law 100 – 235, Computer Security Act of 1987
5) Public Law 104 – 13, Paperwork Reduction Act of 1995
6) Public Law 104 – 106, Clinger-Cohen Act of 1996
7) Taxpayer Browsing Protection Act of 1997
8) Public Law 106 – 398, FY 2001 Defense Authorization Act, October 30, 2000
Information on Public Laws is available at: http://thomas.loc.gov
Executive Orders
1) Executive Order 13010: Critical Infrastructure Protection, July 15, 1996
2) Executive Order 13011: Federal Information Technology, July 16, 1996
Presidential Decision Directive
Presidential Decision Directive (PDD) 63, Critical Infrastructure Protection, May 22, 1998
Office of Management and Budget (OMB)
1) OMB Circular No. 109, Major Systems Acquisition, April 4, 1976
2) OMB Circular No. A-123, Management Accountability and Control, July 21, 1995
3) OMB Circular No. A-127, Financial Management Systems, July 23, 1993
4) OMB Circular No. A-130, Management of Federal Information Resources, February 8, 1996
OMB Memorandum
1) M-99 – 18: Privacy Polices on Federal Web Sites, June 2, 1999
2) M-99 – 20: Security of Federal Automated Information Resources, June 23, 1999
3) M-00 – 07: Incorporating and Funding Security in Information Systems Investments, September 28, 2000
Federal Regulation
Federal Information Resources Management Regulation (FIRMR)
Department of Treasury
1) Department of Treasury Information System Life Cycle Manual TD P 84-01, July 1994
2) Department of the Treasury Security Manual TD P 71-10, August 23, 1999
3) Department of Treasury Information Technology Manual TD P 81-01, August 2001
Treasury Memorandum & IRS Documentation
TBD

Page - 44

Internal Revenue Manuals (IRMs)
TBD
General Accounting Office (GAO)
1) Executive Guide on Information Security Management, May 1998
2) Information Security Risk Assessment, Practices of Leading Organizations, November 1999
3) Federal Information System Control Audit Manual (FISCAM), January 2000
The GAO Publications noted above are available on GAO website: http://gao.gov
National Institute of Standards and Technology (NIST) Special Publications (SP) 800 Series website: http://csrc.nist.gov
C.10 SCHEDULE OF PERFORMANCE
The Contractor shall provide a project plan (WBS) for system and application development which shall include the events and dates listed in the chart below. The dates are tentative and must be coordinated with the COTR and IRS’s representative authorized to perform the system security and functional application testing (IV&V). The timeframes may be modified under the COTR’s direction and will be updated annually as contract option years are exercised.

Responsible	Event	Anticipated
Party		Due Dates
Contractor	Provide UNAX briefing documentation	04/10/2009

All	Annual Requirements Review for FS 2010	04/20/2009

Contractor	Provide draft WBS (including requirements, development, testing and implementation phases)	05/11/2009

IRS	Provide comments on draft WBS	05/18/2009

Contractor	Deliver base lined WBS	06/01/2009

Deliver Initial Functional Requirements/User Interface

Contractor	Documentation and workflow schematics; including scripts, web text & screen shots, business rules, etc.	06/08/2009

IRS	Provide initial comments on draft Functional Documentation (iterative process)	06/22/2009

Contractor	Obtain signed contracts with other participating subcontractors, if applicable	06/30/2009

Contractor	Deliver Transaction Processing Network Documentation	07/20/2009

Contractor	Deliver Final Functional Requirements/User Interface Documentation	08/17/2009

IRS	Final Sign Off on Functional Requirements/User Interface Documentation	08/21/2009

Contractor	Deliver Trusted Facility Manual	08/24/2009

Contractor	Deliver Final Test Plans and Test Cases	08/31/2009

Contractor	Begin internal application testing	09/07/2009

Contractor	Deliver FS 2010 Marketing Plan	09/21/2009

IRS	Provide comments on Marketing Plan	09/28/2009

IRS	Provide revised credit card chargeback procedures, if applicable	10/05/2009

Contractor	Complete internal application testing	10/30/2009

Page - 45

Responsible	Event	Anticipated
Party		Due Dates
Contractor	Begin full circle integrated test with IRS/TFA (subject to change)	11/02/2009

Contractor	Complete full circle integrated test with IRS/TFA (subject to change)	11/13/2009

Contractor	Complete all testing and obtain bulk provider certification from TFA	12/07/2009

Contractor	Implement Electronic Payment Services for FS 2010	01/01/2010

IRS	Provide hyperlink from the IRS web site to the Contractor’s Web page	01/08/2010

Contractor	Deliver Initial FS 2010 Findings Report	06/01/2010

Contractor	Deliver Initial FS 2010 Marketing Report	06/01/2010

Contractor	Deliver Supplemental FS 2010 Findings Report	02/01/2011

Contractor	Deliver Supplemental FS 2010 Marketing Report	02/01/2011
Note: Most payment options will be available to taxpayers year-round beginning January 1.
C.11 INSPECTION AND ACCEPTANCE
Inspection and acceptance of all work performed under this contract shall be by the COTR or a duly authorized representative.
C.11.1 REVIEW OF REPORTS AND RECORDS
1. The Government will conduct a review of all required reports and records for completeness, correctness and compliance with the requirement of the contract. If the Government determines that there are omissions, errors or deficiencies, the Government will notify the Contractor of such deficiencies within ten (10) days from date of receipt.
•	The Service Provider shall make the necessary modifications that will allow the Government to accept the final product within five (5) days from date of notification.
C.12 PUBLIC RELEASE OF INFORMATION
(1) The Contractor shall obtain the written permission of the IRS Senior Manager or COTR before releasing or using any information regarding the Contractor’s selection for, or performance of work on, this contract. Information including, but not limited to, advertisements, unclassified speeches, articles, press releases, presentations, displays or demonstrations developed or proposed for release to the public must be submitted in their entirety to the Senior Manager or COTR. The Contractor shall request, in writing, permission to release information describing the scope of the information to be released and the purpose for its release. This clause does not affect the Contractor’s rights with regard to patents, which are governed by the patent clauses of this contract. This clause shall apply to parent companies and subcontractors at any tier.
(2) The Contractor shall not impose limitations on the use of any information or data, or any portion thereof, which has been published in any form or is otherwise generally available in the

Page - 46

public domain.
(3) The Contractor in publicizing its selection for, or its performance of work on, this Contract shall not state or imply that the Government endorses or warrants its products or services.Information publicized shall clearly indicate that the taxpayer’s decision to use any of the Contractor’s products or services will not result in any special treatment from the Internal Revenue Service. This clause shall apply to parent companies and subcontractors at any tier.
(4) In the event of a termination for the convenience of the Government, the Government shall be responsible for press releases, jointly prepared with the Contractor, declaring the termination of the program by the Government. Such releases shall be placed where determined by the contractor, except that the Government reserves the right to either place such releases itself in a reasonable number of news media or paying for the Contractor’s placement of such releases. The Government shall consider the Contractor’s reasonable request for the number of news media to receive such releases. The Government shall also consider the Contractor’s reasonable request that it not issue a public release or public announcement of the termination of the Contract for the Government’s convenience.

Page - 47

Attachment 3
LIST OF APPENDICES

Appendix No.	Title	Double
click
to
open file
A.	FAR 2.101 — Definition Of A Commercial Item

B.	2009 Credit Card Bulk Provider Requirements

C.	Treasury Regulations 301.6311-2 Payment by Credit Card or Debit Card

Page - 48

FAR 2.101 — Definition of Commercial Item	Attachment 3, Appendix A
     “Commercial component” means any component that is a commercial item.
     “Commercial item” means—
         (1) Any item, other than real property, that is of a type customarily used by the general public or by non-governmental entities for purposes other than governmental purposes, and—
(i) Has been sold, leased, or licensed to the general public; or
(ii) Has been offered for sale, lease, or license to the general public;
         (2) Any item that evolved from an item described in paragraph (1) of this definition through advances in technology or performance and that is not yet available in the commercial marketplace, but will be available in the commercial marketplace in time to satisfy the delivery requirements under a Government solicitation;
         (3) Any item that would satisfy a criterion expressed in paragraphs (1) or (2) of this definition, but for—
              (i) Modifications of a type customarily available in the commercial marketplace; or
              (ii) Minor modifications of a type not customarily available in the commercial marketplace made to meet Federal Government requirements. Minor modifications means modifications that do not significantly alter the nongovernmental function or essential physical characteristics of an item or component, or change the purpose of a process. Factors to be considered in determining whether a modification is minor include the value and size of the modification and the comparative value and size of the final product. Dollar values and percentages may be used as guideposts, but are not conclusive evidence that a modification is minor;
         (4) Any combination of items meeting the requirements of paragraphs (1), (2), (3), or (5) of this definition that are of a type customarily combined and sold in combination to the general public;
         (5) Installation services, maintenance services, repair services, training services, and other services if—
              (i) Such services are procured for support of an item referred to in paragraph (1), (2), (3), or (4) of this definition, regardless of whether such services are provided by the same source or at the same time as the item; and
              (ii) The source of such services provides similar services contemporaneously to the general public under terms and conditions similar to those offered to the Federal Government;
         (6) Services of a type offered and sold competitively in substantial quantities in the commercial marketplace based on established catalog or market prices for specific tasks performed or specific outcomes to be achieved and under standard

FAR 2.101 — Definition of Commercial Item	Attachment 3, Appendix A
commercial terms and conditions. This does not include services that are sold based on hourly rates without an established catalog or market price for a specific service performed or a specific outcome to be achieved. For purposes of these services—
               (i) “Catalog price” means a price included in a catalog, price list, schedule, or other form that is regularly maintained by the manufacturer or vendor, is either published or otherwise available for inspection by customers, and states prices at which sales are currently, or were last, made to a significant number of buyers constituting the general public; and
               (ii) “Market prices” means current prices that are established in the course of ordinary trade between buyers and sellers free to bargain and that can be substantiated through competition or from sources independent of the offerors.
         (7) Any item, combination of items, or service referred to in paragraphs (1) through (6) of this definition, notwithstanding the fact that the item, combination of items, or service is transferred between or among separate divisions, subsidiaries, or affiliates of a contractor; or
         (8) A nondevelopmental item, if the procuring agency determines the item was developed exclusively at private expense and sold in substantial quantities, on a competitive basis, to multiple State and local governments.

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
CREDIT
CARD
BULK
PROVIDER
REQUIREMENTS
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Nature of Changes

Date/Version	Page	Paragraph	Change Description
03/05/2008 v7	74-78, 112		Annual Updates – addition of five tax types for stand- alone payments.
03/05/2008	103		Update to Federal Reserve Holiday Schedule
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
1.	General Interest Items
TREASURY FINANCIAL AGEMENT (TFA) CONTACT LIST
To be provided upon registering with the Treasury Financial Agent
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
A.	EFTPS BULK PROVIDER REGISTRATION
1.	Each Credit Card Bulk Provider must complete the standard EFTPS Business Enrollment form (IRS Form 9779) and the attached “TRADING PARTNER REGISTRATION FORM”. The Treasury Financial Agent (TFA) will use the enrollment and Registration forms to initially set up the Credit Card Bulk Provider on the Electronic Federal Tax Payment System (EFTPS) and to track activity. The completed forms will be mailed to the address provided by the TFA.

2.	In the Integrated File and Pay Credit Card Program, a balance due return is associated with an accepted e-file return. The approved credit card payment must wait for the acceptance of the e-file return. Upon acceptance of the e-file return, the credit card payment can be submitted using the Credit Card Bulk Provider Requirements and the approved entity and tax identifying information accepted by the IRS. In order to use this program, the credit card bulk provider must annually register with the IRS and sign an agreement indicating the company’s adherence to the IRS requirements. In addition, the bulk provider must register and test with the assigned Treasury Financial Agent. For subsequent years, the bulk provider must annually test with the TFA to be recertified. All testing is required to be completed and certification to be submitted by December 28 of each year. If December 28 falls on a Saturday or Sunday, the preceding workday will be the due date.

3.	For stand-alone credit card programs, the IRS requires a proposal to be submitted in reference to an IRS Request for Proposal. The IRS will issue contract awards based on the best solutions for increasing e-file and electronic payment volumes.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRADING PARTNER REGISTRATION FORM
Company Profile

Company Name — Your corporate name (up to 30 characters).

Address (up to 30 characters)

City	State	Zip	Country

Business Unit — Your division name (up to 30 characters)	Business Hours
Describing a specific business unit under the company name.
EDI Envelope Information

Interchange Receiver ID (up to 15 characters)	Function group ID (up to 15 characters)
Communications Contact
The person at your company that will be our ongoing contact for communications issues and concerns.

Communications Contact Name	Title	Phone (xxx-xxx-xxxx)
(Up to 30 characters)	(Up to 30 characters)
EDI Contact
The person at your company that will be our ongoing contact for EDI translation issues and concerns.

EDI Contact Name	Title	Phone (xxx-xxx-xxxx)
(Up to 30 characters)	(Up to 30 characters)
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
GENERAL INFORMATION

Please list the following:

Hardware Platform:

Operating System:

Database:

Communications Software Protocol:

Translator:

Dedicated or Dial Up Connection

Type of Modem:

Modem Speed:

Production site area code and exchange number:

Disaster recovery site area code and exchange number:

Company business hours:

Contact name:

Contact Business Hours:

Contact Telephone Number:
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
B.	LETTER OF AGREEMENT
A signed letter of agreement is required to be on file with the Treasury Financial Agent (TFA) before live entity validation and/or payments can begin. The letter of agreement will be provided by the TFA and will be signed and returned based on instructions from the TFA.
Note: The letter of agreement will contain a statement that:
“Every taxpayer for whom the Credit Card Bulk Provider will be submitting Electronic Federal Tax Payment System payments will have certified that the credit card processor is authorized to process the payment and to exchange information with the IRS necessary to process the payment.”
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
C. PROJECT SCHEDULES
BULK PROVIDER & TREASURY FINANCIAL AGENT
DEVELOPMENT SCHEDULE

	TARGET	TARGET
PHASE	START DATE	END DATE	STATUS
EDI SOFTWARE INSTALLATION
BUSINESS SYSTEM DESIGN
ENTITY VALIDATION (Required for Credit Card processors who are contacted directly by the taxpayer)
DETAIL DESIGN
DEVELOPMENT
SYSTEM TEST
ACCEPTANCE TEST
BULK PROVIDER TESTING
LIVE ENTITY VALIDATION
DEBIT PAYMENTS
DETAIL DESIGN
DEVELOPMENT
SYSTEM TEST
ACCEPTANCE TEST
BULK PROVIDER TESTING
LIVE DEBIT PAYMENTS
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TREASURY FINANCIAL AGENT TESTING SCHEDULE
BULK PROVIDER Name

	Earliest Available	Expected
	Start Date	Start Date

TELECOMMUNICATION

ENTITY VALIDATION
(Entity Validation for Name Control)

DEBIT PAYMENT
Note: Allow a minimum of 2 weeks testing for each subsystem
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
FINANCIAL AGENT ENTITY VALIDATION PROCESS SCHEDULE
(For Credit Card Transactions Initiated Directly by Taxpayers)
BULK PROVIDER NAME
DESCRIPTION OF VALIDATION APPROACH

EXPECTED START DATE

EXPECTED END DATE

NUMBER OF TRANSMISSIONS

FREQUENCY
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
TFA PAYMENT LIVE DATES
BULK PROVIDER NAME
The following prerequisites must be complete prior to the live date.

Financial Agent testing completed
Signed Letter of Agreement Trading
Partner Registration Form

Payment Method	Bulk Debit

Expected Live date

Expected Initial Volume

Expected Frequency

Expected Growth

Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
D.	CUSTOMER SERVICE

1.	The EFTPS support staff hours for Credit Card Bulk Providers are from 8:30 a.m. ET to 8:00 p.m. ET, Monday through Friday. It is imperative that all calls regarding operational concerns come through the Bulk Provider Customer Service line.

2.	EFTPS needs to know the business hours of all Bulk Providers. Please be prepared to exchange this information at the time of the individual conference calls.

3.	The Bulk Provider procedures for inquiring about an entity validation file and/or payment are as followed
STEP 1.	Do not automatically resubmit the entity validation and /or payment.

STEP 2.	Call Customer Service at the toll free 800 number to check on the status of the entity validation and/or payment.

STEP 3.	The Customer Service Center will be able to give status information on the entity validation and/or payment by looking to our Customer Service Application Database.
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
2.	SPECIFIC PROCESSING REQUIREMENTS
A.	EDI TRANSLATION
1.	If you are using an EDI translation software package, review where you are in the implementation process for the initial review conference call.

2.	If you are doing your own EDI development, review your intended support of all EFTPS transaction sets. (NOTE: We continue to recommend that you purchase EDI translation software. Historically, in-house development of EDI translators have elongated the testing process for EDI newcomers, and complications may jeopardize your live date.)

3.	Note that all data must be compliant with the 3050 version of the ANSI x12 EDI standards. To obtain a copy of the standards, visit www.ANSI.org. There is a cost.

4.	Updates to new versions of the ANSI Standard will be reviewed as they become available. If EFTPS determines that the new standard will be utilized the change control procedures will be followed.
a.	Six months notice will be given prior to implementing a new standard.

b.	Old standards will be supported for a minimum of 6 months following the implementation of a new standard.
5.	Review shared understanding of the contents of the ISA and GS segments (see attached). (e.g. — potential use of EINs or Dunn’s numbers for Sender and Receiver IDs)

6.	Bulk provider must verify that they use EFTPS EDI standards
A.	The tilde “~” as a data element separator.

B.	The backslash “\” as a segment separator.

C.	The greater than sign “>” as a sub-segment separator.
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
ISA SEGMENT—INTERCHANGE CONTROL SEGMENT — INCOMING TO THE TREASURY
FINANCIAL AGENT

	REF.		Req.	Elem.	Elem.
Element	Nmbr	Name	Desig	Type	Length	Comments
ISA01	I01	Authorization Information Qualif.	M	ID	2/2	00

ISA02	I02	Authorization Information	M	AN	10/10	blanks

ISA03	I03	Security Information Qualifier	M	ID	2/2	00

ISA04	I04	Security Information	M	AN	10/10	blanks

ISA05	I05	Interchange ID Qualifier	M	ID	2/2	determined by bulk provider

ISA06	I06	Interchange Sender ID	M	AN	15/15	determined by bulk provider

ISA07	I05	Interchange ID Qualifier	M	ID	2/2	to be provided by TFA

ISA08	I07	Interchange Receiver ID	M	AN	15/15	to be provided by TFA

ISA09	I08	Interchange Date	M	DT	6/6	current date

ISA10	I09	Interchange Time	M	TM	4/4	current time

ISA11	I10	Interchange Control Standards ID	M	ID	1/1	U

ISA12	I11	Interchange Control Vers. Number	M	ID	5/5	to be provided by TFA

ISA13	I12	Interchange Control Number	M	N0	9/9	determined by bulk provider*

ISA14	I13	Acknowledgment Requested	M	ID	1/1	0

ISA15	I14	Test Indicator	M	ID	1/1	‘T’ or ‘P’

ISA16	I15	Component Element Separator	M	AN	1/1	>

*	This number will be validated in duplication checks and must be unique.
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
GS SEGMENT — FUNCTIONAL GROUP HEADER — INCOMING TO THE TFA

	REF.		Req.	Elem.	Elem.
Element	Nmbr	Name	Desig	Type	Length	Comments
GS01	479	Functional Identifier Code	M	ID	2/2	838 = TD, 813 = TF

GS02	142	Application Sender’s Code	M	AN	2/15	To be provided by the TFA

GS03	124	Application Receiver’s Code	M	AN	2/15	To be provided by the TFA

GS04	373	Date	MIZ	DT	6/6	current date

GS05	337	Time	MIZ	TM	4/8	current time

GS06	28	Group Control Number	MIZ	N0	1/9	determined by bulk provider *

GS07	455	Response Agency Code	M	ID	1/2	X

GS08	480	Version/RIs/Industry ID Code	M	AN	1/12	003050

*	This number will be validated in duplication checks and must be unique.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
GE SEGMENT
FUNCTIONAL GROUP TRAILER

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
GE01	97	Number of Transaction Sets Inc.	M	N0	1/6
GE02	28	Group Control Number	MIZ	N0	1/9	(Must = GS06)
IEA SEGMENT
INTERCHANGE CONTROL TRAILER

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
IEA01	I16	Number of Included Funct Group	M	N0	1/5
IEA02	I12	Interchange Control Number	M	N0	9/9
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

B.	ENTITY VALIDATION (Direct Taxpayer Contact with Credit Card Processor Only)
Credit Card Bulk Providers are required to include taxpayer name control and zip code in the payment file sent to IRS. If the credit card transaction is initiated through an e-file service, the entity is validated upon receipt of the e-file confirmation.
Credit card processors who have been contacted directly by the taxpayer must initiate an entity validation process through the EFTPS financial agent to validate the taxpayer’s identity and obtain the name control and zip code.
1.	Review the entity validation process. The entity validation process is located in the EFTPS User Requirements document.

New requests needing IRS validation in order to obtain name control can be transmitted daily along with the payment files for previously validated taxpayers.

2.	Review of the bulk provider entity validation error codes (see the below list).
EFTPS BULK PROVIDER ENTITY VALIDATION ERROR CODES

Error Codes	Description	Comments

0005	TIN mismatched.	IRS Critical Error
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
C.	PAYMENTS
All credit card payments to IRS are initiated through the bulk debit procedures.
1)	Transmission Schedules:
a)	The deadline for processing debit payments is 7:00 p.m. ET on the calendar day prior to settlement day. (Note: If a bulk provider wants to send in a file on Saturday or Sunday, they must communicate with the FA during normal business hours.)

b)	Settlement will occur on banking days only, Monday through Friday, excluding holidays.
2)	Rejects:
a)	The FA will provide you with complete payment reject codes and conditions. A few possible reasons are:
1)	No name control

2)	Dollar amount over $99,999,999.99 per transaction set (1,000 payments)

3)	File format error
3)	Returns:
The process for handling returns of debits will start with the Receiving Depository Financial Institution (RDFI) sending EFTPS a valid return reason code such as NSF or Uncollected Funds. Note: The RDFI must adhere to NACHA rules regarding returns. Next, EFTPS will send the bulk provider a transaction set 827 that contains return reason information. EFTPS must send this transaction set 827 within 24 hours of the return settling.
4)	Duplicate File
A duplicate file is one in which the ISA & GS control numbers are not unique. If a duplicate file is received by the TFA then the EDI translator will reject it and the bulk provider will receive a negative 997 functional acknowledgment.
However, if a file has unique ISA and GS control numbers, then the file will not be rejected and any previously processed payments will be processed again. Resolution will need to come from the IRS directly. EFTPS does not have the capability to initiate a reversal of debit payment transactions.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
     D. TESTING PLAN
     Below is a general test plan which should be used only as a guide to what will be expected. The final test plan will be provided by the bulk provider.
EDI Transmission Test
     Two Files
Valid
Invalid
Entity Validation Test
     Valid X12 Format/Entity Validation
     Invalid X12 Format
Syntax
Duplicate Control Numbers
     Invalid Entity Validations
     Volume — 50% of Expected Volume
Payments
     Valid X12 Format/Payments
     Invalid X12 Format
Syntax
Duplicate Control Numbers
Invalid Debit
Error Codes
Volume — 50% of Expected High Volume Day
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
SAMPLE BULK PROVIDER TEST CASES

FUNCTIONALITY	TEST SCENARIOS
File Transmission Testing	VALID: The bulk provider will send through 1 file with a valid sender listed on the ISA segment. (NOTE: This will be an entity validation file with 1 - 5 entity validation requests. This will only b e used for EDI file transfer testing.)

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 838 file. The TFA and the bulk provider will work together to confirm the results.

INVALID: The bulk provider will send through 1 file with an invalid sender listed on the ISA segment. (NOTE: This will be an entity validation file with 1 - 5 entity validation requests. This will only be used for EDI file transfer testing.)

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 838 file. The TFA and the bulk provider will work together to confirm the results.

“Valid” Entity Validation X12 Format (Syntax)	The bulk provider will send a file to the TFA. This file will be used to verify that the format of the entity validation file mirrors the EFTPS EDI trading partner profile standards. The TFA will check the following (but not limited to) on the 838 Entity Validation and 997 Functional Acknowledgment Files:
Proper Enveloping:
Content format of ISA and IEA Segments
Content format of GS and GE Segments
Content format of ST and SE Segments
Bulk Provider TIN
File Creation Date / Time
Bulk Provider Name / Telephone Number
Taxpayer Name / TIN

“Invalid” Entity	The bulk provider will send a second file to the TFA. This file
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

FUNCTIONALITY	TEST SCENARIOS
Validation X12 Format (Syntax)	will contain errors with the format of the file in order for the TFA to send the bulk provider a REJECTED 997 Functional Acknowledgment. The TFA will check the following (but not limited to) on the 838 Entity Validation:
Improper Enveloping or X12 Format Errors:
Content format of ISA and IEA Segments
Content format of GS and GE Segments
Content format of ST and SE Segments

“Valid” Entity Validation	The bulk provider will create an 838 Entity Validation file with 50 taxpayers. Place at least 5 Entity Validation requests containing primary/secondary names on the file.

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 24 hours of receipt of the 838.

“Valid” Entity Validation	The TFA will return an 824 Application Advice to the bulk provider within 3 days of receipt of the 838.
(continued)

The bulk provider will return a 997 Functional Acknowledgment to the TFA within 1 hour of receipt of the 824.

“Invalid” Entity Validation	The bulk provider will create an “invalid” 838 Entity Validation file with 50 taxpayers. Please be sure to include the following invalid TINs:
Blank TIN (Element N101 should be left blank)
999999999
345A24436

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 24 hours of receipt of the 838.

The TFA will return an 824 Application Advice to the bulk provider within 3 days of receipt of the Entity validation file.

The bulk provider will return a 997 Functional Acknowledgment to the TFA within 1 hour of the 824.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

FUNCTIONALITY	TEST SCENARIOS
On DAY 2 the TFA will return an 824 (reject) Application Advice to the bulk provider. This 824 will be the rejection file containing all invalid TINs.

Conditional Testing	The bulk provider will return a 997 Functional Acknowledgment to the TFA within 1 hour of receipt of the 824. The bulk provider will send an Entity Validation file to the TFA containing at least 50% of your largest Entity Validation file.

Entity Validation Volume Testing

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 24 hours of receipt of the 838.

The TFA will return an 824 Application Advice to the bulk provider within 3 days of receipt of the 838.

The bulk provider will return a 997 Functional Acknowledgment to the TFA within 1 hour of receipt of the 824.

“Valid” Bulk ACH Debit Format (Syntax)	The bulk provider will send 2 files to the TFA. This file will be used to verify that the format of the BULK ACH debit files mirror the EFTPS EDI trading partner profile standards. The TFA will check the following (but not limited to) on the 813 Tax Payment and 997 Functional Acknowledgment files:
Proper Enveloping:
Content format of ISA and IEA Segments
Content format of GS and GE Segments
Content format of ST and SE Segments
Reference Information
File Creation Date
Date Sent to TFA
Dollar Amount
Payment Method
Payment / Account Information
Settlement Date
Tax Form Information
Taxpayer TIN
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

FUNCTIONALITY	TEST SCENARIOS
Tax Period Date

“Invalid” Bulk ACH Debit Format (Syntax)	The bulk provider will send 2 additional files to the TFA. This file will contain errors with the format of the file in order for the TFA to send the bulk provider a REJECTED 997 Functional Acknowledgment. The TFA will check the following (but not limited to) on the 813 Entity Validation:
Proper Enveloping:
Content format of ISA and IEA Segments
Content format of GS and GE Segments
Content format of ST and SE Segments
Reference Information
File Creation Date
Date Sent to the TFA
Dollar Amount
Payment Method
Payment / Account Information
Settlement Date
Tax Form Information
Taxpayer TIN
Tax Period Date

“Valid” ACH Debits	The bulk provider will send a file of 50 payments. Be sure the transaction sets range from $.01 - $99,999.999.99 using various dollar amounts and cents.

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 813 Tax Payment.

The TFA will return a 151 Electronic Filing of Tax Return Data Acknowledgment to the bulk provider within 3 hours of receipt of the 813 Tax Payment.

The bulk provider will send the TFA a 997 Functional Acknowledgment within 1 hour of receipt of the 151.

“Invalid” ACH Debits	The bulk provider will send a file of 50 payments. Include the following TINs:
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

FUNCTIONALITY	TEST SCENARIOS
000000000
34533ABCD
410700000
345558219 (valid TIN but unenrolled)
452782525, tax type 941a (invalid tax type)
345251872 (this will be returned as NSF)

Be sure the transaction sets range from $.01 - $99,999.999.99 using various dollar amounts and cents with one transaction set for $100,000,000.00.

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 813 Tax Payment.

“Invalid” ACH Debits (continued)	The TFA will return a 151 Electronic Filing of Tax Return Data Acknowledgment within 3 hours of receipt of the 813 Tax Payment. This file will include the invalid TINs and the valid TIN with the invalid tax type.

The bulk provider will send the TFA a 997 Functional Acknowledgment within 1 hour of receipt of the 151.

Payment Return — Part I	The TFA will send the bulk provider an 827 Financial Return Notice for TIN 345251872 that was used in the “invalid” ACH debit test case. This will be returned as NSF. (The payment reversal will occur on DAY 2).

The bulk provider will send a 997 Functional Acknowledgment to the TFA within 1 hour of receipt of the 827.

Conditional Testing ACH “Bulk” Debit Volume Testing	The bulk provider will send a debit file reflecting 50% of the expected high volume day. This file will run through as a normal ACH debit.

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 813.

The TFA will return a 151 Electronic Filing of Tax Return Data Acknowledgment within 3 hours of receipt of the 813.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

FUNCTIONALITY	TEST SCENARIOS
The bulk provider will send the TFA a 997 Functional Acknowledgment within 1 hour of receipt of the 151.

Conditional Testing “Bulk” Debit Transaction Set Limit	The bulk provider will send the TFA a bulk debit file with at least 1 transaction set with at least 1001 transactions.

The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 813.

The TFA will return a REJECTION 151 Electronic Filing of Tax Return Data Acknowledgment within 3 hours of receipt of the 813.

The bulk provider will send the TFA a 997 Functional Acknowledgment within 1 hour of receipt of the 151.

Conditional Testing	The bulk provider will send a debit file with 21 (813) transaction sets.
File Limits
The TFA will return a 997 Functional Acknowledgment to the bulk provider within 1 hour of receipt of the 813.

The TFA will return a REJECTION 151 Electronic Filing of Tax Return Data Acknowledgment within 3 hours of receipt of the 813.

The bulk provider will send the TFA a 997 Functional Acknowledgment within 1 hour of receipt of the 151.

Conditional Testing	The bulk provider will send the debit file used in the Valid ACH debit scenario. Change ONLY the settlement date. Do not make any changes to the ISA or GS control numbers.
Duplicate File
The bulk provider will receive a NEGATIVE 997 Functional Acknowledgment from the TFA within 1 hour of receipt of the 813.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
NOTES
Please be sure that the ISA segment is marked for Test.
Some of the test conditions are being tested so that the bulk provider will recognize the conditions that the rejection acknowledgment file will be returned in “production”.
Other Optional Test Scenarios:
Test Case #1: (Optional)
•	Bulk Provider sends 813 file containing at least 1 ST with at least 2 payment records (1 payment with tax type code 10401 and another with code 10402) and a tax period end date (TFS segment, TFS07 element) other than the current year — 1.

•	TFA returns an accepted 997 along with a 151 file containing rejected acknowledgement type and error code. Notice that all STs on the file (ISA) are rejected with error code 1104.

•	Bulk Provider returns an accepted 997.
Test Case #2: (Optional)
•	Bulk Provider sends 813 file containing at least 1 ST and 1 payment with tax type code 10402 and the Credit Card Authorization Date (DTM segment w/in the TFS Loop, DTM02 element) after 06/30/xx.

•	TFA returns an accepted 997 along with a 151 file containing rejected acknowledgement type and error code. Notice that all STs on the file (ISA) are rejected with error code 1104.

•	Bulk Provider returns an accepted 997.
Telecommunications/Timing of 813 Payment Flow Test Case (Optional #3):
•	Bulk Provider sends an 813 file including at least 1 ST and one payment record

•	TFA processes the 813 file and sends back a 151 confirmation file to the Bulk Provider.

•	Bulk Provider returns an accepted 997 in response to the 151 confirmation file.

•	TFA returns an accepted 997 acknowledgment (for the 813 payment file) to the Bulk Provider.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
“ONE-ON-ONE” TEST CASE # 4: Entity Validation — Confirmation — Payment flow with multiple ST’s (transaction sets):
•	Bulk Provider sends 1 Entity Validation file with at least two (2) 838 transaction sets (ST’s)

•	TFA returns an accepted 997 and validates Entity Validation requests with IRS (simulated)

•	TFA creates two (2) confirmation files, each containing an 824 ST that confirms each 838 ST and returns to Bulk Provider (Note: Based upon the timing of the 838 transaction sets that are sent will determine if the 824 sets are on one file or multiple files.)

•	Bulk Provider returns an accepted 997 in response to the 824 confirmation file.

•	Bulk Provider sends an 813 file with all validated Entity Validation requests.

•	TFA returns a 997 acknowledging the 813 and also a 151 confirmation file to the Bulk Provider.

•	Bulk Provider returns an accepted 997 in response to the 151 confirmation file. No duplicate payment file is generated and/or sent by the Bulk Provider.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
3.	TELECOMMUNICATIONS CONCERNS
A.	Data Transmission Specifications

1.	Communications Protocol
File Transfer Protocol (FTP) or Connect Direct through the EFTPS wide area network (WAN) frame relay network. This network requires provisioning of appropriate telecommunication circuits and encrypted routers to connect to the EFTPS network. This provides hardware-based encryption and meets FIPS 140-2 requirements.
2.	Line Service
Leased line, connection depending on capacity requirements.
3.	Initiation Function
The FTP connection is always live to the TFA host.
4.	Common Carrier Interface
Leased line connections will be coordinated at the time of circuit order.
5.	Line Type
For a leased line connection, the TFA will coordinate the circuit order.
6.	Transmission Speeds
56 KBS to 128 KBS (Leased)
7.	Security: Identification-Authentication-Encryption
Encryption is required for all payment and entity validation transmissions.
Encryption router, providing router to router encryption across the EFTPS Bulk Provider WAN.
8.	Value Added Networks (VAN)
VAN is not provided.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
B. Telecommunications Set-Up

Vendor Name

Initiation Function

Communication Protocols

Line Type

Credit Card Bulk Provider:
IP Address	To be provided by the FA

Line Speed
Number of Locations
Debit Payments

Transmission Frequency	Daily
Transmission Volume
Wednesday
Friday
15th of Month
Quarter End
Transmission Times
Entity Validation Files (Only for Processors who are contacted directly by the taxpayer)

Conversion Volume
Transmission Frequency
Transmission Volume
Transmission Times

Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
C. Disaster Recovery
Treasury Financial Agent (TFA)
The TFA maintains a hot backup site for all operations in case of a hardware/software failure. Every effort will be made to ensure all tax payments are received on a timely basis. Processing windows may be modified to ensure timely posting of all tax payments. If a telecommunication, data center or operations center failure occurs, the Credit Card Bulk Provider will be provided disaster recovery procedures by the TFA.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
D. Bulk Provider Disaster Recovery Plan
•	High level description of Disaster Recovery Plan as it impacts EFTPS

•	Do you have a back-up modem at primary site?

•	Is there a back-up site (Hot back-up or Cold start)?

•	How long is the outage before moving to back-up site?

•	How will the TFA be notified to dial the back-up site or back-up modem?

•	Who is the primary contact?

•	Back-up Site

•	Where is the back-up site located (city, state)?

•	What is the hardware/telecom setup (Is this different from the primary site)?

•	If hot back-up, are the modems always active?

•	What are the back-up phone numbers?

Disaster Recovery Testing

•	When can we schedule initial test?

•	Is periodic testing at the back-up site required? How often?
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
4.	EDI Record Formats
A.	General
Important notes regarding the following material...
•	Chapters 3, 4, 9 and 10 are extracted from the Implementation Guide for EFTPS Bulk Providers and edited for credit card processors. Material from the remaining Chapters of the Guide, if applicable to credit card processing, is included in earlier portions of this document.

•	All Electronic Data Interchange transaction set layouts in Chapters 3, 4 and 9 are in ANSI X12 version 003050.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
B. Chapter 3. Taxpayer Entity Validation
Overview
This chapter describes the modified enrollment process for taxpayers submitting electronic Federal tax payments through a credit card processor. File layouts for taxpayer Entity Validation requests are shown in Attachments 3A-3C at the end of the chapter.
Taxpayer Entity Validation Process
The modified enrollment process is intended to validate the Taxpayer Identification Number (social security number or employer identification number) for taxpayers who contact the credit card company directly to initiate a payment. This process is not required for taxpayers whose entity has been validated by the electronic filing system.
Credit card processors who have been contacted directly by the taxpayer must initiate a pseudo taxpayer enrollment process through the EFTPS financial agent to validate the taxpayer’s identification number and obtain the name control and zip code.
Step 
•	The taxpayer authorizes the credit card processor/bulk provider to process the payment and to exchange information with the IRS necessary to process the payment.
Step ‚
•	The credit card processor/bulk provider transmits an entity validation file to the TFA. The format is ANSI X12 EDI 838-transaction set. Each 838-transaction set is limited to a maximum of 1,000 Entity Validation requests.

•	Within one hour after receipt of entity validation file, the TFA will send the Credit Card Bulk Provider an acknowledgment of receipt of file. The format for the acknowledgment is ANSI X12 EDI 997-transaction set.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Step ƒ
•	The Treasury Financial Agent exchanges an entity file with the IRS. The entity file will include only the critical fields of data collected from the bulk provider, including the taxpayer’s SSN.
Step „
•	After the TFA receives the entity validation file from the IRS, the TFA notifies the bulk provider about acceptance or rejection of taxpayer Entity Validation requests. The acceptance file will contain the name control and ZIP code (may be present) of approved taxpayers. Rejected Entity Validation requests will include a reason code. The format is ANSI the X12 EDI 824-transaction set. Process the IRS entity validation files whether a zip code is supplied or not (where the zip is blank ). If the zip code field is received blank, the FA shall create the EDI 824 enrollment confirmation transaction set. The EDI 824 REF03 element will be blank and sent back to the Credit Card Processor without a zip code. For EDI 813 payments, the FA will not reject the payment transaction set if the zip code field is blank (Again, the REF03 element will be blank on the 813).

•	Within one hour after receipt of receipt of this file, the bulk provider will return the TFA an acknowledgment of receipt of file to the TFA. The format is ANSI X12 EDI 997-transaction set.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 838
TRADING PARTNER PROFILE
VERSION 003050
SEND FROM BULK PROVIDER
REQUEST FOR ENTITY VALIDATION
ATTACHMENT 3A
838 — TRADING PARTNER PROFILE
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
VERSION 003050
REQUEST FOR ENTITY VALIDATION SENT FROM BULK PROVIDER
TABLE 3A-1

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
ST	Transaction Set Header	M	1

BTP	Beginning Segment for Trading Partner Profile	M	1

PER	Administrative Communications Contact	O	1

	LOOP ID - LX			>1
LX	Assigned Number	O	1

	LOOP ID - N1			>1

N1	Name	O	1

N9	Reference Number	O	>1

SE	Transaction Set Trailer	M	1
EFTPS will limit use of the LX loop to 1,000.
One N1 loop is used for each Entity Validation request.
The N3 and N4 segments are not used for credit card processing.
Only one N9 segment will be used
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
ST SEGMENT
TRANSACTION SET HEADER
TABLE 3A-2

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	ID	3/3	“838”

ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
The originator of the transaction assigns it.
Example:
     ST~838~45678\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
BTP SEGMENT
BEGINNING SEGMENT FOR TRADING PARTNER PROFILE
TABLE 3A-3

	REF		Req.	Elem	Elem
Element	Number	Name	Desig	Type	Length	Comments
BTP01	353	Transaction Set Purpose Code	MIZ	ID	2/2	“35” Request Authority

BTP02	127	Reference Number	MIZ	AN	1/30	To be provided by the TFA

BTP03	373	Date	MIZ	DT	6/6	(YYMMDD)

BTP04	337	Time	M	TM	4/8	(HHMM)

BTP05	640	Transaction Type Code	M	ID	2/2	“S4” Submission

BTP06	353	Transaction Set Purpose Code	OIZ	ID	2/2	“00” (Original)

BTP07	127	Reference Number	XIZ	AN	1/30	“CREDIT CARD”

BTP08	373	Date	XIZ	DT	6/6	Not Used

BTP09	337	Time	O	TM	4/8	Not Used

BTP10	591	Payment Method Code	O	ID	3/3	Not Used
BTP02 will contain the reference number (a 9 digit number assigned by the TFA at registration).
BTP03 will be the file creation date.
BTP04 will be the file creation Time (time expressed as 24 hour clock).
Example:
     Reference ID= 999999999                                File Creation Date = April 10, 2006
     File Creation Time = 8:10 am
     BTP~35~999999999~060410~0810~S4~00~CREDIT CARD\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
PER SEGMENT
ADMINISTRATIVE COMMUNICATIONS CONTACT
TABLE 3A-4

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
PER01	366	Contact Function Code	M	ID	2/2	“AA” Authorized Representative

PER02	93	Name	O	AN	1/35

PER03	365	Communication Number Qualifier	X	ID	2/2	“TE”

PER04	364	Communication Number	X	AN	1/80
PER02 will contain the Name of the Bulk Provider.
PER04 will contain the Telephone number for the Bulk Provider.
Example:
Bulk Provider = We Pay Your Taxes
Telephone Number = (313)889-1234
PER~AA~We Pay Your Taxes~TE~3138891234\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
LOOP ID — LX
LX SEGMENT
ASSIGNED NUMBER
TABLE 3A-5

			Req.	Elem
Element	REF Number	Name	Desig.	Type	Elem.Length	Comments
LX01	554	Assigned Number	M	NO	1/6
Use one LX Loop for each Taxpayer (TIN) to be validated.
LX01 is a unique number per transaction set control number and is assigned sequentially from1-1000 by the Bulk Provider. It will identify each tax Entity Validation request.
The number in the LX01 will be sent back in the 824 to notify you of acceptance or rejection of the Entity Validation request.
Maximum use of the LX loop for EFTPS is 1,000.
Start another 838 for additional Entity Validation requests.
Example:
LX~999\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
LOOP ID — N1
N1 SEGMENT
NAME
TABLE 3A-6

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
N101	98	Entity Identifier Code	M	ID	2/2	“TP” Primary Taxpayer

N102	93	Name	X	AN	1/35	Space

N103	66	Identification Code	X	ID	1/2	“24” Employer Identification Number, or “34” Social Security Number

N104	67	Identification Code	X	ID	2/20	EIN or SSN

N105	706	Entity Relationship Code	O	ID	2/2	Not Used

N106	98	Entity Identifier Code	O	ID	2/2	Not Used
Use one N1 Loop for each Qualifier you would like to use in the N101
Example:
     Credit card payment Entity Validation Request for an SSN
SSN = 178989292
N1~TP~ ~34~178989292\
     Credit card payment Entity Validation Request for an EIN
EIN = 68-0123456
N1~TP~ ~24~680123456\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
LOOP ID — N1
N9 SEGMENT
REFERENCE NUMBER
TABLE 3A-7

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
N901	128	Reference Number Qualifier	M	ID	2/2	“VU” Preparer’s
						Verification Number

N902	127	Reference Number	X	AN	1/30	“8655”

N903	369	Free-Form Description	X	AN	1/45	Not Used

N904	373	Date	O	DT	6/6	Not Used

N905	337	Time	X	TM	4/8	Not Used

N906	623	Time Code	OIZ	ID	2/2	Not Used
This record confirms that the taxpayer has authorized the credit card processor/bulk provider to process the payment and to exchange information with the IRS necessary to process the payment.
Example:
     N9~VU~8655\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
838 — TRADING PARTNER PROFILE
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 3A-8

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
SE01	96	Number of Segments Included	M	NO	1/10

SE02	329	Transaction Set Control Number	M	AN	4/9
Example:
     SE~8~45678\
     Note: SE02 must be the same as the ST02.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 997
FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
ATTACHMENT 3B
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
TABLE 3B-1

SEG.		REQ.	MAX.	LOOP
ID	NAME	DES	USE	REPEAT
ST	Transaction Set Header	M	1
AK1	Functional Group Response Header	M	1

	LOOP — ID AK2			999999
AK2	Transaction Set Response Header	O	1
AK5	Transaction Set Response Trailer	M	1

AK9	Functional Group Response Trailer	M	1
SE	Transaction Set Trailer	M	1
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
ST SEGMENT
TRANSACTION SET HEADER
TABLE 3B-2

	REF		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	ID	3/3	“997”
ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
     The originator of the transaction assigns it.
Example:
     ST~997~56766\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
AK1 SEGMENT
FUNCTIONAL GROUP RESPONSE HEADER
TABLE 3B-3

	REF.		Req.	Elem	Elem.
Element	Num.	Name	Desig	Type	Length	Comments
AK101	479	Functional	MIZ	ID	2/2	“AG” Application Advice (824)
		Identifier				“FR” Financial Reporting (827)
		Code				“TA” Elec. Filing of Tax Return Data Ack. (151)
						“TD” Trading Partner Profile (838)
						“TF” Elec. Filing of Tax Return Data (813)
						“TI” Tax Information Reporting (826)
AK102	28	Group Control Number	MIZ	N0	1/9
AK101 is the functional ID found in the GS segment (GS01) in the functional group being acknowledged.
AK102 is the functional group control number found in the GS segment; element GS06 in the functional group being acknowledged.
Example:
     AK1~TF~34566969\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
LOOP ID — AK2
AK2 SEGMENT
TRANSACTION SET RESPONSE HEADER
TABLE 3B-4

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
AK201	143	Trans. Set Identifier Code	MIZ	ID	3/3	“824” Application Advice
						“827” Financial Reporting
						“151” Elec. Filing of Tax Return Data Ack.
						“838” Trading Partner Profile
						“813” Elec. Filing of Tax Return Data
						“826” Tax Information Reporting
AK202	329	Trans. Set Control Number	MIZ	AN	4/9	From Trans. Set Identifier Code being acknowledged.
						ST segment, element ST02
Example:
     AK2~813~323232\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
LOOP ID — AK2
AK5 SEGMENT
TRANSACTION SET RESPONSE TRAILER
TABLE 3B-5

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
AK501	717	Transaction Set Ackn. Code	M	ID	1/1	“A” Accepted
						“R” Rejected
AK502	718	Transaction Set Syntax Error Cd	O	ID	1/3	Not Used
AK503	718	Transaction Set Syntax Error Cd	O	ID	1/3	Not Used
AK504	718	Transaction Set Syntax Error Cd	O	ID	1/3	Not Used
AK505	718	Transaction Set Syntax Error Cd	O	ID	1/3	Not Used
AK506	718	Transaction Set Syntax Error Cd	O	ID	1/3	Not Used
Example:
     AK5~A\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
AK9 SEGMENT
FUNCTIONAL GROUP RESPONSE TRAILER
TABLE 3B-6

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
AK901	715	Functional Group Acknow Code	M	ID	1/1	“A” Accepted
						“R” Rejected
AK902	97	Number of Trans. Sets Included	M	N0	1/6
AK903	123	Number of Trans. Sets Received	M	N0	1/6
AK904	2	Number of Accepted Tran Sets	M	N0	1/6
AK906	716	Functional Group Syntax Error	O	ID	1/3	Not Used
AK907	716	Functional Group Syntax Error	O	ID	1/3	Not Used
AK908	716	Functional Group Syntax Error	O	ID	1/3	Not Used
AK909	716	Functional Group Syntax Error	O	ID	1/3	Not Used
Example:
     AK9~A~1~1~1\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
997 — FUNCTIONAL ACKNOWLEDGMENT
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 3B-7

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
SE01	96	Number of Included Segments	M	No	1/10
SE02	329	Transaction Set Control Number	M	AN	4/9	From ST Segment of “997” element ST02
Example:
     SE~5~56766\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 824
APPLICATION ADVICE
VERSION 003050
SEND FROM TFA
CONFIRM/REJECT ENTITY REQUEST
ATTACHMENT 3C
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
TABLE 3C-1

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
ST	Transaction Set Header	M	1

BGN	Beginning Segment	M	1
TABLE 3C-2

SEG. ID	NAME	REQ. DES	MAX. USE	LOOP REPEAT
	LOOP ID — OTI			>1

OTI	Original Transaction Identification	O	1

REF	Reference Numbers	O	12

SE	Transaction Set Trailer	M	1
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
ST
TRANSACTION SET HEADER
TABLE 3C-3

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	ID	3/3	“824”

ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
The originator of the transaction assigns it.
Example:
ST~824~56456\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
BGN
BEGINNING SEGMENT
TABLE 3C-4

	REF.		Req.	Elem.	Elem.
Element	Num.	Name	Desig	Type	Length	Comments
BGN01	353	Transaction Set Purpose Code	M	ID	2/2	“00” Original

BGN02	127	Reference Number	MIZ	AN	1/30	Assigned by transaction originator.
						The same as element BGN06

BGN03	373	Date	MIZ	DT	6/6	YYMMDD Transaction Set Date

BGN04	337	Time	XIZ	TM	4/8	Not Used

BGN05	623	Time Code	OIZ	ID	2/2	Not Used

BGN06	127	Reference Number	OIZ	AN	1/30	Control Number from 838’s ST02

BGN07	640	Transaction Type Code	O	ID	2/2	Not Used

BGN08	306	Action Code	O	ID	2	“CF” Confirm
						“U” Reject
BGN02 is the transaction set reference number (assigned by originator) and is the same as element BGN06.
BGN06 is the transaction set reference number of a previously sent 838 transaction and is used to match the 824 to the 838.
If BGN08 is “CF”, the transaction will confirm that all entity validations within the control number were accepted.
IF BGN08 is “U”, the transaction will confirm that some or all of the entity validations were rejected for the indicated control number. The OTI segment will provide details.
Example:
Reference Number for EV Confirmation = 567898, Date = November 15, 2006
Original Control Number = 45678 (ST02 Control Number from Request for entity validation)

All Accepted:	BGN~00~567898~061115~~~45678~~CF\
Some TIN’s rejected:	BGN~00~567898~061115~~~45678~~U\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
LOOP ID — OTI
OTI SEGMENT
ORIGINAL TRANSACTION IDENTIFICATION
TABLE 3C-5

	REF.		Req.	Elem	Elem.
Element	Num.	Name	Desig	Type	Length	Comments
OTI01	110	Application Acknow. Code	M	ID	2	“IA” Item Accept
						“IR” Item Reject

OTI02	128	Reference Number Qualifier	M	ID	2/2	“2I” Tracking Number

OTI03	127	Reference Number	M	AN	1/30	1 to 6 Digit Number from LX01 in 838

OTI04	142	Application Sender’s Code	O	AN	2/15	Not Used

OTI05	124	Application Receiver’s Code	O	AN	2/15	Not Used

OTI06	373	Date	OIZ	DT	6/6	Not Used

OTI07	337	Time	OIZ	TM	4/8	Not Used

OTI08	28	Group Control Number	X	N0	1/9	Not Used

OTI09	329	Transaction Set Control Number	O	AN	4/9	Not Used

OTI10	143	Transaction Set Identifier Code	O	ID	3/3	Not Used

OTI11	480	Version/Release/Industry	OIZ	AN	1/12	Not Used

OTI03 will contain the reference number from the original the LX01 838 transaction. The LX01 is a sequential number generated by EDI from 1-1000.

Examples:	Enrollment Reference Number = 999
	Transaction Set Accepted:	OTI01~IA~2I~999\
	One Transaction Accepted, One Rejected:	OTI01~IR~2I~999\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
LOOP ID — OTI
REF SEGMENT
REFERENCE NUMBERS
TABLE 3C-6

	REF.		Req.	Elem	Elem.
Element	Num.	Name	Desig	Type	Length	Comments
REF01	128	Reference Number Qualifier	M	ID	2/2	“1Q” Error Identification Code
						“BB” Authorization Number
REF02	127	Reference Number	X	AN	1/30	Name Control for valid TIN’s;
						Error Code for invalid TIN’s
REF03	352	Description	X	AN	1/80	ZIP Code
Examples:
Enrollment Rejection Reason Code = 0005
REF~1Q~0005\
Acceptance — Name Control ABCD, ZIP Code 01234
REF~BB~ABCD~01234\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
824 — APPLICATION ADVICE
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 3C-7

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
SE01	96	Number of Included Segments	M	No	1/10
SE02	329	Transaction Set Control Number	M	AN	4/9
Example:
Control Number = 56456
Number of Segments = 12
SE~ 12~56456\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
C. Chapter 4. ACH Bulk Debits
ACH Bulk Debits (One Debit Posted to Bulk Provider’s Account)
Overview
This chapter describes the process for submitting Federal tax payments through one debit to the bulk provider’s account. File layouts for ACH Bulk Debits are provided in Attachments 4A-B at the end of the chapter.
ACH Bulk Debit Process
The graphic on page 65 depicts the process for submitting tax payments using the ACH Bulk Debit method.
Transmission Schedules:
The deadline for processing debit payments is 7:00 p.m. ET on the calendar day prior to settlement day. Settlement will occur on banking days only, Monday through Friday, excluding holidays.
Rejects:
Any payment rejects may result in the entire file rejecting back to the Credit Card Bulk Provider, for additional detail contact the FA.
Returns:
The process for handling returns of debits will start with the Receiving Depository Financial Institution (RDFI) sending EFTPS a valid return reason code such as NSF or Uncollected Funds. Note: The RDFI must adhere to NACHA rules regarding returns. Next, EFTPS will send the bulk provider an 827-transaction set, which contains return reason information. EFTPS must send this transaction set 827 within 24 hours of the return settling.
Duplicate File
A duplicate file is one in which the ISA & GS control numbers are not unique. If a duplicate file is received by the TFA, the EDI translator will reject it and the bulk provider will receive a negative 997 functional acknowledgment. However, if a file has unique ISA and GS control numbers, then the file will not be rejected and any previously processed payments will be processed again. Resolution will need to come from the IRS directly. EFTPS does not have the capability to initiate a reversal of debit payment transactions.
Step 
•	Taxpayers initiate the credit card payment through the electronic filing system or by contacting the credit card processor directly.

•	As part of the credit card approval process, the taxpayer must certify that the credit card processor is authorized to process the payment and to exchange information with the IRS necessary to process the payment.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Step ‚
•	The credit card processor/bulk provider completes a transmission to the TFA with payment detail. To settle on the next banking date, the file must be transmitted by 7:00 pm ET. Attachment 4A shows the format for the ANSI X12 EDI 813-transaction set.

•	For each 813-transaction set, one bulk debit will be originated.

•	Each 813-transaction set is limited to a maximum of 1000 transactions. There is a limit of 50 (fifty) 813-transaction sets to a file, for a maximum of 50,000 transactions per file.
Step ƒ
•	Within one hour of receipt of the payment file, the TFA will send the bulk provider an acknowledgment file. Attachment 3B shows the format for the ANSI X12 EDI 997-transaction set

•	Upon receipt of the payment file, the TFA will begin the validation and editing process. The first level of validation is on a file level:
➢	Validate that the detail totals to the header record. If the totals do not equal the TFA rejects the file.
•	The second level of validation is at the transaction set level:
➢	Validate for the dollar limit of $99,999,999.99 per 813-transaction set. If the dollar amount is greater than $99,999,999.99, the TFA rejects the transaction set.

➢	Validate that the tax type for the payment is a valid IRS tax type. If a tax type is invalid, the TFA rejects the transaction set.
All rejects will have to be corrected and retransmitted the TFA.
•	Within three hours of receipt of the payment file, the TFA will send the bulk provider a confirmation file that provides the detail and status of each payment record. Attachment 4B shows the format for the ANSI X12 EDI 151-transaction set.

•	Within one hour after receipt of receipt of this file, the bulk provider will return the TFA an acknowledgment of receipt of file to the TFA. Attachment B shows the format for the ANSI X12 EDI 997-transaction set.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Step „ For all files received before 8:00 PM ET step 4 will occur on same day file received.
•	The TFA will initiate an ACH debit to the bulk provider’s account at the bulk provider’s financial institution for each 813-transaction set.
Step … Step 5 & 6 will occur on Bulk Debit Settlement date.
•	The Federal Reserve Bank will deposit the bulk payment into the Treasury account.

•	The Federal Reserve Bank will withdrawal the bulk payment from the Credit Card Bulk Provider’s Financial Institution and the Financial Institution will withdrawal the Bulk Payment from the Credit Card Bulk Provider’s account.
Step †
•	The TFA passes the payment detail to the IRS.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 813
ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
SEND FROM BULK PROVIDER
TAX PAYMENT
ATTACHMENT 4A
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
TABLE 4A-1

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
ST	Transaction Set Header	M	1
BTI	Beginning Tax Return	M	1
DTM	Date/Time Reference	M	10
TIA	Tax Information	M	1000
REF	Reference Numbers	O	>1
BPR	Beginning Segment for Payment Order/Remittance Adv	O	1000
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
TABLE 4A-2

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
	LOOP ID — TFS			50000
TFS	Tax Form	O	1
REF	Reference Numbers	O	10
DTM	Date/Time Reference	O	10
	LOOP ID — FGS			100000
FGS	Form Group	O	1
	LOOP ID — TIA			10000
TIA	Tax Information and Amount	O	1

TABLE 4A-3

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
SE	Transaction Set Trailer	M	1
NOTES:

Only one iteration of each of the segments in Table 4A-1 is expected for normal payments.
EFTPS limits the use of the TFS Loop to 1000.

The REF and DTM segments in the TFS loop are limited to one iteration.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
ST SEGMENT
TRANSACTION SET HEADER
TABLE 4A-4

	Ref.			Elem	Elem.
Element	Num.	Name	Req. Design.	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	ID	3/3	“813”
ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
The transaction originator assigned the control number.
Example:
     ST~813~323232\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
BTI SEGMENT
BEGINNING TAX SEGMENT
TABLE 4A-5

	Ref.		Req.	Elem	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
BTI01	128	Reference Number Qualifier	MIZ	ID	2/2	“T6” Tax Filing

BTI02	127	Reference Number	M	AN	1/30	“EFTPS”

BTI03	66	Identification Code Qualifier	MIZ	ID	2/2	“47” Tax Authority Identification

BTI04	67	Identification Code	M	AN	2/20	“IRS”

BTI05	373	Date	OIZ	DT	6/6

BTI06	818	Name Control Identifier	O	AN	4/4	Not Used

BTI07	66	Identification Code Qualifier	MIZ	ID	1/2	“48” Electronic Filer Identification Number (EFIN)

BTI08	67	Identification Code	X	AN	2/20	Assigned by the TFA

BTI09	66	Identification Code Qualifier	XIZ	ID	1/2	“ZZ”

BTI10	67	Identification Code	X	AN	2/20	“CREDIT CARD”

BTI11	66	Identification Code Qualifier	X	ID	1/2	Not Used

BTI12	67	Identification Code	X	AN	2/20	Not Used
BTI01 & BTI02 define the tax exchange program or tax filing.
BTI03 & BTI04 define the tax authority
BTI05 is the creation date noted as YYMMDD.

Example:	ID Code-=999999999, File Creation Date = April 10, 2006
BTI~T6~EFTPS~47~IRS~060410~~48~999999999~ZZ~CREDIT CARD\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
DTM SEGMENT
DATE/TIME REFERENCE
TABLE 4A-6

	Ref.		Req.	Elem.	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
DTM01	374	Date/Time Qualifier	M	ID	3/3	“009” Process Date

DTM02	373	Date	X	DT	6/6
DTM02 should reflect the date the file is sent (YYMMDD).

Example:

DTM~009~060411\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
TIA SEGMENT
TAX INFORMATION AND AMOUNT
TABLE 4A-7

	Ref.		Req.	Elem	Elem.
Element	Num.	Name	Design	Type	Length	Comments
TIA01	817	Tax Information Identification Number	M	AN	1/30	“EFTPS”

TIA02	782	Monetary Amount	X	R	1/15	(Element length limit is 10)

TIA03	449	Fixed Format Information	XIZ	AN	1/80	Not Used

TIA04	380	Quantity	X	R	1/15	Not Used

TIA05	355	Unit or Basis for Measurement Code	X	ID	2/2	Not Used

TIA06	954	Percent	X	R	1/10	Not Used

TIA07	782	Monetary Amount	XIZ	R	1/15	Not Used
The amount in the TIA02 is limited to 10 digits, including cents due to ACH constraints.
Limit is $99,999,999.99
Total Value of tax transactions within this 813 = $900.00
Bank of America Example: TIA~EFTPS~90000\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
REF SEGMENT
REFERENCE NUMBERS
TABLE 4A-8

	Ref.		Req.	Elem	Elem.
Element	Num.	Name	Design	Type	Length	Comments
REF01	128	Reference Number Qualifier	M	ID	2/2	“VU” Preparer’s Verification Number

REF02	127	Reference Number	X	AN	1/30	“8655” (REF01 of VU)
A REF segment with an REF01 of “VU” and an REF02 of “8655” is required for each 813.
The “VU” is a confirmation that the taxpayer has authorized the payment and has authorized disclosure to the credit card vendor/bulk provider of tax information needed to process the payment
Example:
     REF~VU~8655\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
BPR SEGMENT
BEGINNING SEGMENT FOR PAYMENT ORDER/REMITTANCE ADVICE
TABLE 4A-9

	Ref.		Req.	Elem	Elem.
Element	Num	Name	Design	Type	Length	Comments
BPR01	305	Transaction Handling Code	M	ID	1/2	“Z” Bulk Debit

BPR02	782	Monetary Amount	MIZ	R	1/15	(Element length limit is 10)

BPR03	478	Credit/Debit Flag	M	ID	1/1	“D” Debit

BPR04	591	Payment Method Code	M	ID	3/3	“ACH” Automated Clearing House

BPR05	812	Payment Format Code	O	ID	1/10	Not Used

BPR06	506	(DFI) ID Number Qualifier	XIZ	ID	2/2	Not Used

BPR07	507	(DFI) Identification Number	X	AN	3/12	Not Used

BPR08	569	Account Number Qualifier	OIZ	ID	1/3	Not Used

BPR09	508	Account Number	X	AN	1/35	Not Used

BPR10	509	Originating Company Identifier	O	AN	10/10	Not Used

BPR11	510	Originating Co. Supplemental Code	O	AN	9/9	Not Used

BPR12	506	(DFI) ID Number Qualifier	XIZ	ID	2/2	“01” ABA Transit Routing # with Check Digits(9)

BPR13	507	(DFI) Identification Number	X	AN	3/12	(9 digit RTN Number)

BPR14	569	Account Number Qualifier	OIZ	ID	1/3	“03” Checking Account
						“SG” Savings

BPR15	508	Account Number	XIZ	AN	1/35	(Account Number)

Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

	Ref.		Req.	Elem	Elem.
Element	Num	Name	Design	Type	Length	Comments
						Settlement

BPR16	373	Date	OIZ	DT	6/6	Date(YYMMDD)

BPR17	1048	Business Function Code	OIZ	ID	1/3	Not Used

BPR18	506	(DFI) ID Number Qualifier	XIZ	ID	2/2	Not Used

BPR19	507	(DFI) Identification Number	X	AN	3/12	Not Used

BPR20	569	Account Number Qualifier	OIZ	ID	1/3	Not Used

BPR21	508	Account Number	XIZ	AN	1/35	Not Used
TABLE 4A-9 NOTES:
BPR02 cannot be more than 10 positions including cents due to ACH constraints.
All amounts must be dollars and cents.
Example:        Total payment = $9000.00
1.	For Debit Payments:

RTN = 987654789 Checking Account Number = 8989898989

Expected Settlement Date (Date of funds transfer to Treasury) = April 12, 2006
Bank of America Example:            BPR~C~900000~D~ACH~~~~~~~~01~987654789~03~8989898989~060412\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
LOOP ID — TFS
TFS SEGMENT
TAX FORM
TABLE 4A-10

	Ref.		Req.	Elem	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
TFS01	128	Reference Number Qualifier	M	ID	2/2	“T6” Tax Filing

TFS02	127	Reference Number	M	AN	1/30	5 Digit Tax Type Code (see note)

TFS03	128	Reference Number Qualifier	X	ID	2/2	“T9”

TFS04	127	Reference Number	X	AN	1/30	Bulk Provider Reference Number

TFS05	66	Identification Code Qualifier	X	ID	2/2	“24” Employer Identification Number
						“34” Social Security Number (Taxpayer TIN)

TFS06	67	Identification Code	X	AN	2/20	9 Digit TIN

TFS07	373	Date	O	DT	6/6	Tax Period End Date

TFS08	818	Name Control Identifier	O	AN	4/4	IRS Name Control
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Notes for TABLE 4A-10:
IMF
Stand-Alone only
10400 for payment with an amended return, Form 1040X
10401 for payment of amount due on a Form 1040 (series) tax return 10402 for payment for an extension, Form 4868
10404 for Form 1040 advance payment of a determined deficiency (audit adjustment or underreporter notice)
10406 for payment of estimated tax, Form 1040ES
10407 for payment due for an individual taxpayer in response to an IRS balance due notice 84887 for Trust Fund Recovery Penalty (TFRP) – subsequent/balance due/IA payment
Integrated efile and pay only
10401 for payment of amount due on a Form 1040 (series) tax return
10402 for payment for an extension, Form 4868
BMF
Stand-Alone only
09407 for Form 940 subsequent/balance due/IA payment
94100 for Form 941X amended or adjusted return payment
94107 for Form 941 subsequent/balance due/IA payment
09430 for Form 943X amended or adjusted return payment
09437 for Form 943 subsequent/balance due/IA payment
94407 for Form 944 subsequent/balance due/IA payment
09450 for Form 945X amended or adjusted return payment
09457 for Form 945 subsequent/ balance due/IA payment
10417 for Form 1041 subsequent/balance due payment
Integrated e-file and pay only
09401 for payment of amount due on a Form 940 (series) employment tax return
94101 for payment of amount due on a Form 941 (series) employment tax return
94401 for payment of amount due on a Form 944 (series) employment tax return
(Business payments will be accepted at all times throughout the processing year).
Credit Card Processors Validations:
Tax Types:
-	Valid tax types shown above

-	Each processor will have specific valid tax types assigned to prevent invalid tax types being submitted on the file.

-	Individual payments (1040) and business payments (94X and 1041) must be on separate transaction files.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Payment amount limitation for integrated file and pay:
-	1040s — no limitation

-	941s — <$2,500.00

-	940s — =<$500.00

-	944s — <$2,500.00
Payment amount limitation for stand-alone processors:
-	1040s — no limitation

-	TFRP — no limitation

-	94X — no limitation
Bulk provider reference number is the Declaration Control Number (DCN) assigned by electronic filing or the authorization number given to the taxpayer by the credit card processor.
Tax Period Ending Date is in YYMMDD format.
a.   Must be formatted YYMMDD
b.   Must be 6 digit numeric. Spaces are invalid
c.   When building posting file use windowing for the century >79 =19
The integrated file and pay bulk provider should use the tax period ending date from the accepted e-file return.
For stand-alone processors ONLY - does not apply to integrated file and pay applications - the Name control is received from financial agent in Transaction Set 824, element REF02, or validated by electronic filing. Do not enter name control unless IRS has validated the TIN.
For Integrated file and pay, the name control should be taken from the accepted return submitted to IRS.
Use of the TFS Loop is limited to 1,000.
For additional tax transactions, use another 813.
Examples: Tax Form = 1040A, SSN = 787878787, Name Control = ABCD, DCN = 00123456123019,
Authorization Number B2012001
Direct call from taxpayer: TFS~T6~10401~T9~B2012001~34~787878787~061231~ABCD\
Payment initiated through e-file: TFS~T6~10401~T9~00123456123019~34~787878787~061231~ABCD\
Treasury Financial Agent File Edits:
10402 payments can be accepted through 06/30/XX.
No payment amount limitation edit will be performed (except normal ACH amount limitations and as noted above).
Tax Types:
-	Shown above

-	Each processor will have valid tax types assigned — valid tax types not assigned to a bulk provider are invalid and will cause the file to reject. (for BoA only — reject the transaction not the file)
Tax Period Ending Date is in YYMMDD format.
a. Must be formatted YYMMDD
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
b.   Must be 6 digit numeric. Spaces are invalid
c.   When building posting file use windowing for the century >79 =19
d.   If an invalid condition is detected, reject the file (BofA only — reject the transaction).
For Individual Tax Types:
NOTE: Credit Card Processors must use the Processing Period Chart.
10401 — Balance due on a return
During January 1 — 31 of the current year
Month = 12;
Year = previous year or previous year minus one year;
Day = no edit.
During February 1 through end of current year
Month = 12;
Year = previous year;
Day = no edit.
10402 — 4868 Extension
Month = 12
Year = previous year
Day = no edit
10404 – Form 1040 advance payment of a determined deficiency (audit adjustment or underreporter notice)
Month = 12
Year = previous year or previous year minus one or two years
Day = no edit
10406 — ES
Month = 12
Year = Previous year, if current month is “01/January OR 02/February”
Otherwise Year = current year
Day = no edit
10407 — Return or notice
Month = 12
Year = current year minus 1 through current year minus 11 (For example — On 1/10/2009 — the previous year is
2008 and is valid back to 1998)
Day = no edit
84887 – TFRP – subsequent/balance due/IA payment
Month = 03, 06, 09, or 12.
Year = prior year through prior year minus 10 (2008 through 1998)
For Business Tax Types:
NOTE: Credit Card Processors must use the Processing Period Chart.
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
For 940	— subsequent/bal due/IA (09407) Month = 12; Year = prior year through prior year minus 10 (2008 through 1998) Day = 31
For 941	— amended or adjusted rtn payment (94100) Month = 03, 06, 09, or 12. Year = current year through current year minus 3 (2009 through 2006). Use the following table to determine the valid tax period:
     TFA ONLY: Form 941Processing Table

	Jan, Feb, March	Apr, May, June	July, Aug, Sept	Oct, Nov, Dec
Tax 03	CY-1 thru CY-3	CY thru CY-3	CY thru CY-3	CY thru CY-3
Quarter 06	CY-1 thru CY-3	CY-1 thru CY-3	CY thru CY-3	CY thru CY-3
Ending 09	CY-1 thru CY-3	CY-1 thru CY-3	CY-1 thru CY-3	CY thru CY-3
Months 12	CY-1 thru CY-3	CY-1 thru CY-3	CY-1 thru CY-3	CY-1 thru CY-3
For 941	— subsequent/bal due/IA (94107) Month = 03, 06, 09, or 12. Year = current year through current year minus 11 (2009 through 1998). Use the following table to determine the valid tax period:
     TFA ONLY: Form 941Processing Table

	Jan, Feb, March	Apr, May, June	July, Aug, Sept	Oct, Nov, Dec
Tax 03	CY-1 thru CY-11	CY thru CY-11	CY thru CY-11	CY thru CY-11
Quarter 06	CY-1 thru CY-11	CY-1 thru CY-11	CY thru CY-11	CY thru CY-11
Ending 09	CY-1 thru CY-11	CY-1 thru CY-11	CY-1 thru CY-11	CY thru CY-11
Months 12	CY-1 thru CY-11	CY-1 thru CY-11	CY-1 thru CY-11	CY-1 thru CY-11
For 943	— amended or adjusted rtn payment (09430) Month = 12; Year = prior year through prior year minus 2 (2008 through 2006) Day = 31

For 943	— subsequent/bal due/IA (09437) Month = 12; Year = prior year through prior year minus 10 (2008 through 1998) Day = 31
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
For 944	— subsequent/bal due/IA (94407), Month = 12; Year = previous year or previous year minus one Day = 31

For 945	— amended or adjusted rtn payment (09450) Month = 12; Year = prior year through prior year minus 2 (2008 through 2006) Day = 31

For 945	— subsequent/bal due/IA (09457) Month = 12; Year = prior year through prior year minus 10 (2008 through 1998) Day = 31

For 1041,	Month = 01-12 Year must equal previous year
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
LOOP ID — TFS
REF SEGMENT
REFERENCE NUMBERS
TABLE 4A-11

	Ref.		Req.	Elem.	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
REF01	128	Reference Number Qualifier	M	ID	2/2	“F8” Original Reference Number
REF02	127	Reference Number	M	AN	1/30
REF03	352	Description	X	AN	1/80	ZIP Code
REF02 is an 8-digit number assigned by the sender of the transmission.
The REF02 is a unique number for each TFS Loop.
This number will be communicated back to the sender in the 151, along with the payment acknowledgment number for each tax transaction.
REF03 is the 5-digit ZIP code of the taxpayer, obtained in the following priority:
          1 — Input by the taxpayer during credit card validation or electronic filing
          2 — Obtained from IRS during E-file validation
          3 — Obtained from EFTPS during TIN validation
Example:
          REF~F8~98765432~01234\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
LOOP ID — TFS
DTM SEGMENT
DATE/TIME REFERENCE
TABLE 4A-12

	Ref.		Req.	Elem.	Elem
Element	Num.	Name	Design.	Type	Length	Comments
DTM01	374	Date/Time Qualifier	M	ID	3/3	“009” Process Date
DTM02	373	Date	X	DT	6/6	Credit Card Authorization Date
Example:
          Authorization Date: April 10, 2006
          DTM~009~060410\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
LOOP ID — FGS
FGS SEGMENT
FORM GROUP
TABLE 4A-13

	Ref.		Req.	Elem.	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
FGS01	350	Assigned Identification	M	AN	1/11	Sequential number assigned by sender
Example:
          FGS~1\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
LOOP ID — TIA
TIA SEGMENT
TAX INFORMATION AND AMOUNT
TABLE 4A-14

	Ref.		Req.	Elem	Elem.
Element	Num.	Name	Design	Type	Length	Comments
TIA01	817	Tax Information Identification Number	M	AN	1/30	Tax Type Code
TIA02	782	Monetary Amount	X	R	1/15	Element length limit is 10
TIA03	449	Fixed Format Information	XIZ	AN	1/80	Not Used
TIA04	380	Quantity	X	R	1/15	Not Used
TIA05	355	Unit or Basis for Measurement Code	X	ID	2/2	Not Used
TIA06	954	Percent	X	R	1/10	Not Used
TIA07	782	Monetary Amount	XIZ	R	1/15	Not Used
TIA04 can not exceed 10 positions, including cents due to ACH constraints.
One TIA loop is required for each taxpayer payment.
Example:
          Reporting on a Form 1040 payment for an amount of $250.00 due with return.
Bank of America Example:                TIA~10401~250.00\
Revised 03/05/08

Attachment 3, Appendix B
2009 Credit Card Bulk Provider Requirements
813 — ELECTRONIC FILING OF TAX RETURN DATA
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 4A-15

	Ref.		Req.	Elem.	Elem.
Element	Num.	Name	Design.	Type	Length	Comments
SE01	96	Number of Included Segments	M	NO	1/10
SE02	329	Transaction Set Control Number	M	AN	4/9
Example:
          SE~233~323232\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 151
ELECTRONIC FILING OF TAX RETURN DATA
ACKNOWLEDGMENT
VERSION 003050
SEND TO BULK PROVIDER
CONFIRM/REJECT TAX PAYMENT
ATTACHMENT 4B
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
TABLE 4B-1

			MAX.	LOOP
SEG. ID	NAME	REQ. DES.	USE	REPEAT
ST	Transaction Set Header	M	1

BTA	Beginning Tax Acknowledgment	M	1

BTI	Beginning Tax Information	M	1
TABLE 4B-2

			MAX.	LOOP
SEG. ID	NAME	REQ. DES.	USE	REPEAT
	LOOP ID - TFS			50000

TFS	Tax Form	O	1
TABLE 4B-3

			MAX.	LOOP
SEG. ID	NAME	REQ. DES.	USE	REPEAT
SE	Transaction Set Trailer	M	1
Please note:
EFTPS will allow a maximum loop repeat of 1000 for the TFS Loop versus the standard of 100,000.
All other segments used as noted on tables.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
ST SEGMENT
TRANSACTION SET HEADER
TABLE 4B-4

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	ID	3/3	“151”

ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
The originator assigns the control number.
Example:
ST~151~765468\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
BTA SEGMENT
BEGINNING TAX ACKNOWLEDGMENT
TABLE 4B-5

	REF.		Req.	Elem	Elem
Element	Number	Name	Desig	Type	Length	Comments
BTA01	587	Acknowledgment Type	M	ID	2/2	“AD” Acknowledge — With Detail, No Change “AC” Acknowledge — With Detail and Change “RD” Reject with Detail “RJ” Rejected — No Detail

BTA02	373	Date	O	DT	6/6	Acknowledgment Date YYMMDD

BTA03	522	Amount Qualifier	X	ID	1/2	“AB” Adjusted Collected Balance

BTA04	782	Monetary Amount	X	R	1/15	Element limit length of 10
BTA01:	AD — used to acknowledge 813 as processed. Will receive one EFT Number per Tax Transaction
AC — used to ID that the 813 were accepted but one or more transactions were rejected.
          Will see EFT number or error number for each tax transaction.
RD — used to identify rejection of single debit transactions.
RJ — used to identify that the entire 813 was rejected.
BTA03 is “AB” when the Debit processed is different from the original 813 debit amount.
          The BTA04 contains the amount reflecting accepted tax transactions.
BTA03 & BTA04 are not used when the debit is processed per the original 813.
Examples:

All tax transactions processed as received:	BTA~AD~061125\
Some Tax transactions rejected, Debit adjusted accordingly:

Bank of America Example:	BTA~AC~061125~AB~450.00\
Entire 813 rejected	BTA~RJ~061125\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
BTI SEGMENT
BEGINNING TAX INFORMATION
TABLE 4B-6

	REF		Elem.	Elem
Element	Num	Req. Name	Desig.	Type	Length	Comments
BTI01	128	Reference Number Qualifier	MIZ	ID	2/2	“BT” Batch Number

BTI02	127	Reference Number	M	AN	1/30	Original Transaction Control Number (ST02)

BTI03	66	Identification Code Qualifier	MIZ	ID	1/2	“SV” Service Provider Number

BTI04	67	Identification Code	M	AN	2/20	Assigned by the TFA

BTI05	373	Date	OIZ	DT	6/6	Not Used

BTI06	818	Name Control Identifier	O	AN	4/4	Not Used

BTI07	66	Identification Code Qualifier	XIZ	ID	1/2	“93” Code Assigned by Originator of Transaction

BTI08	67	Identification Code	X	AN	2/20	Confirmation Number

BTI09	66	Identification Code Qualifier	XIZ	ID	1/2	Not Used

BTI10	67	Identification Code	X	AN	2/20	Not Used

BTI11	66	Identification Code Qualifier	X	ID	1/2	Not Used

BTI12	67	Identification Code	X	AN	2/20	Not Used
BTI04 will contain a number assigned by the TFA
BTI08 will contain the 15-digit EFT number.
Example:	Control Number from 813 = 323232, ID code = 999999999 Confirmation Number for Debit = 485954349484944 BTI~BT~323232~SV~999999999~~~93~485954349484944\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
LOOP ID — TFS
TFS SEGMENT
TAX FORM
TABLE 4B-7

	REF.		Req.	Elem	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
TFS01	128	Reference Number Qualifier	M	ID	2/2	“F8” Original Reference
						Number

TFS02	127	Reference Number	M	AN	1/30	(REF02 FROM TFS
						LOOP)

TFS03	128	Reference Number Qualifier	X	ID	2/2	“93” Funds Authorization
						“1Q” Error Identification
						Code

TFS04	127	Reference Number	X	AN	1/30	Acknowledgment EFT
						Number or Error Code

TFS05	66	Identification Code Qualifier	X	ID	1/2	“ZZ”

TFS06	67	Identification Code	X	AN	2/20	Bulk Provider Reference
						Number

TFS07	373	Date	O	DT	6/6	Not Used

TFS08	818	Name Control Identifier	O	AN	4/4	Not Used
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Notes for TABLE 4B-7
This segment is used provide the acknowledgment EFT number for each payment record or error code for rejected record.
The Bulk Provider Reference Number is returned from 813 element TFS04
Payment Error Codes are listed in a separate attachment
Examples:
1.	Accept and process debit as Transmitted — Payment Initiated through e-file

Reference Number	Amount	Acknowledgment Number	Document Control Number
55566644	100.00	168910688123456	00123456123019
55566645	300.00	168910688123457	00123456123020
TFS~F8~55566644~93~168910688123456~ZZ~00123456123019\
TFS~F8~55566645~93~168910688123457~ZZ~00123456123020\
2.	Accept and process debit as transmitted — Payment Initiated through Credit Card Processor

Reference Number	Amount	Acknowledgment Number	Authorization Number
55566644	200.00	168910699123456	12345678
55566645	400.00	168910699123457	12345679
TFS~F8~55566644~93~168910699123456~ZZ~12345678\
TFS~F8~55566645~93~168910699123457~ZZ~12345679\
Note: Qualifier 1Q (Error) is not expected to be used for credit card bulk provider payments.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
151 — ELECTRONIC FILING OF TAX RETURN DATA ACKNOWLEDGMENT
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 4B-8

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
SE01	96	Number of Segments Included	M	NO	1/10
SE02	329	Transaction Set Control Number	M	AN	4/9
Example:
ST~23~765468\
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
EDI 151 Payment Response Confirmation Error Codes
(EDI TRS Segment: TFS04 value when TFS is ‘1Q’)

EDI Error Code	EDI Message
1123	Name control required; cannot be blank

1125	Invalid TIN

1126	File cannot contain business and individual payments

1127	Bulkfiler is set up for business processing and individual payments were received

1128	Bulkfiler is set up for individual processing and business payments were received
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
D. Chapter 9 Return and Exception Item Reporting
Overview
This chapter describes processing and times frames for bulk transactions that do not meet edit criteria.
The following items are discussed:
•	Single ACH Debit Posted to the Bulk Provider’s Account

•	ACH Return Transactions

•	Record Layouts

•	Attachment 9, ANSI X12 EDI Transaction Set 827: Financial Return Notice shows the file layout for ACH return items.
Single ACH Debit Posted to the Bulk Provider’s Account
•	Within 3 hours of receipt of the bulk provider’s transmission of an ACH debit file, the TFA validates that the batch totals equal the sum of the detail; otherwise, the TFA rejects the 813 (see Chapter 4, Attachment 4A).

•	No 813 for an ACH transmission may exceed $99,999,999.00 (the amount field limit for ACH) or the 813 will be rejected.

•	If an individual transaction within an 813 transaction set fails the enrollment edit (no name control), that transaction will be rejected with the appropriate reject reason code. The total amount of the debit to be created will be recalculated by the TFA based on the sum of the valid transactions contained within the 813.

•	If the TFA rejects any item, the bulk provider must fix the problem transaction and resubmit it by 8:00 p.m. ET.

•	The TFA subsequently sends the bulk provider a confirmation file using the ANSI EDI standard 151 acknowledgment format (see Chapter 4, Attachment 4B and ACH Return Transactions).
ACH Return Transactions
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
•	An ACH transaction may be returned to the TFA by the Receiving Financial Institution (RDFI), for a valid reason such as Insufficient or Uncollected Funds.

•	The TFA will initiate an ANSI X12 EDI Transaction Set 827 Financial Return Notice to the bulk provider (see Attachment 9 at the end of this chapter). The 827 will contain:
➢	Return reason

➢	Dollar amount

➢	Transaction type (credit or debit)

➢	Original transaction confirmation number (see Record Layouts, below).
•	The 827 transaction set will be transmitted to the bulk provider no later than 24 hours after the return settles.

•	Once the 827 is received, the bulk provider will initiate a 997 Functional Acknowledgment (see Chapter 3, Attachment 3B) to the TFA indicating receipt of the returned transaction(s).

•	The 997 will include an acceptance code as well as the functional group number being acknowledged.

•	The bulk provider is expected to send the 997 immediately upon receipt of the 827 to ensure timely processing.
Record Layouts
Record layouts for the transactions sets used for return and exception item reporting (in the order referenced in this chapter) and their location in this document are shown in Table 9-1.
Table 9-1 EDI Transaction Sets Used for Return and Exception Item Reporting

Transaction Set Number and Name	Chapter	Attachment
827 Financial Return Notice	9	9

151 Electronic Filing of Tax Return Data Acknowledgment	4	4B

997 Functional Acknowledgment	3	3B
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
TRANSACTION SET 827
FINANCIAL RETURN NOTICE
VERSION 003050
SEND TO BULK PROVIDERS
NOTIFICATION OF FINANCIAL RETURNS
ATTACHMENT 9
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
827 — FINANCIAL RETURN NOTICE
VERSION 003050
TABLE 9-1

SEG. ID	NAME	REQ. DES.	MAX. USE	LOOP REPEAT
ST	Transaction Set Header	M	1

RIC	Financial Return	M	1

REF	Reference Numbers	O	10

SE	Transaction Set Trailer	M	1
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
827 — FINANCIAL RETURN NOTICE
VERSION 003050
ST SEGMENT
TRANSACTION SET HEADER
TABLE 9-2

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
ST01	143	Transaction Set Identifier Code	MIZ	D	3/3	“827”

ST02	329	Transaction Set Control Number	M	AN	4/9
ST02 is a control number that must be unique within the functional group.
     It is assigned by the originator of the transaction.
Example:
     ST~827~785468\
Revised 03/05/08

\

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
827 — FINANCIAL RETURN NOTICE
VERSION 003050
RIC SEGMENT
FINANCIAL RETURN
TABLE 9-3

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig	Type	Length	Comments
RIC01	647	Application Error Condition Code	M	ID	1/3	“830” Refused “011” Not Matching

RIC02	782	Monetary Amount	M	R	1/15

RIC03	478	Credit/Debit Flag	M	ID	1/1

RIC0 4	508	Account Number	X	AN	1/35	Not Used

RIC05	569	Account Number Qualifier	OIZ	ID	1/3	Not Used

RIC06	506	(DFI) ID Number Qualifier	X	ID	2/2	Not Used

RIC07	507	(DFI) Identification Number	X	AN	3/12	Not Used
RIC02 is amount of Returned Transaction
Example:
     Transaction Rejected from Financial Institution = $350.00
     RIC~830~35000~D\
     If RIC01 = 011, then the transaction is a notification of a change.
     Payment was processed, but data needs to be updated prior to next payment.
     If RIC01 = 830, then the transaction is notification of a return/refusal.
     Payment has been backed out. Tax is still due.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
827 — FINANCIAL RETURN NOTICE
VERSION 003050
REF SEGMENT
REFERENCE NUMBERS
TABLE 9-4

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
REF01	128	Reference Number Qualifier	M	ID	2/2	“93” Funds Authorization “1Q” Error Code “ZZ” Mutually Defined

REF02	127	Reference Number	X	AN	1/30
Examples:
Return for insufficient Funds:
     REF~93~484849501234512\
     REF~1Q~R01\
NOC — Incorrect Routing Number
     REF~93~484849501234512\
     REF~1Q~C02\
     REF~ZZ~123456666\
First REF segment identifies the original EFT Number
Second REF identifies the ACH reason code
Third REF used to identify corrected data if second REF identified a Notification of Change
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
827 — FINANCIAL RETURN NOTICE
VERSION 003050
SE SEGMENT
TRANSACTION SET TRAILER
TABLE 9-5

	REF.		Req.	Elem.	Elem.
Element	Number	Name	Desig.	Type	Length	Comments
SE01	96	Number of Segments Included	M	NO	1/10

SE02	329	Transaction Set Control Number	M	AN	4/9
Example:
     SE~6~785468\
E. Chapter 10 Daily Operation Procedures
Overview
The operating procedures described in this chapter provide an overview of tax payment processing by the
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
Treasury Financial Agent (TFA). Questions about these procedures or requests for assistance may be directed to the TFA’s customer service representatives.
This chapter contains the following information:
➢	Federal Reserve Bank Holidays
➢	Input File Delivery/Verification
➢	Inquiries
➢	EFTPS Bulk Provider Tax Payment Processing Deadlines
Federal Reserve Bank Holidays
Tax transactions will not be processed through FedACH or Fedwire Funds Transfer on Federal Reserve Bank holidays. A listing of Federal Reserve Bank holidays is provided.
Input File Delivery/Verification
1.	ACH Debits (Single Debit Posted to the Bulk Providers) Account
•	ACH Debit files transmitted directly to a TFA must be completely received by the TFA between the hours of 7:00 am ET and 7:00 pm ET on the banking day prior to the settlement date.
•	Within three (3) hours after receipt of the bulk provider’s transmission, the TFA validates that the batch totals equal the sum of the detail and the amount for an individual 813 and that the total amount is not greater than $9,999,999,999.99 in accordance with NACHA rules. Otherwise, the TFA rejects the 813.
•	If any items are rejected by the TFA, the bulk provider must fix the problem transactions and resubmit them by 8:00 pm ET.
For further information, see also Chapter 4, ACH Bulk Debits.
Return Item Handling
ACH debit entries may be returned for a variety of reasons. Return entries are rejected by the receiving depository financial institution and sent, via the ACH, back to the TFA.
The bulk provider will be notified via a file transmission no later than 24 hours after the return settles. The ANSI X12 827 format will be utilized for this purpose.
Inquiries
If you have any questions regarding a file or item that you have sent to the TFA, contact a TFA Customer Service Representative at 1-800-555-4477 between 8:30 am and 8:00 pm ET for assistance.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
EFTPS Bulk Provider Tax Payment Processing Deadlines
     Table 10-1 EFTPS Bulk Provider Tax Payment Processing Deadlines

Process	Deadline
Bulk provider transmits ACH single debit file to TFA	7:00 a.m. — 7:00 p.m. ET on the banking day prior to the settlement date

Bulk provider retransmits previously rejected ACH single debits to TFA	8:00 p.m. ET on the banking day prior to the settlement date
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements

	2008	2009	2010	2011	2012
New Year’s Day	January 1	January 1	January 1	January 1*	January 2

Birthday of Martin Luther King, Jr.	January 21	January 19	January 18	January 17	January 16

President’s Day	February 18	February 16	February 15	February 21	February 20

Memorial Day	May 26	May 25	May 31	May 30	May 28

Independence Day	July 4	July 4*	July 5	July 4	July 4

Labor Day	September 1	September 7	September 6	September 5	September 3

Columbus Day	October 13	October 12	October 11	October 10	October 8

Veterans Day	November 11	November 11	November 11	November 11	November 12

Thanksgiving Day	November 27	November 26	November 25	November 24	November 22

Christmas Day	December 25	December 25	December 25*	December 26	December 25

*	Saturday
For holidays falling on Saturday, Federal Reserve Banks and Branches will be open the preceding Friday.
For holidays falling on Sunday, all Federal Reserve offices will be closed the following Monday.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
5. IRS Requirements for Integrated File and Pay Credit Card Processors
A. Registration
Each Credit Card Bulk Provider must annually complete the IRS Credit Card Bulk Provider Registration form below and send (email, mail or fax) to the IRS. The form should be submitted prior to June 30 to meet the filing deadline for registration. If not received timely, the IRS is not obligated to honor the form. The mailing address is:

Internal Revenue Service	Email address: debbie.a.mccollister@irs.gov
Attn: Debbie McCollister C8-377
SE:W:CAS:SP:TPM:EP	Fax Number: (202) 283-2531
5000 Ellin Road
Lanham, MD 20706
B. The Credit Card Bulk Provider must sign an agreement stating they will adhere to the following requirements (Note: The requirements apply to the credit card bulk provider and any sub-contractors):
1)	Convenience Fees: Taxpayers must be notified of the dollar amounts of all fees to be charged to their credit card in relation to the federal tax payment including convenience fees and surcharges imposed by software developers. An acknowledgment or acceptance by the taxpayer of the fees shall be obtained prior to initiating credit authorizations. The Government shall be notified of the method of obtaining taxpayers’ acknowledgement before the program commences. The software or instructions should note that the convenience fee is not charged or received by the IRS.

2)	General Information: Taxpayers will be provided, upon request, IRS general information in an easily accessible, readable and print ready form through the return transaction software used by participating tax practitioners/taxpayers.

3)	Confirmation Number: All taxpayers shall be provided an electronic confirmation of payment transactions through the return transmission software used by participating electronic return originators, tax practitioners or taxpayers. Taxpayers shall also be notified electronically through the return transmission software if the credit card authorization is denied.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
4)	Reporting Requirements: Documentation formatting and content are subject to inspection, verification and approval by the IRS Point of Contact (POC). All reports are to be submitted to the IRS POC via email.
A)	Schedule of Performance — This includes a project schedule (WBS) of the development, testing and implementation critical milestones and beginning and ending dates for each milestone.

B)	Monthly Development Status Reports — The credit card bulk provider shall provide monthly status reports on the 10th day of each month through the implementation date of the pilot. The last Monthly Status Report is due in the month following implementation. The report shall cover the overall progress of the pilot’s development. The report shall contain the following information:
1.	date of report,

2.	project manager name,

3.	project manager telephone number, fax number and e-mail address

4.	a brief description of the work accomplished, emphasizing the progress made since the last reporting period,

5.	a description of any unresolved and/or anticipated problems, if any (include schedule impacts),

6.	an estimate of the percent of work accomplished to date; and a statement on the status of the pilot as it relates to the work breakdown schedule, either confirming that the task is on schedule or explaining the nature and extent of the pending delay.
C)	Daily and Monthly Production Reports — The Credit Card Bulk Provider must report to the IRS on a daily basis during the timeframe of accepting payments. The daily volume and dollars report is due to the IRS by 9:00 am each business day. Monthly cumulative reports will be submitted by the 5th day of each month. The reports shall contain the following information:
1.	date of report

2.	period covered

3.	total number of transactions

4.	dollar amount of transactions

5.	total number of successful attempts (good authorizations)

6.	dollar amount of successful attempts (good authorizations)

7.	total number of failed attempts (failed authorizations)
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
8.	dollar amount of failed attempts (failed authorizations)

9.	reasons for failed attempts

10.	volume and dollars by tax type

11.	volume and dollars by card type

12.	customer service activity

13.	largest dollar amount

14.	aggregate payment volumes by payment type and dollar amount — provided daily

15.	historical data should also be provided to compare changes from the prior year
Each report file shall have its own unique name which includes the application transaction date. Daily reports should include the daily as well as YTD volumes and dollars. Monthly reports should include the monthly as well as YTD volumes and dollars.

D)	Workflow — Schematic/Specifications — A detailed description of the functional work processes and data flow from payment initiation through confirmation, authorization/denial and taxpayer notification shall be provided to the Government before the pilot commences.

E)	Funds Settlement Timeline — Provide the best-case scenario timeline beginning with transaction authorization through ACH debit activities.

F)	Certification of Test Results — Once the credit card bulk provider/processor has successfully completed a full circle integrated test (internally and with external trading partners), the bulk provider shall certify in writing their readiness for use status to the IRS before commencing production.

G)	Incident Report — Any incident that results in any material outages, work stoppages, or other payment processing problems shall be reported to the IRS POC. The incident will be documented and emailed to the IRS POC. The credit card bulk provider will notify the IRS of all incidents within 24 hours of occurrence or awareness. The incident report is due within 5 business days of occurrence or awareness of the incident. Documentation should include a description of the incident, the cause, number of taxpayers impacted and dollars involved, duration and actions taken to rectify the situation.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
H)	Findings Report — The Credit Card Bulk Provider (along with subcontractors) shall provide an initial and supplemental findings report. . The report shall describe:
1.	the program/application features,

2.	the conduct and findings of the program/application as they relate to the Contractor’s and any subcontractor’s performance (including a summary of all payment transactions, any problems, changes made during the pilot and lessons learned)

3.	recommendations for improvement including changes to the Contractor’s and/or IRS processes, and

4.	practitioner and/or client feedback including customer satisfaction survey results.
The initial report (due June 15) will include activity occurring between January and April. The supplemental report (due November 30) will include a summary of the initial report’s findings and activity from May through October.
I)	Web Site Statistics — Monthly Report of the number of unique visits to its Web site by way of a hyperlink from IRS.gov or hyperlink connections to IRS.gov. The report will be due on the 10th of the following month after the hyperlink is activated.

J)	Chargebacks — Provide weekly reports of all chargeback actions identifying the transaction, date, dollar amount, action request date, and reason for action. These actions shall be in conformance with chargeback procedures issued by the IRS and meet the definition of chargebacks provided. These reports are due by close of business each Friday.
5)	The credit card bulk provider shall ensure that a merchant descriptor on the cardholder’s credit card statement indicates the tax payment amount as a unique line item entitled “U S Treasury Tax Payment.” The convenience fee must be separately stated on the statement. A unique identifier, such as the confirmation number, should be posted on the card holder’s statement to facilitate error resolution.

6)	The credit card bulk provider shall ensure that ACH Debit authorizations are initiated only upon acceptance of the e-filed tax return.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
7)	The credit card bulk provider shall ensure that credit card payment transactions are settled within 48 hours of acceptance of the e-file return. If unable to comply with the settlement timeframe, an exception must be requested. The exception must outline why the settlement timeframe cannot be met. FMS charges interest on any funds held overnight from one business day to the next and shall be reported to FMS. IRS/FMS must approve an exception process before funds are held overnight.

8)	Settlement files shall be forwarded to the Treasury Financial Agent each business day. The credit card bulk provider shall ensure that settled credit card payments, where the authorization date is less than 11 days prior to the date the settlement file are forwarded to the Treasury Financial Agent (TFA).

9)	The credit card bulk provider shall ensure that credit card authorization logs are retained for 72 months from the date of each transaction. The information in such logs shall include the transaction dates, times cardmember account number and expiration date, amount of transaction, and approval code. Retention of e-file information for 36 months following the end of each tax filing season.

10)	The credit card bulk provider shall ensure an accuracy rate to the Government of 99% or higher for transmitted transaction data as provided by the taxpayer. This includes accuracy of electronic payment data resulting from intermediate actions taken by the Credit Card Bulk Provider necessary for coding, applying and transmitting payment data to the Government.

11)	The credit card bulk provider must provide only guaranteed payments to the Government for the ACH debit file.

12)	Forward settlement files to the TFA one business day prior to settlement.

13)	Funds must be available in the credit card bulk provider’s designated bank account one business day after the settlement file is submitted.

14)	The credit card bulk provider shall schedule testing with the TFA as early as possible. Provide the TFA with a test plan and test cases if need be. Once completed, provide the certification, from the TFA, to the IRS point of contact by the date specified by the IRS. Ensure that the TFA is aware of the certification date when coordinating the test effort.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
15)	The credit card bulk provider shall ensure that all credit card discount fees and other transaction fees are paid.

16)	The credit card bulk provider shall inform the IRS of plans to market the program and provide copies of all materials such as newsletters, software packaging, inserts, and ads for approval.

17)	Disclosure — The confidentiality of any information relating to Federal credit card payments completed in a single transaction must be maintained. This includes absolutely no disclosure or use of information collected during this transaction for any purpose other than processing the transaction to the U.S. Treasury. Information collected during this transaction shall not be disclosed or used for any purpose prohibited by Section 6311 of the Internal Revenue Code or Treasury Regulation section 301.6311-2.

18)	The credit card bulk provider and its subcontractors are subject to and shall comply with Section 6311 of the Internal Revenue Code or Treasury Regulation section 301.6311-2 regarding credit card payments.

19)	Chargebacks — Process chargeback actions in accordance with the IRS’s written procedures. This shall include reimbursing the Contractor for unauthorized charges that are substantiated by the cardholder and approved by the Contractor’s duly authorized management representative. The Contractor must have completed and delivered the appropriate IRS chargeback form and supporting documentation to the IRS as described in IRS chargeback procedures. Such chargeback requests shall be processed based on the Contractor’s determination of the appropriateness of this action as signified by its authorized claimant’s signature. IRS reserves the right to deny any chargeback request that does not conform to the requirements
C. The IRS will provide the following items:
1)	An electronic copy of General Information for Taxpayers which is required to be included in the software.

2)	A hyperlink from the IRS Web site to the credit card bulk provider’s web site. The link will be established within the electronic services page of www.irs.gov.

3)	Provide chargeback procedures for handling erroneous credit card payments.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
D.	The IRS in conjunction with FMS will determine the Treasury Financial Agent (TFA), that the credit card bulk provider will be assigned; currently Bank of America.

E.	Non-compliance with any of the requirements may result in the termination of the agreement and the termination of acceptance of credit card payments.
Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
IRS Annual Credit Card Bulk Provider Registration

Company Name	Employer Identification Number

Name of Parent Company (if applicable)

Address

City	State	Zip

Type of Credit Cards to be Accepted (AMEX, DISC, MC, VISA)

Tax Types Accepted (1040, 4868s, etc.)	Type /Brand Name of Software to be Used

Orientation of software (desktop, web based, taxpayers online, practitioners, etc)

Convenience Fees Charged to Taxpayers (all fees need to be presented)

Projected Volumes	CC Application Implementation Date	Ending date

Name of Subcontractors

Project Manager’s Name	Telephone #	e-mail address

Revised 03/05/08

Attachment 3, Appendix B

2009 Credit Card Bulk Provider Requirements
IRS CREDIT CARD BULK PROVIDER AGREEMENT
In accordance with the specifications and requirements of the 2009 Credit Card Bulk Provider Requirements and the related Registration, the undersigned (Credit Card Bulk Provider) hereby acknowledge, in agreement with the IRS, to the following:
(1) All requirements listed in the Credit Card Bulk Provider Requirements will be complied with.
(2) Any non-compliance with the requirements may result in termination of this agreement and ability to participate in the credit card bulk provider application.

Name of the Bulk Provider

By:
Name:
Title:
ACCEPTED AS OF ___(date)______,

Internal Revenue Service

By:
Name:
Title:
Revised 03/05/08

Treasury Regulation 301.6311-2	Attachment 3, Appendix C

[4830-01-p]	Published December 14, 2001
DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Part 301
[TD 8969]
RIN 1545-AW37
Payment by Credit Card and Debit Card
AGENCY: Internal Revenue Service (IRS), Treasury.
ACTION: Final regulations and removal of temporary regulations.
SUMMARY: This document contains final regulations authorizing the Commissioner to accept payment of internal revenue taxes by credit card or debit card and limit the use and disclosure of information relating to payment of taxes by credit card and debit card. Additionally, the final regulations provide that payments of tax by check or money order should be made payable to the United States Treasury. The final regulations reflect changes to the law made by the Taxpayer Relief Act of 1997 and affect persons who pay their tax liabilities by credit card, debit card, check, or money order.
DATES: Effective Date: These final regulations are effective December 14, 2001.
     Applicability Date: For dates of applicability, see §301.6311-2(h).
FOR FURTHER INFORMATION CONTACT: Brinton Warren (202) 622-4940 (not a toll-free number).

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
SUPPLEMENTARY INFORMATION:
Background
     This document contains final regulations amending the Procedure and Administration Regulations (26 CFR part 301) under sections 6103 and 6311 of the Internal Revenue Code (Code). The final regulations reflect the amendment of sections 6103 and 6311 by section 1205 of the Taxpayer Relief Act of 1997, Public Law 105-34 (111 Stat. 788) (TRA 1997); section 4003(k) of the Tax and Trade Relief Extension Act of 1998, Public Law 105-277 (112 Stat. 2681)(TREA 1998); and section 3703 of the Internal Revenue Service Restructuring and Reform Act of 1998, Public Law 105-206 (112 Stat. 685)(RRA 1998).
     On December 15, 1998, the IRS and Treasury published temporary regulations (TD 8793) in the Federal Register (63 FR 68995). A notice of proposed rulemaking (REG-111435-98) cross-referencing the temporary regulations was published on the same day in the Federal Register (63 FR 69031). (References herein to the proposed regulations shall be to the temporary regulations.) No public hearing was requested or held. Two written comment letters were received. After consideration of the comments, the proposed regulations are adopted as revised by this Treasury decision, and the corresponding temporary regulations are removed. The comments and revisions are discussed below.

2

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
Explanation of Provisions
     Section 301.6311-1 currently provides that checks or money orders should be made payable to the Internal Revenue Service. Section 3703 of RRA 1998 states that the Secretary of the Treasury shall establish such rules, regulations, and procedures as are necessary to allow payment of taxes by check or money order payable to the United States Treasury. The amendment to § 301.6311-1 accordingly provides that checks and money orders should be made payable to the United States Treasury.
     As amended by section 1205 of TRA 1997, section 6311(a) provides that it shall be lawful for the Secretary of the Treasury to receive payment for internal revenue taxes by any commercially acceptable means that the Secretary deems appropriate, to the extent and under the conditions provided in regulations prescribed by the Secretary. The legislative history accompanying TRA 1997 explains that commercially acceptable means include “electronic funds transfers, including those arising from credit cards, debit cards, and charge cards.” H.R. Conf. Rep. No. 105-220, at 652 (1997). The current regulations under § 301.6311-1 permit payment of taxes by checks, drafts drawn on financial institutions, or money orders. The final regulations add payments by credit cards (which includes charge cards) and debit cards to the acceptable methods of payment under section 6311. Section 6302 and the regulations thereunder remain the

3

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
authority for forms of payment by electronic funds transfer other than payment by credit card or debit card.
     Only credit cards or debit cards approved by the Commissioner may be used for payment of internal revenue taxes under section 6311, only the types of tax liabilities specified by the Commissioner may be paid by credit card or debit card, and all such payments must be made in the manner and in accordance with the forms, instructions, and procedures prescribed by the Commissioner. The Commissioner has entered into contracts with third party service providers who will process the credit and debit card transactions. The Commissioner may not impose any fee on persons making payment of taxes by credit card or debit card. However, other persons participating in the program, including third party service providers who process credit or debit card transactions, are not prohibited from charging fees.
     The final regulations provide, as required by section 6311(d)(3), that the payment of taxes by credit card or debit card is subject to the error resolution procedures of section 161 of the Truth in Lending Act (TILA) (15 U.S.C. 1666), section 908 of the Electronic Fund Transfer Act (EFTA) (15 U.S.C. 1693f), or any similar provisions of state or local law. The payment, however, is subject to the error resolution procedures of these statutes only for the purpose of resolving errors relating to the credit card or debit card account, and not for the purpose of resolving any errors, disputes, or adjustments relating to the

4

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
underlying tax liability. These provisions ensure that any disputes concerning the merits of the tax liability will be resolved in the traditional administrative and judicial forums (e.g., by filing a petition in Tax Court or by paying the disputed tax and filing a claim for refund), and will not be raised in any dispute with the card issuer, financial institution, or other person participating in the credit card or debit card transaction.
     As authorized by section 6311(d)(3)(E), the final regulations permit the Commissioner to return funds erroneously received due to errors relating to the credit card or debit card account by arranging for a credit to the taxpayer’s account with the issuer of the credit card or debit card or other appropriate financial institution or person. Returns of funds through credit card or debit card account credits, however, are available only to correct errors relating to the credit card or debit card account, and not to refund overpayments of taxes.
     The final regulations also provide the procedures required under sections 6103(k)(9) and 6311(e) with respect to the use and disclosure of information relating to payment of taxes by credit card and debit card. Section 1205(c)(1) of TRA 1997 (as amended by section 6012(b)(2) of RRA 1998) added section 6103(k)(9), which authorizes the IRS to disclose returns and return information to financial institutions and others to the extent necessary for the administration of section 6311. Section

5

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
6103(k)(9) further provides that disclosures of information for purposes other than to accept payments by check or money order (for example, to accept payment by credit card or debit card) shall be made only to the extent authorized by written procedures promulgated by the Secretary. Section 6311(e) provides that no person shall use or disclose any information relating to credit card or debit card transactions obtained pursuant to section 6103(k)(9), except to the extent authorized by written procedures promulgated by the Secretary.
     Pursuant to section 6311(e), the final regulations provide that information received by any person in connection with the payment of tax by credit card or debit card shall be treated as confidential by all persons who receive such information, whether such information is received from the IRS or from any other person, including the taxpayer. IRS personnel are authorized to disclose to card issuers, financial institutions, and other persons information necessary to process the tax payment or to bill or collect the amount charged or debited (for example, to resolve billing errors).
     The final regulations set forth the limited purposes and activities for which such information may be used or disclosed by card issuers, financial institutions, and other persons. The permitted purposes and activities principally involve credit card and debit card processing, billing, collection, account servicing, account transfers, internal business records, legal

6

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
compliance, and legal proceedings. The final regulations expressly prohibit the selling of information, the sharing of information with credit bureaus, or the use of information for any marketing purpose. Any person who uses or discloses information in violation of section 6311(e) is subject to civil liability for damages under section 7431(a)(2). See section 7431(h), added by section 1205(c)(2) of TRA 1997 (as amended by section 6012(b)(3) of RRA 1998).
Summary of Comments
     Commentators recommended that the final regulations be amended to permit the IRS to compensate private sector companies for the services they provide in connection with the payment of taxes by credit and debit card. However, section 6311(d)(2) prohibits the payment of such compensation. Thus, the final regulations do not adopt this recommendation.
     Commentators also recommended that the final regulations incorporate by reference the applicable regulations and staff commentaries adopted by the Federal Reserve Board under the provisions of TILA and EFTA referenced in the final regulations. The final regulations do not adopt this recommendation because the references in section 6311 and the final regulations to section 161 of TILA and section 908 of EFTA are sufficient to make the Federal Reserve Board regulations and other legal guidance under section 161 of TILA and section 908 of EFTA

7

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
applicable to the payment of taxes by credit card or debit card, except as explicitly excepted in sections 6311(d)(3)(A) and (C).
     Commentators also recommended a clarification of § 301.6311-2T(c)(2) of the temporary regulations, which provides that the United States has a lien for the guaranteed amount of a transaction upon all the assets of the institution making the guarantee if the United States is not duly paid after the taxpayer tenders a payment of taxes by credit card or debit card. The commentators note that the mere tendering of payment by credit card or debit card is not sufficient for the United States to have a lien. Rather, the parties involved in the transaction must also follow the applicable procedures required to authorize the transaction and to obtain the guarantee. Thus, the commentators recommended that language be added to the final regulations to provide that the United States will not have a lien unless the parties involved follow the procedures required to authorize the transaction and obtain a guarantee.
     Under the temporary regulations, the financial institution must expressly guarantee the payment in order for the United States to have a lien on the assets of the institution making the guarantee. The financial institution’s express guarantee will arise only if the applicable procedures necessary to authorize the transaction and obtain the guarantee are properly followed. Additional language in the final regulations is therefore unnecessary.

8

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
     One commentator questioned the use of the term commercial transactions in § 301.6311-2T(d)(2)(D). The commentator recommended removing the word commercial because, in general, TILA does not apply to commercial transactions. The final regulations adopt this recommendation by replacing §301.6311-2T(d)(2)(D) in the final regulations with a provision covering other types of errors similar to the ones explicitly covered by error resolution procedures in the final regulations.
     One commentator recommended clarification of §301.6311-2T(g)(3)(i), which prohibits use or disclosure of information relating to credit and debit card transactions for purposes related to the sale or exchange of such information separate from the underlying receivable or account. The commentator stated that this provision conflicts with other provisions in the temporary regulations that specifically permit an exchange of credit and debit card information to process credit and debit card transactions and resolve billing errors without a sale or exchange of the underlying receivable or account. The commentator’s concern stems from an ambiguity created by the use of the term exchange. To avoid confusion, the final regulations replace exchange with transfer for consideration.
Explanation of Other Revisions
     Other changes to the final regulations include the following. First, the final regulations clarify that sending

9

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
receipts or confirmation of a transaction to the taxpayer, including secured electronic transmissions and facsimiles, is a permissible disclosure. See §301.6311-2(g)(1)(i)(E). Second, the final regulations clarify that disclosure of information necessary to complete a transaction by the taxpayer with a state or local government agency (for example, to pay state or local tax by credit card or debit card) is a permissible disclosure when explicitly authorized by the taxpayer. This allows a taxpayer to make a state or local tax payment immediately after making a federal tax payment without requiring the taxpayer to reenter information (for example, name and Taxpayer Identification Number). See §301.6311-2(g)(1)(i)(F). Third, the final regulations provide that the term tax as used in these final regulations includes interest, penalties, additional amounts, and additions to tax. See §301.6311-2(a)(1). The temporary regulations did not refer to additional amounts.
Special Analyses
     It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that section 553(b) of the Administrative Procedure Act (5 U.S.C. chapter 5) does not apply to these final regulations, and because these final regulations do not impose a collection of information on small entities, the

10

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
Regulatory Flexibility Act (5 U.S.C. chapter 6) does not apply. Therefore, a Regulatory Flexibility Analysis is not required. Pursuant to section 7805(f) of the Code, the notice of proposed rulemaking preceding these final regulation was submitted to the Chief Counsel for Advocacy of the Small Business Administration for comment on its impact on small business.
Drafting Information
     The principal author of these final regulations is R. Bradley Taylor of the Office of Associate Chief Counsel, Procedure and Administration (Administrative Provisions and Judicial Practice Division).
List of Subjects in 26 CFR Part 301
     Employment taxes, Estate taxes, Excise taxes, Gift taxes, Income taxes, Penalties, Reporting and recordkeeping requirements.
Adoption of Amendments to the Regulations
Accordingly, 26 CFR part 301 is amended as follows:
PART 301—PROCEDURE AND ADMINISTRATION
     Paragraph 1. The authority citation for part 301 is amended by adding entries in numerical order to read in part as follows:
     Authority: 26 U.S.C. 7805 * * *
     Section 301.6103(k)(9)-1 also issued under 26 U.S.C. 6103(k)(9) and 26 U.S.C. 6103(q). * * *
     Section 301.6311-2 also issued under 26 U.S.C. 6311. * * *
     Par. 2. Section 301.6103(k)(9)-1 is added to read as follows:

11

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
§301.6103(k)(9)-1 Disclosure of returns and return information relating to payment of tax by credit card and debit card.
     Officers and employees of the Internal Revenue Service may disclose to card issuers, financial institutions, or other persons such return information as the Commissioner deems necessary in connection with processing credit card and debit card transactions to effectuate payment of tax as authorized by § 301.6311-2. Officers and employees of the Internal Revenue Service may disclose such return information to such persons as the Commissioner deems necessary in connection with billing or collection of the amounts charged or debited, including resolution of errors relating to the credit card or debit card account as described in § 301.6311-2(d).
§301.6103(k)(9)-1T [Removed]
     Par. 3. Section 301.6103(k)(9)-1T is removed.
§301.6311-1 [Amended]
     Par. 4. In section 301.6311-1, paragraph(a)(1)(i) is revised by removing the language “Internal Revenue Service” from the third sentence and adding the language “United States Treasury” in its place.
     Par. 5. Section 301.6311-2 is added to read as follows:
§301.6311-2 Payment by credit card and debit card.
     (a) Authority to receive—(1) Payments by credit card and debit card. Internal revenue taxes may be paid by credit card or

12

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
debit card as authorized by this section. Payment of taxes by credit card or debit card is voluntary on the part of the taxpayer. Only credit cards or debit cards approved by the Commissioner may be used for this purpose, only the types of tax liabilities specified by the Commissioner may be paid by credit card or debit card, and all such payments must be made in the manner and in accordance with the forms, instructions and procedures prescribed by the Commissioner. All references in this section to tax also include interest, penalties, additional amounts, and additions to tax.
     (2) Payments by electronic funds transfer other than payments by credit card and debit card. Provisions relating to payments by electronic funds transfer other than payments by credit card and debit card are contained in section 6302 and the Treasury Regulations promulgated pursuant to section 6302.
     (3) Definitions—(i) Credit card means any credit card as defined in section 103(k) of the Truth in Lending Act (15 U.S.C. 1602(k)), including any credit card, charge card, or other credit device issued for the purpose of obtaining money, property, labor, or services on credit.
     (ii) Debit card means any accepted card or other means of access as defined in section 903(1) of the Electronic Fund Transfer Act (15 U.S.C. 1693a(1)), including any debit card or similar device or means of access to an account issued for the purpose of initiating electronic fund transfers to obtain money,

13

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
property, labor, or services.
     (b) When payment is deemed made. A payment of tax by credit card or debit card shall be deemed made when the issuer of the credit card or debit card properly authorizes the transaction, provided that the payment is actually received by the United States in the ordinary course of business and is not returned pursuant to paragraph (d)(3) of this section.
     (c) Payment not made—(1) Continuing liability of taxpayer. A taxpayer who tenders payment of taxes by credit card or debit card is not relieved of liability for such taxes until the payment is actually received by the United States and is not required to be returned pursuant to paragraph (d)(3) of this section. This continuing liability of the taxpayer is in addition to, and not in lieu of, any liability of the issuer of the credit card or debit card or financial institution pursuant to paragraph (c)(2) of this section.
     (2) Liability of financial institutions. If a taxpayer has tendered a payment of internal revenue taxes by credit card or debit card, the credit card or debit card transaction has been guaranteed expressly by a financial institution, and the United States is not duly paid, then the United States shall have a lien for the guaranteed amount of the transaction upon all the assets of the institution making such guarantee. The unpaid amount shall be paid out of such assets in preference to any other claims whatsoever against such guaranteeing institution, except

14

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
the necessary costs and expenses of administration and the reimbursement of the United States for the amount expended in the redemption of the circulating notes of such institution.
     (d) Resolution of errors relating to the credit card or debit card account—(1) In general. Payments of taxes by credit card or debit card shall be subject to the applicable error resolution procedures of section 161 of the Truth in Lending Act (15 U.S.C. 1666), section 908 of the Electronic Fund Transfer Act (15 U.S.C. 1693f), or any similar provisions of state or local law, for the purpose of resolving errors relating to the credit card or debit card account, but not for the purpose of resolving any errors, disputes or adjustments relating to the underlying tax liability.
     (2) Matters covered by error resolution procedures. (i) The error resolution procedures of paragraph (d)(1) of this section apply to the following types of errors —
     (A) An incorrect amount posted to the taxpayer’s account as a result of a computational error, numerical transposition, or similar mistake;
     (B) An amount posted to the wrong taxpayer’s account;
     (C) A transaction posted to the taxpayer’s account without the taxpayer’s authorization; and
     (D) Other similar types of errors that would be subject to resolution under section 161 of the Truth in Lending Act (15 U.S.C. 1666), section 908 of the Electronic Fund Transfer Act (15

15

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
U.S.C. 1693f), or similar provisions of state or local law.
     (ii) An error described in paragraph (d)(2)(i)of this section may be resolved only through the procedures referred to in paragraph (d)(1) of this section and cannot be a basis for any claim or defense in any administrative or court proceeding involving the Commissioner or the United States.
     (3) Return of funds pursuant to error resolution procedures. Notwithstanding section 6402, if a taxpayer is entitled to a return of funds pursuant to the error resolution procedures of paragraph (d)(1) of this section, the Commissioner may, in the Commissioner’s sole discretion, effect such return by arranging for a credit to the taxpayer’s account with the issuer of the credit card or debit card or any other financial institution or person that participated in the transaction in which the error occurred.
     (4) Matters not subject to error resolution procedures. The error resolution procedures of paragraph (d)(1) of this section do not apply to any error, question, or dispute concerning the amount of tax owed by any person for any year. For example, these error resolution procedures do not apply to determine a taxpayer’s entitlement to a refund of tax for any year for any reason, nor may they be used to pay a refund. All such matters shall be resolved through administrative and judicial procedures established pursuant to the Internal Revenue Code and the rules and regulations thereunder.

16

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
     (5) Section 170 of the Truth in Lending Act not applicable. Payments of taxes by credit card or debit card are not subject to section 170 of the Truth in Lending Act (15 U.S.C. 1666i) or to any similar provision of state or local law.
     (e) Fees or charges. The Internal Revenue Service may not impose any fee or charge on persons making payment of taxes by credit card or debit card. This section does not prohibit the imposition of fees or charges by issuers of credit cards or debit cards or by any other financial institution or person participating in the credit card or debit card transaction. The Internal Revenue Service may not receive any part of any fees that may be charged.
     (f) Authority to enter into contracts. The Commissioner may enter into contracts related to receiving payments of tax by credit card or debit card if such contracts are cost beneficial to the Government. The determination of whether the contract is cost beneficial shall be based on an analysis appropriate for the contract at issue and at a level of detail appropriate to the size of the Government’s investment or interest. The Commissioner may not pay any fee or charge or provide any other monetary consideration under such contracts for such payments.
     (g) Use and disclosure of information relating to payment of taxes by credit card and debit card. Any information or data obtained directly or indirectly by any person other than the taxpayer in connection with payment of taxes by a credit card or

17

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
debit card shall be treated as confidential, whether such information is received from the Internal Revenue Service or from any other person (including the taxpayer).
     (1) No person other than the taxpayer shall use or disclose such information except as follows–
     (i) Card issuers, financial institutions, or other persons participating in the credit card or debit card transaction may use or disclose such information for the purpose and in direct furtherance of servicing cardholder accounts, including the resolution of errors in accordance with paragraph (d) of this section. This authority includes the following—
     (A) Processing the credit card or debit card transaction, in all of its stages through and including the crediting of the amount charged on account of tax to the United States Treasury;
     (B) Billing the taxpayer for the amount charged or debited with respect to payment of the tax liability;
     (C) Collecting the amount charged or debited with respect to payment of the tax liability;
     (D) Returning funds to the taxpayer in accordance with paragraph (d)(3) of this section;
     (E) Sending receipts or confirmation of a transaction to the taxpayer, including secured electronic transmissions and facsimiles; and
     (F) Providing information necessary to make a payment to state or local government agencies, as explicitly authorized by

18

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
the taxpayer (e.g., name, address, taxpayer identification number).
     (ii) Card issuers, financial institutions or other persons participating in the credit card or debit card transaction may use and disclose such information for the purpose and in direct furtherance of any of the following activities—
     (A) Assessment of statistical risk and profitability;
     (B) Transfer of receivables or accounts or any interest therein;
     (C) Audit of account information;
     (D) Compliance with federal, state, or local law; and
     (E) Cooperation in properly authorized civil, criminal, or regulatory investigations by federal, state, or local authorities.
     (2) Notwithstanding the provisions of paragraph (g)(1), use or disclosure of information relating to credit card and debit card transactions for purposes related to any of the following is not authorized–
     (i) Sale of such information (or transfer of such information for consideration) separate from a sale of the underlying account or receivable (or transfer of the underlying account or receivable for consideration);
     (ii) Marketing for any purpose, such as, marketing tax-related products or services, or marketing any product or service that targets those who have used a credit card or debit card to

19

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
pay taxes; and
     (iii) Furnishing such information to any credit reporting agency or credit bureau, except with respect to the aggregate amount of a cardholder’s account, with the amount attributable to payment of taxes not separately identified.
     (3) Use and disclosure of information other than as authorized by this paragraph (g) may result in civil liability under sections 7431(a)(2) and (h).

20

Treasury Regulation 301.6311-2	Attachment 3, Appendix C
     (h) Effective date. This section applies to payments of taxes made on and after December 14, 2001.
§301.6311-2T [Removed]
     Par. 6. Section 301.6311-2T is removed.
Deputy Commissioner of Internal Revenue.
Approved:
Acting Assistant Secretary of the Treasury.